UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM N-Q

QUARTERLY SCHEDULE OF PORTFOLIO HOLDINGS OF REGISTERED

MANAGEMENT INVESTMENT COMPANY

Investment Company Act file number 811-3420

Oppenheimer Integrity Funds

(Exact name of registrant as specified in charter)

6803 South Tucson Way, Centennial, Colorado 80112-3924

(Address of principal executive offices) (Zip code)

Cynthia Lo Bessette

OFI Global Asset Management, Inc.

225 Liberty Street, New York, New York 10281-1008

(Name and address of agent for service)

Registrant’s telephone number, including area code: (303) 768-3200

Date of fiscal year end: December 31

Date of reporting period: 3/31/2018

Item 1. Schedule of Investments.

STATEMENT OF INVESTMENTS March 31, 2018 Unaudited

	Principal Amount	Value
Asset-Backed Securities—13.6%
Auto Loan—8.9%
American Credit Acceptance Receivables Trust:
Series 2014-4, Cl. D, 5.24%, 2/10/22[1]	$825,000	$825,704
Series 2015-1, Cl. C, 4.29%, 4/12/21[1]	1,065,621	1,072,459
Series 2015-3, Cl. B, 3.56%, 10/12/21[1]	401,835	402,236
Series 2015-3, Cl. C, 4.84%, 10/12/21[1]	4,445,000	4,496,526
Series 2015-3, Cl. D, 5.86%, 7/12/22[1]	1,875,000	1,898,977
Series 2016-4, Cl. B, 2.11%, 2/12/21[1]	2,075,000	2,071,061
Series 2017-3, Cl. B, 2.25%, 1/11/21[1]	1,235,000	1,228,318
Series 2017-4, Cl. B, 2.61%, 5/10/21[1]	1,000,000	995,689
Series 2017-4, Cl. C, 2.94%, 1/10/24[1]	2,831,000	2,820,708
Series 2017-4, Cl. D, 3.57%, 1/10/24[1]	3,368,000	3,345,181
AmeriCredit Automobile Receivables Trust:
Series 2015-2, Cl. D, 3.00%, 6/8/21	4,152,000	4,152,875
Series 2017-2, Cl. D, 3.42%, 4/18/23	3,735,000	3,722,688
Series 2017-3, Cl. D, 3.18%, 7/18/23	4,000,000	3,952,377
Series 2017-4, Cl. D, 3.08%, 12/18/23	1,895,000	1,871,983
Capital Auto Receivables Asset Trust:
Series 2014-1, Cl. D, 3.39%, 7/22/19	352,611	352,712
Series 2017-1, Cl. D, 3.15%, 2/20/25[1]	560,000	555,199
CarFinance Capital Auto Trust:
Series 2014-1A, Cl. D, 4.90%, 4/15/20[1]	2,240,000	2,255,583
Series 2015-1A, Cl. A, 1.75%, 6/15/21[1]	187,186	186,749
CarMax Auto Owner Trust:
Series 2015-2, Cl. D, 3.04%, 11/15/21	930,000	929,170
Series 2015-3, Cl. D, 3.27%, 3/15/22	3,045,000	3,048,687
Series 2016-1, Cl. D, 3.11%, 8/15/22	2,045,000	2,043,018
Series 2016-3, Cl. D, 2.94%, 1/17/23	1,330,000	1,316,456
Series 2016-4, Cl. D, 2.91%, 4/17/23	3,105,000	3,066,852
Series 2017-1, Cl. D, 3.43%, 7/17/23	2,675,000	2,672,977
Series 2017-4, Cl. D, 3.30%, 5/15/24	1,435,000	1,422,298
Series 2018-1, Cl. D, 3.37%, 7/15/24	1,095,000	1,086,032
CIG Auto Receivables Trust, Series 2017-1A, Cl. A, 2.71%, 5/15/23[1]	1,473,963	1,465,945
CPS Auto Receivables Trust:
Series 2013-C, Cl. D, 6.59%, 8/15/19[1]	1,320,000	1,326,570
Series 2017-C, Cl. A, 1.78%, 9/15/20[1]	720,082	717,030
Series 2017-C, Cl. B, 2.30%, 7/15/21[1]	1,275,000	1,264,496
Series 2017-D, Cl. B, 2.43%, 1/18/22[1]	2,390,000	2,366,159
Series 2018-A, Cl. B, 2.77%, 4/18/22[1]	2,080,000	2,068,161
CPS Auto Trust, Series 2017-A, Cl. B, 2.68%, 5/17/21[1]	735,000	732,205
Credit Acceptance Auto Loan Trust:
Series 2017-3A, Cl. C, 3.48%, 10/15/26[1]	2,865,000	2,836,989
Series 2018-1A, Cl. B, 3.60%, 4/15/27[1]	1,990,000	1,984,092
Series 2018-1A, Cl. C, 3.77%, 6/15/27[1]	2,840,000	2,831,904
Drive Auto Receivables Trust:
Series 2015-BA, Cl. D, 3.84%, 7/15/21[1]	220,000	222,102
Series 2015-CA, Cl. D, 4.20%, 9/15/21[1]	1,535,000	1,554,772
Series 2015-DA, Cl. C, 3.38%, 11/15/21[1]	1,318,951	1,323,460

1        OPPENHEIMER TOTAL RETURN BOND FUND

STATEMENT OF INVESTMENTS Unaudited / Continued

	Principal Amount	Value
Auto Loan (Continued)
Drive Auto Receivables Trust: (Continued)
Series 2016-CA, Cl. C, 3.02%, 11/15/21[1]	$1,725,000	$1,728,037
Series 2016-CA, Cl. D, 4.18%, 3/15/24[1]	1,905,000	1,937,231
Series 2017-1, Cl. B, 2.36%, 3/15/21	1,975,000	1,969,826
Series 2017-2, Cl. B, 2.25%, 6/15/21	1,285,000	1,281,905
Series 2017-2, Cl. C, 2.75%, 9/15/23	1,415,000	1,407,638
Series 2017-3, Cl. C, 2.80%, 7/15/22	1,590,000	1,585,809
Series 2017-AA, Cl. C, 2.98%, 1/18/22[1]	4,240,000	4,242,611
Series 2017-AA, Cl. D, 4.16%, 5/15/24[1]	2,425,000	2,466,253
Series 2017-BA, Cl. D, 3.72%, 10/17/22[1]	2,685,000	2,707,435
Series 2018-1, Cl. D, 3.81%, 5/15/24	2,545,000	2,551,668
DT Auto Owner Trust:
Series 2015-2A, Cl. D, 4.25%, 2/15/22[1]	1,175,000	1,185,124
Series 2016-4A, Cl. E, 6.49%, 9/15/23[1]	870,000	897,973
Series 2017-1A, Cl. C, 2.70%, 11/15/22[1]	1,799,000	1,792,833
Series 2017-1A, Cl. D, 3.55%, 11/15/22[1]	2,085,000	2,079,273
Series 2017-1A, Cl. E, 5.79%, 2/15/24[1]	1,815,000	1,848,258
Series 2017-2A, Cl. B, 2.44%, 2/15/21[1]	2,745,000	2,740,979
Series 2017-2A, Cl. D, 3.89%, 1/15/23[1]	2,405,000	2,408,532
Series 2017-3A, Cl. B, 2.40%, 5/17/21[1]	2,455,000	2,443,624
Series 2017-3A, Cl. E, 5.60%, 8/15/24[1]	2,710,000	2,739,272
Series 2017-4A, Cl. C, 2.86%, 7/17/23[1]	1,515,000	1,505,375
Series 2017-4A, Cl. D, 3.47%, 7/17/23[1]	5,210,000	5,160,806
Series 2017-4A, Cl. E, 5.15%, 11/15/24[1]	1,995,000	1,988,851
Series 2018-1A, Cl. B, 3.04%, 1/18/22[1]	2,275,000	2,274,806
Exeter Automobile Receivables Trust, Series 2018-1A, Cl. B, 2.75%, 4/15/22[1]	2,255,000	2,239,770
Flagship Credit Auto Trust:
Series 2014-1, Cl. D, 4.83%, 6/15/20[1]	360,000	364,087
Series 2016-1, Cl. C, 6.22%, 6/15/22[1]	4,265,000	4,475,741
GLS Auto Receivables Trust, Series 2018-1A, Cl. A, 2.82%, 7/15/22[1]	5,626,458	5,606,923
GM Financial Automobile Leasing Trust, Series 2017-3, Cl. C, 2.73%, 9/20/21	1,565,000	1,550,555
Navistar Financial Dealer Note Master Owner Trust II:
Series 2016-1, Cl. D, 5.172% [LIBOR01M+330], 9/27/21[1,2]	900,000	901,213
Series 2017-1, Cl. C, 3.422% [LIBOR01M+155], 6/27/22[1,2]	750,000	754,003
Series 2017-1, Cl. D, 4.172% [LIBOR01M+230], 6/27/22[1,2]	865,000	865,782
Santander Drive Auto Receivables Trust:
Series 2015-5, Cl. D, 3.65%, 12/15/21	1,665,000	1,681,348
Series 2016-2, Cl. D, 3.39%, 4/15/22	1,975,000	1,988,522
Series 2017-1, Cl. D, 3.17%, 4/17/23	1,900,000	1,889,234
Series 2017-1, Cl. E, 5.05%, 7/15/24[1]	5,845,000	5,982,713
Series 2017-2, Cl. D, 3.49%, 7/17/23	2,875,000	2,878,628
Series 2017-3, Cl. D, 3.20%, 11/15/23	5,315,000	5,269,536
Series 2018-1, Cl. D, 3.32%, 3/15/24	1,605,000	1,584,763
Santander Retail Auto Lease Trust, Series 2017-A, Cl. C, 2.96%, 11/21/22[1]	2,575,000	2,547,642

2        OPPENHEIMER TOTAL RETURN BOND FUND

	Principal Amount	Value
Auto Loan (Continued)
TCF Auto Receivables Owner Trust, Series 2015-1A, Cl. D, 3.53%, 3/15/22[1]	$1,510,000	$1,501,363
United Auto Credit Securitization Trust, Series 2018-1, Cl. C, 3.05%, 9/10/21[1]	3,475,000	3,461,713
Veros Automobile Receivables Trust, Series 2017-1, Cl. A, 2.84%, 4/17/23[1]	1,590,529	1,584,807
Westlake Automobile Receivables Trust:
Series 2016-1A, Cl. E, 6.52%, 6/15/22[1]	3,485,000	3,580,481
Series 2017-2A, Cl. E, 4.63%, 7/15/24[1]	3,210,000	3,217,736
Series 2018-1A, Cl. C, 2.92%, 5/15/23[1]	2,340,000	2,328,727
Series 2018-1A, Cl. D, 3.41%, 5/15/23[1]	4,490,000	4,485,488
		184,171,294
Credit Card—4.2%
Cabela’s Credit Card Master Note Trust:
Series 2013-2A, Cl. A2, 2.427% [LIBOR01M+65], 8/16/21[1,2]	1,405,000	1,407,728
Series 2016-1, Cl. A1, 1.78%, 6/15/22	6,793,000	6,723,075
Series 2016-1, Cl. A2, 2.627% [LIBOR01M+85], 6/15/22[2]	7,745,000	7,801,215
Capital One Multi-Asset Execution Trust:
Series 2014-A4, Cl. A4, 2.137% [LIBOR01M+36], 6/15/22[2]	1,365,000	1,369,003
Series 2016-A3, Cl. A3, 1.34%, 4/15/22	2,305,000	2,272,045
Citibank Credit Card Issuance Trust, Series 2014-A6, Cl. A6, 2.15%, 7/15/21	10,621,000	10,564,849
Discover Card Execution Note Trust:
Series 2012-A6, Cl. A6, 1.67%, 1/18/22	4,190,000	4,143,441
Series 2016-A1, Cl. A1, 1.64%, 7/15/21	7,965,000	7,912,402
Series 2016-A4, Cl. A4, 1.39%, 3/15/22	7,570,000	7,440,087
Evergreen Credit Card Trust, Series 2016-3, Cl. A, 2.277% [LIBOR01M+50], 11/16/20[1,2]	5,360,000	5,373,962
World Financial Network Credit Card Master Trust:
Series 2012-D, Cl. A, 2.15%, 4/17/23	2,050,000	2,036,275
Series 2016-B, Cl. A, 1.44%, 6/15/22	5,912,000	5,887,752
Series 2017-A, Cl. A, 2.12%, 3/15/24	5,055,000	4,983,059
Series 2017-B, Cl. A, 1.98%, 6/15/23	6,455,000	6,397,556
Series 2017-C, Cl. A, 2.31%, 8/15/24	5,740,000	5,644,583
Series 2018-A, Cl. A, 3.07%, 12/16/24	7,965,000	7,983,481
		87,940,513
Equipment—0.4%
CCG Receivables Trust:
Series 2017-1, Cl. B, 2.75%, 11/14/23[1]	2,915,000	2,864,209
Series 2018-1, Cl. B, 3.09%, 6/16/25[1]	1,320,000	1,315,126
Series 2018-1, Cl. C, 3.42%, 6/16/25[1]	381,000	379,626
CNH Equipment Trust, Series 2017-C, Cl. B, 2.54%, 5/15/25	960,000	941,678
FRS I LLC, Series 2013-1A, Cl. A1, 1.80%, 4/15/43[1]	143,914	142,776
Verizon Owner Trust, Series 2017-3A, Cl. A1A, 2.06%, 4/20/22[1]	2,545,000	2,512,474
		8,155,889

3        OPPENHEIMER TOTAL RETURN BOND FUND

STATEMENT OF INVESTMENTS Unaudited / Continued

	Principal Amount	Value
Home Equity Loan—0.0%
CWABS Asset-Backed Certificates Trust, Series 2005-14, Cl. 1A1, 2.102% [US0001M+23], 4/25/36[2]	$92,067	$92,286
Loans: Other—0.1%
Dell Equipment Finance Trust, Series 2017-2, Cl. B, 2.47%, 10/24/22[1]	955,000	941,329
Element Rail Leasing I LLC, Series 2014-1A, Cl. A1, 2.299%, 4/19/44[1]	1,240,157	1,232,516
		2,173,845
Total Asset-Backed Securities (Cost $283,909,514)		282,533,827
Mortgage-Backed Obligations—49.2%
Government Agency—33.5%
FHLMC/FNMA/FHLB/Sponsored—21.8%
Federal Home Loan Mortgage Corp. Gold Pool:
5.50%, 9/1/39	1,486,659	1,617,924
6.00%, 5/1/18-11/1/37	216,820	243,206
6.50%, 4/1/21-4/1/34	252,438	280,840
7.00%, 7/1/21-10/1/37	2,107,826	2,356,532
9.00%, 8/1/22-5/1/25	5,320	5,684
Federal Home Loan Mortgage Corp., Interest-Only Stripped Mtg.-Backed Security:
Series 183, Cl. IO, 71.225%, 4/1/27[3]	225,481	45,851
Series 192, Cl. IO, 99.999%, 2/1/28[3]	29,380	6,197
Series 206, Cl. IO, 0.00%, 12/15/29[3,4]	54,991	14,139
Series 243, Cl. 6, 0.00%, 12/15/32[3,4]	182,683	31,033
Federal Home Loan Mortgage Corp., Mtg.-Linked Amortizing Global Debt Securities, Series 2012-1, Cl. A10, 2.06%, 1/15/22	3,123,247	3,078,977
Federal Home Loan Mortgage Corp., Principal-Only Stripped Mtg.-Backed Security, Series 176, Cl. PO, 4.207%, 6/1/26[5]	32,142	29,573
Federal Home Loan Mortgage Corp., Real Estate Mtg. Investment Conduit Multiclass Pass-Through Certificates:
Series 151, Cl. F, 9.00%, 5/15/21	1,229	1,278
Series 1590, Cl. IA, 2.827% [LIBOR01M+105], 10/15/23[2]	474,818	484,706
Series 2034, Cl. Z, 6.50%, 2/15/28	4,361	4,916
Series 2043, Cl. ZP, 6.50%, 4/15/28	613,135	678,212
Series 2046, Cl. G, 6.50%, 4/15/28	222,160	250,459
Series 2053, Cl. Z, 6.50%, 4/15/28	3,962	4,467
Series 2063, Cl. PG, 6.50%, 6/15/28	281,338	318,369
Series 2145, Cl. MZ, 6.50%, 4/15/29	89,714	101,211
Series 2148, Cl. ZA, 6.00%, 4/15/29	133,889	145,636
Series 2195, Cl. LH, 6.50%, 10/15/29	250,621	275,220
Series 2326, Cl. ZP, 6.50%, 6/15/31	74,907	81,206
Series 2341, Cl. FP, 2.677% [LIBOR01M+90], 7/15/31[2]	126,269	129,708
Series 2423, Cl. MC, 7.00%, 3/15/32	484,468	543,576
Series 2461, Cl. PZ, 6.50%, 6/15/32	512,315	559,448
Series 2463, Cl. F, 2.777% [LIBOR01M+100], 6/15/32[2]	475,815	490,288
Series 2635, Cl. AG, 3.50%, 5/15/32	415,140	416,111
Series 2676, Cl. KY, 5.00%, 9/15/23	544,859	568,859
Series 2707, Cl. QE, 4.50%, 11/15/18	23,293	23,360
Series 2770, Cl. TW, 4.50%, 3/15/19	11,831	11,904

4        OPPENHEIMER TOTAL RETURN BOND FUND

	Principal Amount	Value
FHLMC/FNMA/FHLB/Sponsored (Continued)
Federal Home Loan Mortgage Corp., Real Estate Mtg. Investment Conduit Multiclass Pass-Through Certificates: (Continued)
Series 3010, Cl. WB, 4.50%, 7/15/20	$89,427	$90,763
Series 3025, Cl. SJ, 18.236% [-3.667 x LIBOR01M+2,475], 8/15/35[2]	94,255	130,248
Series 3030, Cl. FL, 2.177% [LIBOR01M+40], 9/15/35[2]	258,919	260,123
Series 3645, Cl. EH, 3.00%, 12/15/20	6,174	6,187
Series 3741, Cl. PA, 2.15%, 2/15/35	314,730	314,460
Series 3815, Cl. BD, 3.00%, 10/15/20	2,936	2,938
Series 3822, Cl. JA, 5.00%, 6/15/40	223,347	230,285
Series 3840, Cl. CA, 2.00%, 9/15/18	2,150	2,147
Series 3848, Cl. WL, 4.00%, 4/15/40	577,775	586,984
Series 3857, Cl. GL, 3.00%, 5/15/40	20,178	20,104
Series 4221, Cl. HJ, 1.50%, 7/15/23	674,998	661,166
Federal Home Loan Mortgage Corp., Real Estate Mtg. Investment Conduit Multiclass Pass-Through Certificates, Interest-Only Stripped Mtg.-Backed Security:
Series 2129, Cl. S, 55.171%, 2/15/29[3]	299,383	48,989
Series 2130, Cl. SC, 63.345%, 3/15/29[3]	73,960	10,600
Series 2134, Cl. SB, 75.364%, 3/15/29[3]	87,236	10,832
Series 2422, Cl. SJ, 0.00%, 1/15/32[3,4]	289,055	44,795
Series 2493, Cl. S, 11.196%, 9/15/29[3]	22,720	3,934
Series 2682, Cl. TQ, 99.999%, 10/15/33[3]	593,048	89,545
Series 2796, Cl. SD, 77.899%, 7/15/26[3]	146,372	18,941
Series 2920, Cl. S, 11.899%, 1/15/35[3]	601,887	91,965
Series 2922, Cl. SE, 10.17%, 2/15/35[3]	486,292	66,742
Series 2981, Cl. AS, 5.778%, 5/15/35[3]	1,349,511	156,443
Series 2981, Cl. BS, 99.999%, 5/15/35[3]	1,208,885	179,640
Series 3005, Cl. WI, 0.00%, 7/15/35[3,4]	355,917	84,473
Series 3397, Cl. GS, 0.00%, 12/15/37[3,4]	231,318	39,800
Series 3424, Cl. EI, 0.00%, 4/15/38[3,4]	111,368	8,512
Series 3450, Cl. BI, 12.306%, 5/15/38[3]	2,526,814	370,378
Series 3606, Cl. SN, 15.392%, 12/15/39[3]	726,381	95,846
Federal National Mortgage Assn.:
2.50%, 4/1/33[6]	33,210,000	32,525,141
3.00%, 4/1/33[6]	25,580,000	25,537,921
3.50%, 4/1/48[6]	188,275,000	188,556,816
4.00%, 4/1/48[6]	55,155,000	56,578,596
4.50%, 4/1/48[6]	78,595,000	82,279,404
5.00%, 4/1/48[6]	28,340,000	30,268,337
Federal National Mortgage Assn. Pool:
5.00%, 3/1/21	11,305	11,489
5.50%, 12/1/18-5/1/36	1,003,627	1,102,959
6.00%, 5/1/20	2,766	2,774
6.50%, 4/1/18-11/1/31	1,597,626	1,782,653
7.00%, 4/1/33-4/1/34	1,010,867	1,149,515
7.50%, 1/1/33-8/1/33	1,508,883	1,731,927
8.50%, 7/1/32	3,891	3,968
Federal National Mortgage Assn., Interest-Only Stripped Mtg.-Backed Security:
Series 222, Cl. 2, 99.999%, 6/25/23[3]	197,880	24,316

5        OPPENHEIMER TOTAL RETURN BOND FUND

STATEMENT OF INVESTMENTS Unaudited / Continued

	Principal Amount	Value
FHLMC/FNMA/FHLB/Sponsored (Continued)
Federal National Mortgage Assn., Interest-Only Stripped Mtg.-Backed Security: (Continued)
Series 247, Cl. 2, 0.00%, 10/25/23[3,4]	$22,564	$2,949
Series 252, Cl. 2, 99.999%, 11/25/23[3]	196,788	27,667
Series 254, Cl. 2, 99.999%, 1/25/24[3]	374,772	54,186
Series 301, Cl. 2, 15.408%, 4/25/29[3]	106,656	22,790
Series 303, Cl. IO, 46.242%, 11/25/29[3]	24,528	5,860
Series 319, Cl. 2, 8.806%, 2/25/32[3]	87,302	19,677
Series 320, Cl. 2, 45.977%, 4/25/32[3]	1,742,873	428,495
Series 321, Cl. 2, 14.29%, 4/25/32[3]	267,727	63,648
Series 324, Cl. 2, 7.644%, 7/25/32[3]	123,973	30,159
Series 331, Cl. 9, 14.761%, 2/25/33[3]	991,190	200,541
Series 334, Cl. 14, 13.353%, 2/25/33[3]	851,463	202,527
Series 334, Cl. 15, 0.00%, 2/25/33[3,4]	575,277	132,286
Series 334, Cl. 17, 20.758%, 2/25/33[3]	30,460	7,535
Series 339, Cl. 12, 0.00%, 6/25/33[3,4]	661,520	173,153
Series 339, Cl. 7, 0.00%, 11/25/33[3,4]	670,727	149,392
Series 343, Cl. 13, 99.999%, 9/25/33[3]	777,119	163,845
Series 343, Cl. 18, 99.219%, 5/25/34[3]	448,279	108,390
Series 345, Cl. 9, 0.00%, 1/25/34[3,4]	334,320	78,078
Series 351, Cl. 10, 0.00%, 4/25/34[3,4]	260,500	64,883
Series 351, Cl. 8, 0.00%, 4/25/34[3,4]	462,572	91,462
Series 356, Cl. 10, 0.00%, 6/25/35[3,4]	330,706	71,543
Series 356, Cl. 12, 0.00%, 2/25/35[3,4]	162,910	35,597
Series 362, Cl. 13, 0.00%, 8/25/35[3,4]	428,876	107,342
Series 364, Cl. 16, 0.00%, 9/25/35[3,4]	592,597	148,483
Series 365, Cl. 16, 0.00%, 3/25/36[3,4]	377,193	76,822
Federal National Mortgage Assn., Real Estate Mtg. Investment Conduit Multiclass Pass-Through Certificates:
Series 1993-104, Cl. ZB, 6.50%, 7/25/23	71,342	75,801
Series 1993-87, Cl. Z, 6.50%, 6/25/23	65,549	69,298
Series 1996-35, Cl. Z, 7.00%, 7/25/26	22,323	24,308
Series 1998-58, Cl. PC, 6.50%, 10/25/28	136,748	149,537
Series 1998-61, Cl. PL, 6.00%, 11/25/28	184,348	200,799
Series 1999-54, Cl. LH, 6.50%, 11/25/29	283,031	309,474
Series 1999-60, Cl. PG, 7.50%, 12/25/29	1,422,345	1,600,204
Series 2001-51, Cl. OD, 6.50%, 10/25/31	262,523	280,256
Series 2002-56, Cl. FN, 2.872% [LIBOR01M+100], 7/25/32[2]	163,108	166,171
Series 2003-100, Cl. PA, 5.00%, 10/25/18	90,827	90,973
Series 2003-130, Cl. CS, 10.357% [(2) x LIBOR01M+1,410], 12/25/33[2]	388,103	404,613
Series 2003-21, Cl. FK, 2.272% [LIBOR01M+40], 3/25/33[2]	40,729	40,783
Series 2003-84, Cl. GE, 4.50%, 9/25/18	2,731	2,735
Series 2004-25, Cl. PC, 5.50%, 1/25/34	20,800	21,022
Series 2005-104, Cl. MC, 5.50%, 12/25/25	1,031,699	1,095,530
Series 2005-109, Cl. AH, 5.50%, 12/25/25	2,886,702	3,021,510
Series 2005-31, Cl. PB, 5.50%, 4/25/35	2,480,000	2,687,709
Series 2005-71, Cl. DB, 4.50%, 8/25/25	237,471	243,620
Series 2005-73, Cl. DF, 2.122% [LIBOR01M+25], 8/25/35[2]	282,348	283,491
Series 2006-50, Cl. SK, 17.338% [(3.667) x LIBOR01M+2,420], 6/25/36[2]	345,005	493,580

6        OPPENHEIMER TOTAL RETURN BOND FUND

	Principal Amount	Value
FHLMC/FNMA/FHLB/Sponsored (Continued)
Federal National Mortgage Assn., Real Estate Mtg. Investment Conduit Multiclass Pass-Through Certificates: (Continued)
Series 2008-75, Cl. DB, 4.50%, 9/25/23	$37,641	$37,727
Series 2009-113, Cl. DB, 3.00%, 12/25/20	142,668	142,821
Series 2009-36, Cl. FA, 2.812% [LIBOR01M+94], 6/25/37[2]	220,531	225,596
Series 2009-70, Cl. TL, 4.00%, 8/25/19	25,243	25,251
Series 2010-43, Cl. KG, 3.00%, 1/25/21	46,961	47,048
Series 2011-15, Cl. DA, 4.00%, 3/25/41	141,523	141,938
Series 2011-3, Cl. EL, 3.00%, 5/25/20	220,232	220,276
Series 2011-3, Cl. KA, 5.00%, 4/25/40	881,191	922,917
Series 2011-38, Cl. AH, 2.75%, 5/25/20	2,186	2,183
Series 2011-82, Cl. AD, 4.00%, 8/25/26	111,310	111,833
Federal National Mortgage Assn., Real Estate Mtg. Investment Conduit Multiclass Pass-Through Certificates, Interest- Only Stripped Mtg.-Backed Security:
Series 2001-15, Cl. SA, 99.999%, 3/17/31[3]	30,469	2,280
Series 2001-61, Cl. SE, 13.453%, 11/18/31[3]	134,872	22,487
Series 2001-65, Cl. S, 6.996%, 11/25/31[3]	290,080	57,571
Series 2001-81, Cl. S, 17.176%, 1/25/32[3]	41,230	7,047
Series 2002-12, Cl. SB, 13.595%, 7/25/31[3]	65,863	12,152
Series 2002-2, Cl. SW, 9.469%, 2/25/32[3]	79,531	13,419
Series 2002-38, Cl. SO, 23.63%, 4/25/32[3]	47,194	7,326
Series 2002-41, Cl. S, 32.636%, 7/25/32[3]	469,728	81,145
Series 2002-47, Cl. NS, 16.674%, 4/25/32[3]	130,432	23,251
Series 2002-5, Cl. SD, 99.999%, 2/25/32[3]	58,153	9,270
Series 2002-51, Cl. S, 17.041%, 8/25/32[3]	119,761	20,362
Series 2002-52, Cl. SD, 43.64%, 9/25/32[3]	188,078	34,373
Series 2002-60, Cl. SM, 0.00%, 8/25/32[3,4]	385,264	56,017
Series 2002-60, Cl. SY, 99.999%, 4/25/32[3]	384,344	13,696
Series 2002-64, Cl. SD, 10.043%, 4/25/27[3]	174,567	27,082
Series 2002-7, Cl. SK, 1.957%, 1/25/32[3]	229,939	36,724
Series 2002-75, Cl. SA, 11.639%, 11/25/32[3]	234,985	42,050
Series 2002-77, Cl. BS, 11.643%, 12/18/32[3]	469,793	84,670
Series 2002-77, Cl. IS, 30.833%, 12/18/32[3]	80,404	15,296
Series 2002-77, Cl. SH, 12.561%, 12/18/32[3]	61,379	10,456
Series 2002-84, Cl. SA, 3.432%, 12/25/32[3]	62,340	10,640
Series 2002-89, Cl. S, 22.206%, 1/25/33[3]	648,269	120,111
Series 2002-9, Cl. MS, 17.903%, 3/25/32[3]	3,623	653
Series 2002-90, Cl. SN, 0.00%, 8/25/32[3,4]	350,539	50,968
Series 2002-90, Cl. SY, 0.00%, 9/25/32[3,4]	198,175	29,133
Series 2003-14, Cl. OI, 36.417%, 3/25/33[3]	967,802	219,816
Series 2003-26, Cl. IK, 44.435%, 4/25/33[3]	383,607	87,199
Series 2003-33, Cl. SP, 5.505%, 5/25/33[3]	369,014	75,851
Series 2003-4, Cl. S, 1.902%, 2/25/33[3]	109,925	21,827
Series 2003-52, Cl. NS, 3.427%, 6/25/23[3]	1,284,713	83,591
Series 2004-54, Cl. DS, 57.469%, 11/25/30[3]	36,655	5,708
Series 2004-56, Cl. SE, 4.093%, 10/25/33[3]	497,314	88,544
Series 2005-12, Cl. SC, 25.301%, 3/25/35[3]	229,847	28,769
Series 2005-40, Cl. SA, 30.044%, 5/25/35[3]	342,673	47,561
Series 2005-52, Cl. JH, 35.185%, 5/25/35[3]	699,859	88,186

7        OPPENHEIMER TOTAL RETURN BOND FUND

STATEMENT OF INVESTMENTS Unaudited / Continued

	Principal Amount	Value
FHLMC/FNMA/FHLB/Sponsored (Continued)
Federal National Mortgage Assn., Real Estate Mtg. Investment Conduit Multiclass Pass-Through Certificates, Interest- Only Stripped Mtg.-Backed Security: (Continued)
Series 2005-6, Cl. SE, 49.97%, 2/25/35[3]	$668,730	$102,230
Series 2005-93, Cl. SI, 0.655%, 10/25/35[3]	436,523	62,601
Series 2006-53, Cl. US, 16.151%, 6/25/36[3]	33,273	4,592
Series 2008-55, Cl. SA, 0.00%, 7/25/38[3,4]	241,430	24,996
Series 2009-8, Cl. BS, 0.00%, 2/25/24[3,4]	18,326	892
Series 2011-96, Cl. SA, 3.651%, 10/25/41[3]	1,035,471	150,760
Series 2012-134, Cl. SA, 3.578%, 12/25/42[3]	2,787,205	487,193
Series 2012-40, Cl. PI, 9.466%, 4/25/41[3]	1,990,834	310,338
Federal National Mortgage Assn., Real Estate Mtg. Investment Conduit
Multiclass Pass-Through Certificates, Principal-Only Stripped Mtg.-Backed
Security, Series 1993-184, Cl. M, 5.334%, 9/25/23[5]	64,046	59,322
		456,326,015

GNMA/Guaranteed—11.7%
Government National Mortgage Assn. II Pool:
2.75% [H15T1Y+150], 7/20/25-7/20/27[2]	4,853	4,988
3.50%, 4/1/48[6]	62,815,000	63,394,339
4.00%, 4/1/48[6]	127,780,000	131,308,021
4.50%, 4/1/48[6]	49,250,000	51,194,210
11.00%, 10/20/19	632	634
Government National Mortgage Assn., Interest-Only Stripped Mtg.-Backed Security:
Series 2002-15, Cl. SM, 99.999%, 2/16/32[3]	221,893	2,373
Series 2002-41, Cl. GS, 99.999%, 6/16/32[3]	50,182	2,610
Series 2002-76, Cl. SY, 19.041%, 12/16/26[3]	86,890	9,745
Series 2007-17, Cl. AI, 49.322%, 4/16/37[3]	1,430,033	211,783
Series 2011-52, Cl. HS, 24.209%, 4/16/41[3]	4,299,645	524,747
		246,653,450

Non-Agency—15.7%
Commercial—8.2%
Asset Securitization Corp., Interest-Only Stripped Mtg.-Backed Security, Series 1997-D4, Cl. PS1, 99.999%, 4/14/29[3]	1,068,071	721
BCAP LLC Trust, Series 2011-R11, Cl. 18A5, 3.41% [H15T1Y+210], 9/26/35[1,2]	380,953	382,685
Benchmark Mortgage Trust, Interest-Only Commercial Mtg. Pass-Through Certificates, Series 2018-B1, Cl. XA, 10.10%, 1/15/51[3]	35,509,017	1,455,639
Capital Lease Funding Securitization LP, Interest-Only Commercial Mtg. Pass-Through Certificates, Series 1997-CTL1, Cl. IO, 0.00%, 6/22/24[3,4,7,8]	95,247	2,199
CD Commercial Mortgage Trust:
Series 2016-CD2, Cl. AM, 3.668%, 11/10/49[9]	1,795,000	1,793,154
Series 2017-CD3, Cl. AS, 3.833%, 2/10/50	2,875,000	2,896,326
CD Mortgage Trust, Interest-Only Commercial Mtg. Pass-Through Certificates, Series 2017-CD6, Cl. XA, 12.215%, 11/13/50[3]	11,836,249	766,575
Chase Mortgage Finance Trust, Series 2005-A2, Cl. 1A3, 3.52%, 1/25/36[9]	1,238,382	1,214,246
Citigroup Commercial Mortgage Trust:
Series 2012-GC8, Cl. AAB, 2.608%, 9/10/45	1,657,004	1,649,264
Series 2014-GC21, Cl. AAB, 3.477%, 5/10/47	1,515,000	1,537,883

8        OPPENHEIMER TOTAL RETURN BOND FUND

	Principal Amount	Value
Commercial (Continued)
Citigroup Commercial Mortgage Trust, Interest-Only Commercial Mtg. Pass- Through Certificates, Series 2017-C4, Cl. XA, 11.779%, 10/12/50[3]	$31,156,175	$2,388,570
COMM Mortgage Trust:
Series 2012-CR3, Cl. ASB, 2.372%, 10/15/45	311,582	308,340
Series 2012-LC4, Cl. A3, 3.069%, 12/10/44	659,036	660,330
Series 2013-CR13, Cl. ASB, 3.706%, 11/10/46	2,890,000	2,951,744
Series 2013-CR6, Cl. AM, 3.147%, 3/10/46[1]	2,945,000	2,914,074
Series 2013-CR7, Cl. D, 4.285%, 3/10/46[1,9]	2,310,000	1,665,017
Series 2014-CR17, Cl. ASB, 3.598%, 5/10/47	5,065,000	5,170,702
Series 2014-CR20, Cl. ASB, 3.305%, 11/10/47	1,020,000	1,027,876
Series 2014-CR21, Cl. AM, 3.987%, 12/10/47	6,135,175	6,274,434
Series 2014-LC15, Cl. AM, 4.198%, 4/10/47	2,865,000	2,958,068
Series 2014-UBS6, Cl. AM, 4.048%, 12/10/47	5,720,000	5,848,906
Series 2015-CR22, Cl. A2, 2.856%, 3/10/48	1,754,000	1,757,698
Series 2015-CR23, Cl. AM, 3.801%, 5/10/48	3,370,000	3,420,964
COMM Mortgage Trust, Interest-Only Stripped Mtg.-Backed Security, Series 2012-CR5, Cl. XA, 0.00%, 12/10/45[3,4]	12,814,670	757,455
CSMC Mortgage-Backed Trust, Series 2006-6, Cl. 1A4, 6.00%, 7/25/36	983,353	830,286
Deutsche Bank Commercial Mortgage Trust, Series 2016-C1, Cl. AM, 3.539%, 5/10/49	4,305,000	4,271,413
First Horizon Alternative Mortgage Securities Trust, Series 2005-FA8, Cl. 1A6, 2.522% [US0001M+65], 11/25/35[2]	814,856	585,987
FREMF Mortgage Trust:
Series 2013-K25, Cl. C, 3.62%, 11/25/45[1,9]	605,000	590,689
Series 2013-K26, Cl. C, 3.599%, 12/25/45[1,9]	1,165,000	1,135,795
Series 2013-K27, Cl. C, 3.496%, 1/25/46[1,9]	650,000	630,254
Series 2013-K28, Cl. C, 3.49%, 6/25/46[1,9]	2,580,000	2,510,161
Series 2013-K713, Cl. C, 3.164%, 4/25/46[1,9]	1,075,000	1,073,478
Series 2014-K714, Cl. C, 3.849%, 1/25/47[1,9]	815,402	808,627
Series 2014-K715, Cl. C, 4.125%, 2/25/46[1,9]	230,000	230,692
Series 2015-K44, Cl. B, 3.684%, 1/25/48[1,9]	1,175,000	1,151,272
Series 2017-K62, Cl. B, 3.875%, 1/25/50[1,9]	1,040,000	1,040,707
Series 2017-K724, Cl. B, 3.487%, 11/25/23[1,9]	780,000	773,765
GS Mortgage Securities Corp. Trust, Series 2012-SHOP, Cl. A, 2.933%, 6/5/31[1]	6,735,000	6,754,491
GS Mortgage Securities Trust:
Series 2012-GC6, Cl. AS, 4.948%, 1/10/45[1]	1,666,000	1,756,236
Series 2013-GC12, Cl. AAB, 2.678%, 6/10/46	545,000	541,056
Series 2013-GC13, Cl. AS, 4.09%, 7/10/46[1,9]	1,000,000	1,030,641
Series 2013-GC16, Cl. AS, 4.649%, 11/10/46	885,000	939,607
Series 2014-GC18, Cl. AAB, 3.648%, 1/10/47	1,333,000	1,358,453
GSMSC Pass-Through Trust, Series 2009-3R, Cl. 1A2, 6.00%, 4/25/37[1,9]	1,868,821	1,802,927
JP Morgan Chase Commercial Mortgage Securities Trust:
Series 2012-C6, Cl. ASB, 3.144%, 5/15/45	2,219,653	2,228,508
Series 2012-LC9, Cl. A4, 2.611%, 12/15/47	335,000	330,388
Series 2013-C10, Cl. AS, 3.372%, 12/15/47	4,205,000	4,174,920
Series 2013-C16, Cl. AS, 4.517%, 12/15/46	3,490,000	3,653,291
Series 2013-LC11, Cl. AS, 3.216%, 4/15/46	1,722,000	1,707,007
Series 2013-LC11, Cl. ASB, 2.554%, 4/15/46	780,903	772,683

9        OPPENHEIMER TOTAL RETURN BOND FUND

STATEMENT OF INVESTMENTS Unaudited / Continued

	Principal Amount	Value
Commercial (Continued)
JP Morgan Chase Commercial Mortgage Securities Trust: (Continued)
Series 2014-C20, Cl. AS, 4.043%, 7/15/47	$2,950,000	$3,015,515
Series 2016-JP3, Cl. A2, 2.435%, 8/15/49	3,095,000	3,032,691
JP Morgan Mortgage Trust, Series 2007-A1, Cl. 5A1, 3.688%, 7/25/35[9]	1,068,046	1,097,300
JP Morgan Resecuritization Trust, Series 2009-5, Cl. 1A2, 3.495%, 7/26/36[1,9]	1,479,181	1,419,315
JPMBB Commercial Mortgage Securities Trust:
Series 2013-C17, Cl. ASB, 3.705%, 1/15/47	1,130,000	1,152,357
Series 2014-C18, Cl. A3, 3.578%, 2/15/47	1,525,000	1,537,768
Series 2014-C19, Cl. ASB, 3.584%, 4/15/47	635,000	644,740
Series 2014-C24, Cl. B, 4.116%, 11/15/47[9]	2,630,000	2,652,312
Series 2014-C25, Cl. AS, 4.065%, 11/15/47	6,036,000	6,177,025
Series 2014-C26, Cl. AS, 3.80%, 1/15/48	4,415,000	4,450,984
Series 2015-C28, Cl. AS, 3.532%, 10/15/48	3,400,000	3,370,783
JPMDB Commercial Mortgage Securities Trust, Series 2016-C4, Cl. AS, 3.385%, 12/15/49	2,685,000	2,625,637
LB Commercial Conduit Mortgage Trust, Interest-Only Stripped Mtg.-Backed Security, Series 1998-C1, Cl. IO, 0.00%, 2/18/30[3,4]	51,367	3
Lehman Structured Securities Corp., Series 2002-GE1, Cl. A, 0.00%, 7/26/24[1,8,9]	21,548	15,980
Morgan Stanley Bank of America Merrill Lynch Trust:
Series 2013-C7, Cl. AAB, 2.469%, 2/15/46	1,563,303	1,549,591
Series 2013-C9, Cl. AS, 3.456%, 5/15/46	2,730,000	2,710,251
Series 2014-C19, Cl. AS, 3.832%, 12/15/47	5,035,000	5,073,667
Series 2016-C30, Cl. AS, 3.175%, 9/15/49	4,780,000	4,553,972
Morgan Stanley Capital I, Inc., Interest-Only Commercial Mtg. Pass-Through Certificates, Series 2017-HR2, Cl. XA, 10.036%, 12/15/50[3]	13,324,015	821,905
Morgan Stanley Re-Remic Trust, Series 2012-R3, Cl. 1B, 3.021%, 11/26/36[1,9]	2,147,003	1,979,583
Morgan Stanley Resecuritization Trust, Series 2013-R9, Cl. 3A, 3.352%, 6/26/46[1,9]	727,169	727,083
RBSSP Resecuritization Trust, Series 2010-1, Cl. 2A1, 3.589%, 7/26/45[1,9]	254,250	260,436
UBS Commercial Mortgage Trust, Interest-Only Commercial Mtg. Pass-Through Certificates, Series 2017-C5, Cl. XA, 11.681%, 11/15/50[3]	20,287,731	1,408,261
Wells Fargo Commercial Mortgage Trust:
Series 2015-C29, Cl. AS, 4.013%, 6/15/48[9]	4,610,000	4,690,484
Series 2015-NXS1, Cl. ASB, 2.934%, 5/15/48	5,135,000	5,094,297
Series 2016-C37, Cl. AS, 4.018%, 12/15/49	4,565,000	4,675,355
Wells Fargo Commercial Mortgage Trust, Interest-Only Commercial Mtg. Pass-Through Certificates, Series 2017-C42, Cl. XA, 9.939%, 12/15/50[3]	18,527,363	1,285,964
WF-RBS Commercial Mortgage Trust:
Series 2012-C7, Cl. E, 4.825%, 6/15/45[1,9]	840,000	684,936
Series 2013-C14, Cl. AS, 3.488%, 6/15/46	2,330,000	2,327,069
Series 2014-C20, Cl. AS, 4.176%, 5/15/47	1,693,000	1,727,463
Series 2014-C22, Cl. A3, 3.528%, 9/15/57	675,000	683,063
Series 2014-C25, Cl. AS, 3.984%, 11/15/47	5,225,000	5,290,057
Series 2014-LC14, Cl. AS, 4.351%, 3/15/47[9]	2,174,838	2,246,245

10        OPPENHEIMER TOTAL RETURN BOND FUND

	Principal Amount	Value
Commercial (Continued)
WF-RBS Commercial Mortgage Trust, Interest-Only Commercial Mtg. Pass- Through Certificates, Series 2011-C3, Cl. XA, 31.234%, 3/15/44[1,3]	$16,022,491	$493,028
		171,961,324
Residential—7.5%
Alternative Loan Trust, Series 2005-29CB, Cl. A4, 5.00%, 7/25/35	757,564	669,270
Banc of America Funding Trust:
Series 2007-1, Cl. 1A3, 6.00%, 1/25/37	462,771	435,980
Series 2007-C, Cl. 1A4, 3.716%, 5/20/36[9]	237,903	230,046
Series 2014-R7, Cl. 3A1, 3.755%, 3/26/36[1,9]	1,530,866	1,533,458
Banc of America Mortgage Trust, Series 2007-1, Cl. 1A24, 6.00%, 3/25/37	569,142	542,519
Bear Stearns ARM Trust:
Series 2005-9, Cl. A1, 3.52% [H15T1Y+230], 10/25/35[2]	741,085	758,787
Series 2006-1, Cl. A1, 3.67% [H15T1Y+225], 2/25/36[2]	2,068,981	2,081,986
Chase Funding Trust, Series 2003-2, Cl. 2A2, 2.432% [US0001M+56], 2/25/33[2]	362,314	345,351
CHL Mortgage Pass-Through Trust:
Series 2005-26, Cl. 1A8, 5.50%, 11/25/35	478,563	436,803
Series 2006-6, Cl. A3, 6.00%, 4/25/36	408,876	360,381
Citigroup Mortgage Loan Trust, Inc., Series 2006-AR1, Cl. 1A1, 4.28% [H15T1Y+240], 10/25/35[2]	3,641,705	3,674,214
Connecticut Avenue Securities:
Series 2014-C02, Cl. 1M1, 2.822% [US0001M+95], 5/25/24[2]	1,929,333	1,935,259
Series 2014-C03, Cl. 1M2, 4.872% [US0001M+300], 7/25/24[2]	5,081,532	5,435,796
Series 2016-C03, Cl. 1M1, 3.872% [US0001M+200], 10/25/28[2]	1,464,380	1,486,889
Series 2016-C07, Cl. 2M1, 3.172% [US0001M+130], 5/25/29[2]	2,814,001	2,825,987
Series 2017-C02, Cl. 2M1, 3.022% [US0001M+115], 9/25/29[2]	6,429,896	6,474,988
Series 2017-C03, Cl. 1M1, 2.822% [US0001M+95], 10/25/29[2]	5,616,366	5,649,079
Series 2017-C04, Cl. 2M1, 2.722% [US0001M+85], 11/25/29[2]	4,208,509	4,226,019
Series 2017-C06, Cl. 1M1, 2.622% [US0001M+75], 2/25/30[2]	2,516,765	2,521,209
Series 2017-C07, Cl. 1M1, 2.522% [US0001M+65], 5/25/30[2]	4,938,663	4,939,750
Series 2017-C07, Cl. 1M2, 4.272% [US0001M+240], 5/25/30[2]	2,970,000	3,017,693
Series 2017-C07, Cl. 2M1, 2.522% [US0001M+65], 5/25/30[2]	1,638,203	1,639,052
Series 2018-C01, Cl. 1M1, 2.472% [US0001M+60], 7/25/30[2]	4,319,534	4,318,974
Series 2018-C02, Cl. 2M1, 2.522% [US0001M+65], 8/25/30[2]	2,002,000	2,003,250
Countrywide Alternative Loan Trust, Series 2005-21CB, Cl. A7, 5.50%, 6/25/35	1,367,237	1,311,708
GSR Mortgage Loan Trust, Series 2005-AR4, Cl. 6A1, 3.52%, 7/25/35[9]	389,050	392,583
HomeBanc Mortgage Trust, Series 2005-3, Cl. A2, 2.182% [US0001M+31], 7/25/35[2]	442,318	442,125
RALI Trust:
Series 2006-QS13, Cl. 1A8, 6.00%, 9/25/36	118,915	107,191

11        OPPENHEIMER TOTAL RETURN BOND FUND

STATEMENT OF INVESTMENTS Unaudited / Continued

	Principal Amount	Value
Residential (Continued)
RALI Trust: (Continued)
Series 2007-QS6, Cl. A28, 5.75%, 4/25/37	$623,949	$588,844
Residential Asset Securitization Trust, Series 2005-A6CB, Cl. A7, 6.00%, 6/25/35	328,023	310,912
Structured Agency Credit Risk Debt Nts.:
Series 2013-DN2, Cl. M2, 6.122% [US0001M+425], 11/25/23[2]	4,314,371	4,801,921
Series 2014-DN1, Cl. M3, 6.372% [US0001M+450], 2/25/24[2]	3,595,000	4,180,871
Series 2014-DN2, Cl. M3, 5.472% [US0001M+360], 4/25/24[2]	4,610,000	5,169,039
Series 2014-HQ2, Cl. M2, 4.072% [US0001M+220], 9/25/24[2]	2,157,229	2,227,494
Series 2014-HQ2, Cl. M3, 5.622% [US0001M+375], 9/25/24[2]	4,050,000	4,682,236
Series 2015-HQA2, Cl. M2, 4.672% [US0001M+280], 5/25/28[2]	1,131,322	1,167,031
Series 2016-DNA1, Cl. M1, 3.322% [US0001M+145], 7/25/28[2]	100,030	100,109
Series 2016-DNA1, Cl. M2, 4.772% [US0001M+290], 7/25/28[2]	1,580,000	1,621,350
Series 2016-DNA3, Cl. M1, 2.972% [US0001M+110], 12/25/28[2]	472,741	473,192
Series 2016-DNA4, Cl. M1, 2.672% [US0001M+80], 3/25/29[2]	905,242	906,948
Series 2016-DNA4, Cl. M3, 5.672% [US0001M+380], 3/25/29[2]	4,040,000	4,518,557
Series 2016-HQA3, Cl. M1, 2.672% [US0001M+80], 3/25/29[2]	4,112,787	4,121,305
Series 2016-HQA3, Cl. M3, 5.722% [US0001M+385], 3/25/29[2]	2,800,000	3,126,540
Series 2016-HQA4, Cl. M1, 2.672% [US0001M+80], 4/25/29[2]	2,704,654	2,705,744
Series 2016-HQA4, Cl. M3, 5.772% [US0001M+390], 4/25/29[2]	3,995,000	4,470,810
Series 2017-HQA1, Cl. M1, 3.072% [US0001M+120], 8/25/29[2]	8,641,553	8,718,763
Series 2017-HQA2, Cl. M1, 2.672% [US0001M+80], 12/25/29[2]	2,914,759	2,923,095
Series 2017-HQA3, Cl. M1, 2.422% [US0001M+55], 4/25/30[2]	8,663,347	8,664,519
Series 2018-DNA1, Cl. M1, 2.322% [US0001M+45], 7/25/30[2]	9,584,502	9,544,493
Series 2018-DNA1, Cl. M2, 3.672% [US0001M+180], 7/25/30[2]	6,665,000	6,604,767
WaMu Mortgage Pass-Through Certificates Trust:
Series 2003-AR10, Cl. A7, 3.449%, 10/25/33[9]	740,291	751,148
Series 2005-AR14, Cl. 1A4, 3.393%, 12/25/35[9]	996,610	990,364
Series 2005-AR16, Cl. 1A1, 3.392%, 12/25/35[9]	875,323	854,324

12        OPPENHEIMER TOTAL RETURN BOND FUND

	Principal Amount	Value
Residential (Continued)
Wells Fargo Mortgage-Backed Securities Trust:
Series 2005-AR15, Cl. 1A2, 3.557%, 9/25/35[9]	$1,308,919	$1,273,430
Series 2005-AR15, Cl. 1A6, 3.557%, 9/25/35[9]	108,644	104,940
Series 2005-AR4, Cl. 2A2, 3.934%, 4/25/35[9]	3,101,242	3,124,869
Series 2006-AR10, Cl. 1A1, 3.603%, 7/25/36[9]	708,685	693,163
Series 2006-AR10, Cl. 5A5, 3.495%, 7/25/36[9]	2,027,272	2,051,985
Series 2006-AR2, Cl. 2A3, 3.755%, 3/25/36[9]	1,096,767	1,108,478
Series 2006-AR7, Cl. 2A4, 3.41%, 5/25/36[9]	447,265	456,537
Series 2006-AR8, Cl. 2A1, 3.603%, 4/25/36[9]	2,772,738	2,815,492
Series 2006-AR8, Cl. 2A4, 3.603%, 4/25/36[9]	521,545	529,587
Series 2007-16, Cl. 1A1, 6.00%, 12/28/37	356,044	361,747
		156,540,951
Total Mortgage-Backed Obligations (Cost $1,029,971,733)		1,031,481,740
U.S. Government Obligation—0.3%
United States Treasury Nts., 1.50%, 5/31/19[10,11] (Cost $7,491,624)	7,480,000	7,422,315
Corporate Bonds and Notes—49.8%
Consumer Discretionary—7.3%
Auto Components—0.1%
Lear Corp., 3.80% Sr. Unsec. Nts., 9/15/27	3,187,000	3,069,451
Automobiles—1.9%
Daimler Finance North America LLC:
2.20% Sr. Unsec. Nts., 5/5/20[1]	3,529,000	3,463,937
8.50% Sr. Unsec. Unsub. Nts., 1/18/31	2,697,000	3,928,196
Ford Motor Credit Co. LLC:
2.425% Sr. Unsec. Nts., 6/12/20	2,780,000	2,729,985
3.664% Sr. Unsec. Nts., 9/8/24	3,123,000	3,014,255
General Motors Co., 6.25% Sr. Unsec. Nts., 10/2/43	1,336,000	1,470,037
General Motors Financial Co., Inc., 3.15% Sr. Unsec. Nts., 6/30/22	4,698,000	4,602,004
Harley-Davidson Financial Services, Inc., 2.40% Sr. Unsec. Nts., 6/15/20[1]	5,210,000	5,140,334
Harley-Davidson, Inc., 4.625% Sr. Unsec. Nts., 7/28/45	1,417,000	1,462,149
Hyundai Capital America, 1.75% Sr. Unsec. Nts., 9/27/19[1]	4,062,000	3,977,588
Nissan Motor Acceptance Corp., 2.15% Sr. Unsec. Nts., 9/28/20[1]	2,945,000	2,884,699
Volkswagen Group of America Finance LLC, 2.45% Sr. Unsec. Nts., 11/20/19[1]	4,600,000	4,552,877
ZF North America Capital, Inc., 4.75% Sr. Unsec. Nts., 4/29/25[1]	1,857,000	1,884,855
		39,110,916
Diversified Consumer Services—0.2%
Service Corp. International, 4.625% Sr. Unsec. Nts., 12/15/27	5,273,000	5,101,628

13        OPPENHEIMER TOTAL RETURN BOND FUND

STATEMENT OF INVESTMENTS Unaudited / Continued

	Principal Amount	Value
Hotels, Restaurants & Leisure—0.4%
Aramark Services, Inc., 5.00% Sr. Unsec. Nts., 4/1/25[1]	$3,166,000	$3,198,610
Royal Caribbean Cruises Ltd., 2.65% Sr. Unsec. Nts., 11/28/20	4,419,000	4,355,052
		7,553,662
Household Durables—1.1%
DR Horton, Inc., 2.55% Sr. Unsec. Nts., 12/1/20	4,563,000	4,495,717
Leggett & Platt, Inc., 3.50% Sr. Unsec. Nts., 11/15/27	2,489,000	2,397,376
Lennar Corp., 4.75% Sr. Unsec. Nts., 5/30/25	5,255,000	5,195,881
Newell Brands, Inc., 5.00% Sr. Unsec. Nts., 11/15/23	3,300,000	3,389,033
PulteGroup, Inc., 5.00% Sr. Unsec. Nts., 1/15/27	3,310,000	3,230,394
Toll Brothers Finance Corp.:
4.375% Sr. Unsec. Nts., 4/15/23	2,711,000	2,697,445
4.875% Sr. Unsec. Nts., 3/15/27	1,445,000	1,412,488
		22,818,334
Internet & Catalog Retail—0.5%
Amazon.com, Inc., 4.95% Sr. Unsec. Nts., 12/5/44	2,012,000	2,272,077
QVC, Inc., 4.45% Sr. Sec. Nts., 2/15/25	8,575,000	8,486,173
		10,758,250
Media—1.3%
21st Century Fox America, Inc., 4.75% Sr. Unsec. Nts., 11/15/46	1,983,000	2,156,211
Charter Communications Operating LLC/Charter Communications Operating Capital, 5.375% Sr. Sec. Nts., 5/1/47	2,229,000	2,160,294
Comcast Cable Communications Holdings, Inc., 9.455% Sr. Unsec. Nts., 11/15/22	4,986,000	6,288,552
Interpublic Group of Cos., Inc. (The), 4.20% Sr. Unsec. Nts., 4/15/24	5,050,000	5,151,774
Sky plc, 3.75% Sr. Unsec. Nts., 9/16/24[1]	2,363,000	2,403,349
Time Warner Cable LLC, 4.50% Sr. Unsec. Unsub. Nts., 9/15/42	3,253,000	2,822,895
Virgin Media Secured Finance plc, 5.25% Sr. Sec. Nts., 1/15/26[1]	5,444,000	5,260,265
		26,243,340
Multiline Retail—0.2%
Dollar Tree, Inc., 5.75% Sr. Sec. Nts., 3/1/23	4,850,000	5,078,508
Specialty Retail—1.2%
AutoZone, Inc., 1.625% Sr. Unsec. Nts., 4/21/19	689,000	681,037
Best Buy Co., Inc., 5.50% Sr. Unsec. Nts., 3/15/21	4,811,000	5,082,307
L Brands, Inc., 5.625% Sr. Unsec. Nts., 2/15/22	5,136,000	5,354,280
Ross Stores, Inc., 3.375% Sr. Unsec. Nts., 9/15/24	5,507,000	5,435,858
Sally Holdings LLC/Sally Capital, Inc., 5.625% Sr. Unsec. Nts., 12/1/25	3,050,000	3,030,938

14        OPPENHEIMER TOTAL RETURN BOND FUND

	Principal Amount	Value
Specialty Retail (Continued)
Signet UK Finance plc, 4.70% Sr. Unsec. Nts., 6/15/24	$4,650,000	$4,462,852
		24,047,272
Textiles, Apparel & Luxury Goods—0.4%
Hanesbrands, Inc., 4.875% Sr. Unsec. Nts., 5/15/26[1]	5,292,000	5,159,700
Levi Strauss & Co., 5.00% Sr. Unsec. Nts., 5/1/25	3,148,000	3,183,415
		8,343,115
Consumer Staples—5.4%
Beverages—1.5%
Anheuser-Busch InBev Finance, Inc.:
2.65% Sr. Unsec. Nts., 2/1/21	5,219,000	5,180,749
3.65% Sr. Unsec. Nts., 2/1/26	3,032,000	3,017,247
4.90% Sr. Unsec. Nts., 2/1/46	2,064,000	2,230,841
Anheuser-Busch InBev Worldwide, Inc., 8.20% Sr. Unsec. Unsub. Nts., 1/15/39	2,213,000	3,313,513
Constellation Brands, Inc., 2.25% Sr. Unsec. Nts., 11/6/20	5,306,000	5,194,253
Molson Coors Brewing Co.:
1.45% Sr. Unsec. Nts., 7/15/19	1,465,000	1,438,297
2.10% Sr. Unsec. Nts., 7/15/21	4,663,000	4,476,972
4.20% Sr. Unsec. Nts., 7/15/46	1,061,000	1,005,107
Pernod Ricard SA, 4.25% Sr. Unsec. Nts., 7/15/22[1]	4,732,000	4,880,659
		30,737,638
Food & Staples Retailing—0.8%
Alimentation Couche-Tard, Inc., 2.35% Sr. Unsec. Nts., 12/13/19[1]	5,322,000	5,261,315
CVS Health Corp.:
2.125% Sr. Unsec. Nts., 6/1/21	5,164,000	4,991,788
5.05% Sr. Unsec. Nts., 3/25/48	4,706,000	4,959,010
Kroger Co. (The):
2.00% Sr. Unsec. Nts., 1/15/19	309,000	306,860
6.80% Sr. Unsec. Nts., 12/15/18	346,000	355,843
6.90% Sr. Unsec. Nts., 4/15/38	1,624,000	2,011,472
		17,886,288
Food Products—2.0%
Bunge Ltd. Finance Corp.:
3.25% Sr. Unsec. Nts., 8/15/26	3,613,000	3,400,807
8.50% Sr. Unsec. Nts., 6/15/19	4,716,000	5,011,866
Campbell Soup Co.:
3.30% Sr. Unsec. Nts., 3/15/21	5,029,000	5,061,483
4.15% Sr. Unsec. Nts., 3/15/28	2,358,000	2,336,957
Kraft Heinz Foods Co.:
3.95% Sr. Unsec. Nts., 7/15/25	2,959,000	2,949,000
4.375% Sr. Unsec. Nts., 6/1/46	1,857,000	1,698,502
Lamb Weston Holdings, Inc., 4.875% Sr. Unsec. Nts., 11/1/26[1]	5,012,000	4,980,675
Mondelez International Holdings Netherlands BV, 1.625% Sr. Unsec. Nts., 10/28/19[1]	5,164,000	5,059,078

15        OPPENHEIMER TOTAL RETURN BOND FUND

STATEMENT OF INVESTMENTS Unaudited / Continued

	Principal Amount	Value
Food Products (Continued)
Smithfield Foods, Inc., 2.70% Sr. Unsec. Nts., 1/31/20[1]	$5,234,000	$5,163,935
TreeHouse Foods, Inc., 6.00% Sr. Unsec. Nts., 2/15/24[1]	3,696,000	3,732,960
Tyson Foods, Inc., 3.55% Sr. Unsec. Nts., 6/2/27	2,791,000	2,681,555
		42,076,818
Tobacco—1.1%
Altria Group, Inc., 4.00% Sr. Unsec. Nts., 1/31/24	3,823,000	3,908,216
BAT Capital Corp.:
2.297% Sr. Unsec. Nts., 8/14/20[1]	5,176,000	5,077,006
3.557% Sr. Unsec. Nts., 8/15/27[1]	2,470,000	2,366,808
Imperial Tobacco Finance plc, 2.95% Sr. Unsec. Nts., 7/21/20[1]	5,205,000	5,169,862
Philip Morris International, Inc., 2.50% Sr. Unsec. Nts., 11/2/22	4,165,000	4,024,494
Reynolds American, Inc., 5.85% Sr. Unsec. Nts., 8/15/45	2,035,000	2,385,424
		22,931,810
Energy—4.1%
Energy Equipment & Services—0.3%
Halliburton Co., 5.00% Sr. Unsec. Nts., 11/15/45	1,193,000	1,308,040
Helmerich & Payne International Drilling Co., 4.65% Sr. Unsec. Nts., 3/15/25	2,440,000	2,535,719
Schlumberger Holdings Corp., 4.00% Sr. Unsec. Nts., 12/21/25[1]	2,890,000	2,941,838
		6,785,597
Oil, Gas & Consumable Fuels—3.8%
Anadarko Petroleum Corp.:
4.50% Sr. Unsec. Nts., 7/15/44	1,362,000	1,309,312
6.20% Sr. Unsec. Nts., 3/15/40	814,000	961,333
Andeavor, 5.125% Sr. Unsec. Nts., 12/15/26	4,523,000	4,781,861
Andeavor Logistics LP/Tesoro Logistics Finance Corp.:
4.25% Sr. Unsec. Nts., 12/1/27	2,579,000	2,517,411
5.25% Sr. Unsec. Nts., 1/15/25	1,917,000	1,951,314
Apache Corp., 4.75% Sr. Unsec. Nts., 4/15/43	1,514,000	1,507,246
BP Capital Markets plc, 1.676% Sr. Unsec. Nts., 5/3/19	3,984,000	3,943,449
Buckeye Partners LP, 3.95% Sr. Unsec. Nts., 12/1/26	1,012,000	956,546
Chevron Corp., 1.561% Sr. Unsec. Nts., 5/16/19	3,896,000	3,859,360
Colonial Pipeline Co., 4.25% Sr. Unsec. Nts., 4/15/48[1]	1,792,000	1,786,016
Columbia Pipeline Group, Inc.:
3.30% Sr. Unsec. Nts., 6/1/20	3,820,000	3,813,538
4.50% Sr. Unsec. Nts., 6/1/25	2,377,000	2,401,386
ConocoPhillips Co.:
4.95% Sr. Unsec. Nts., 3/15/26	461,000	503,756
5.95% Sr. Unsec. Nts., 3/15/46	1,080,000	1,396,575
Devon Energy Corp., 4.75% Sr. Unsec. Nts., 5/15/42	1,153,000	1,180,948
Energy Transfer Partners LP, 5.30% Sr. Unsec. Nts., 4/15/47	1,501,000	1,412,060
EnLink Midstream Partners LP, 4.85% Sr. Unsec. Nts., 7/15/26	1,186,000	1,199,535
Enterprise Products Operating LLC:
4.85% Sr. Unsec. Nts., 8/15/42	987,000	1,040,056

16        OPPENHEIMER TOTAL RETURN BOND FUND

	Principal Amount	Value
Oil, Gas & Consumable Fuels (Continued)
Enterprise Products Operating LLC: (Continued)
4.90% Sr. Unsec. Nts., 5/15/46	$779,000	$832,098
EQT Corp., 2.50% Sr. Unsec. Nts., 10/1/20	4,630,000	4,530,475
Kinder Morgan, Inc.:
5.20% Sr. Unsec. Nts., 3/1/48	1,282,000	1,293,298
5.55% Sr. Unsec. Nts., 6/1/45	2,233,000	2,352,994
Marathon Oil Corp., 4.40% Sr. Unsec. Nts., 7/15/27	2,600,000	2,643,088
Noble Energy, Inc., 5.05% Sr. Unsec. Nts., 11/15/44	1,422,000	1,489,434
ONEOK Partners LP, 8.625% Sr. Unsec. Nts., 3/1/19	2,222,000	2,333,043
Phillips 66 Partners LP, 3.605% Sr. Unsec. Nts., 2/15/25	2,311,000	2,262,970
Pioneer Natural Resources Co., 3.45% Sr. Unsec. Nts., 1/15/21	5,100,000	5,134,203
Sabine Pass Liquefaction LLC:
4.20% Sr. Sec. Nts., 3/15/28	2,699,000	2,661,532
5.625% Sr. Sec. Nts., 2/1/21	3,787,000	3,983,443
Shell International Finance BV, 4.00% Sr. Unsec. Nts., 5/10/46	1,860,000	1,873,088
Sunoco Logistics Partners Operations LP, 4.00% Sr. Unsec. Nts., 10/1/27	2,933,000	2,782,018
TransCanada PipeLines Ltd., 7.625% Sr. Unsec. Nts., 1/15/39	1,144,000	1,590,555
Williams Partners LP:
3.75% Sr. Unsec. Nts., 6/15/27	2,175,000	2,081,971
5.25% Sr. Unsec. Nts., 3/15/20	3,864,000	4,005,312
Woodside Finance Ltd., 8.75% Sr. Unsec. Nts., 3/1/19[1]	44,000	46,393
		78,417,617
Financials—13.5%
Capital Markets—3.3%
Apollo Management Holdings LP, 4.00% Sr. Unsec. Nts., 5/30/24[1]	2,967,000	2,982,819
Bank of New York Mellon Corp. (The), 3.00% Sub. Nts., 10/30/28	1,759,000	1,624,594
Blackstone Holdings Finance Co. LLC, 3.15% Sr. Unsec. Nts., 10/2/27[1]	1,925,000	1,847,189
Brookfield Asset Management, Inc., 4.00% Sr. Unsec. Nts., 1/15/25	4,078,000	4,068,341
Credit Suisse AG (New York), 3.625% Sr. Unsec. Nts., 9/9/24	2,414,000	2,407,413
Credit Suisse Group AG, 3.869% [US0003M+141] Sr. Unsec. Nts., 1/12/29[1,2]	2,980,000	2,887,911
Credit Suisse Group Funding Guernsey Ltd., 4.55% Sr. Unsec. Nts., 4/17/26	1,635,000	1,672,305
E*TRADE Financial Corp., 5.875% [US0003M+443.5] Jr. Sub. Perpetual Bonds[2,12]	5,120,000	5,248,000
Goldman Sachs Group, Inc. (The):
3.50% Sr. Unsec. Nts., 11/16/26	2,654,000	2,558,135
3.691% [US0003M+151] Sr. Unsec. Nts., 6/5/28[2]	1,000,000	969,938
3.75% Sr. Unsec. Nts., 2/25/26	2,550,000	2,508,230
4.017% [US0003M+137.3] Sr. Unsec. Nts., 10/31/38[2]	1,903,000	1,842,589
Macquarie Bank Ltd., 2.60% Sr. Unsec. Nts., 6/24/19[1]	4,251,000	4,233,638

17        OPPENHEIMER TOTAL RETURN BOND FUND

STATEMENT OF INVESTMENTS Unaudited / Continued

	Principal Amount	Value
Capital Markets (Continued)
Macquarie Group Ltd., 3.763% [US0003M+137.2] Sr. Unsec. Nts., 11/28/28[1,2]	$4,109,000	$3,888,417
Morgan Stanley:
3.95% Sub. Nts., 4/23/27	1,200,000	1,169,839
4.375% Sr. Unsec. Nts., 1/22/47	3,246,000	3,323,861
5.00% Sub. Nts., 11/24/25	4,079,000	4,269,855
MSCI, Inc., 4.75% Sr. Unsec. Nts., 8/1/26[1]	5,106,000	5,067,705
Northern Trust Corp., 3.375% [US0003M+113.1] Sub. Nts., 5/8/32[2]	1,800,000	1,729,839
Raymond James Financial, Inc., 3.625% Sr. Unsec. Nts., 9/15/26	2,338,000	2,294,094
S&P Global, Inc., 2.50% Sr. Unsec. Nts., 8/15/18	3,908,000	3,906,135
TD Ameritrade Holding Corp., 3.30% Sr. Unsec. Nts., 4/1/27	3,080,000	3,006,046
UBS Group Funding Switzerland AG:
4.125% Sr. Unsec. Nts., 4/15/26[1]	2,495,000	2,506,412
4.253% Sr. Unsec. Nts., 3/23/28[1]	1,954,000	1,969,329
		67,982,634
Commercial Banks—6.3%
ABN AMRO Bank NV, 4.40% [USSW5+219.7] Sub. Nts., 3/27/28[2]	6,000,000	6,037,164
Australia & New Zealand Banking Group Ltd. (New York), 2.625% Sr. Unsec. Nts., 5/19/22	4,175,000	4,074,262
Bank of America Corp.:
3.248% Sr. Unsec. Nts., 10/21/27	3,512,000	3,311,791
3.593% [US0003M+137] Sr. Unsec. Nts., 7/21/28[2]	600,000	583,048
3.824% [US0003M+157.5] Sr. Unsec. Nts., 1/20/28[2]	2,415,000	2,386,994
3.97% [US0003M+107] Sr. Unsec. Nts., 3/5/29[2]	853,000	855,640
7.75% Jr. Sub. Nts., 5/14/38	3,035,000	4,223,116
Barclays plc, 4.375% Sr. Unsec. Nts., 1/12/26	5,209,000	5,223,252
BB&T Corp., 2.85% Sr. Unsec. Nts., 10/26/24	3,868,000	3,713,151
BNP Paribas SA:
3.50% Sr. Unsec. Nts., 11/16/27[1]	2,035,000	1,949,953
4.625% Sub. Nts., 3/13/27[1]	2,974,000	3,025,061
BPCE SA, 4.50% Sub. Nts., 3/15/25[1]	2,943,000	2,957,985
Citigroup, Inc.:
4.281% [US0003M+183.9] Sr. Unsec. Nts., 4/24/48[2]	4,210,000	4,260,794
4.75% Sub. Nts., 5/18/46	1,946,000	1,981,696
Citizens Bank NA (Providence RI):
2.55% Sr. Unsec. Nts., 5/13/21	2,409,000	2,352,965
2.65% Sr. Unsec. Nts., 5/26/22	1,014,000	983,222
Commonwealth Bank of Australia, 3.15% Sr. Unsec. Nts., 9/19/27[1]	3,696,000	3,526,615
Compass Bank, 2.875% Sr. Unsec. Nts., 6/29/22	4,408,000	4,276,814
Credit Agricole SA, 4.375% Sub. Nts., 3/17/25[1]	4,978,000	4,971,758
Deutsche Bank AG (New York NY), 3.30% Sr. Unsec. Nts., 11/16/22	4,156,000	4,042,832
Fifth Third Bank (Cincinnati OH), 3.85% Sub. Nts., 3/15/26	2,461,000	2,434,246
First Republic Bank, 4.375% Sub. Nts., 8/1/46	1,716,000	1,706,074

18        OPPENHEIMER TOTAL RETURN BOND FUND

	Principal Amount	Value
Commercial Banks (Continued)
Glencore Funding LLC, 4.00% Sr. Unsec. Nts., 4/16/25[1]	$3,123,000	$3,066,689
HSBC Holdings plc, 4.041% [US0003M+154.6] Sr. Unsec. Nts., 3/13/28[2]	2,142,000	2,141,539
Huntington Bancshares, Inc., 3.15% Sr. Unsec. Nts., 3/14/21	2,425,000	2,414,165
Intesa Sanpaolo SpA, 3.875% Sr. Unsec. Nts., 7/14/27[1]	3,698,000	3,498,203
JPMorgan Chase & Co.:
3.54% [US0003M+138] Sr. Unsec. Nts., 5/1/28[2]	4,080,000	3,988,683
3.782% [US0003M+133.7] Sr. Unsec. Nts., 2/1/28[2]	7,219,000	7,166,403
4.26% [US0003M+158] Sr. Unsec. Nts., 2/22/48[2]	1,665,000	1,676,124
KeyBank NA (Cleveland OH), 3.40% Sub. Nts., 5/20/26	3,357,000	3,247,967
Lloyds Banking Group plc:
6.413% [US0003M+149.5] Jr. Sub. Perpetual Bonds[1,2,12]	214,000	237,005
6.657% [US0003M+127] Jr. Sub. Perpetual Bonds[2,7,12]	2,718,000	3,039,064
PNC Financial Services Group, Inc. (The), 3.15% Sr. Unsec. Nts., 5/19/27	3,749,000	3,606,141
RBS Capital Trust II, 6.425% [US0003M+194.25] Jr. Sub. Perpetual Bonds[2,12]	3,000,000	3,558,750
Regions Bank (Birmingham AL), 2.75% Sr. Unsec. Nts., 4/1/21	4,764,000	4,708,140
Regions Financial Corp., 2.75% Sr. Unsec. Nts., 8/14/22	2,893,000	2,812,993
Royal Bank of Scotland Group plc, 3.498% [US0003M+148] Sr. Unsec. Nts., 5/15/23[2]	2,966,000	2,916,488
SunTrust Bank (Atlanta GA), 3.30% Sub. Nts., 5/15/26	1,798,000	1,716,543
Synovus Financial Corp., 3.125% Sr. Unsec. Nts., 11/1/22	2,818,000	2,728,753
US Bancorp:
3.10% Sub. Nts., 4/27/26	2,678,000	2,557,729
3.15% Sr. Unsec. Nts., 4/27/27	1,004,000	965,694
Wells Fargo & Co.:
3.584% [US0003M+131] Sr. Unsec. Nts., 5/22/28[2]	4,142,000	4,043,627
4.75% Sub. Nts., 12/7/46	2,512,000	2,575,684
		131,544,817
Consumer Finance—0.6%
American Express Co., 2.50% Sr. Unsec. Nts., 8/1/22	1,728,000	1,667,983
American Express Credit Corp., 3.30% Sr. Unsec. Nts., 5/3/27	3,103,000	3,008,367
Capital One Financial Corp., 3.75% Sr. Unsec. Nts., 3/9/27	1,666,000	1,611,041
Discover Financial Services:
3.75% Sr. Unsec. Nts., 3/4/25	1,743,000	1,693,458
4.10% Sr. Unsec. Nts., 2/9/27	2,286,000	2,270,336
Electricite de France SA, 6.50% Sr. Unsec. Nts., 1/26/19[1]	2,975,000	3,058,668
		13,309,853
Diversified Financial Services—0.6%
Berkshire Hathaway Energy Co.:
2.00% Sr. Unsec. Nts., 11/15/18	1,134,000	1,130,038
3.80% Sr. Unsec. Nts., 7/15/48[1]	1,172,000	1,119,917
Peachtree Corners Funding Trust, 3.976% Sr. Unsec. Nts., 2/15/25[1]	1,973,000	1,990,458
Precision Castparts Corp., 2.50% Sr. Unsec. Nts., 1/15/23	2,568,000	2,502,332

19        OPPENHEIMER TOTAL RETURN BOND FUND

STATEMENT OF INVESTMENTS Unaudited / Continued

	Principal Amount	Value
Diversified Financial Services (Continued)
Voya Financial, Inc., 5.65% [US0003M+358] Jr. Sub. Nts., 5/15/53[2]	$4,857,000	$4,966,283
		11,709,028
Insurance—1.5%
AXIS Specialty Finance plc, 5.15% Sr. Unsec. Nts., 4/1/45	2,591,000	2,605,123
Boardwalk Pipelines LP, 4.95% Sr. Unsec. Nts., 12/15/24	2,509,000	2,579,911
Brighthouse Financial, Inc., 3.70% Sr. Unsec. Nts., 6/22/27[1]	1,096,000	1,018,124
CNA Financial Corp., 3.45% Sr. Unsec. Nts., 8/15/27	3,950,000	3,758,378
Hartford Financial Services Group, Inc. (The), 4.40% Sr. Unsec. Nts., 3/15/48	3,111,000	3,182,045
Lincoln National Corp., 3.80% Sr. Unsec. Nts., 3/1/28	3,096,000	3,072,874
Manulife Financial Corp., 4.061% [USISDA05+164.7] Sub. Nts., 2/24/32[2]	2,875,000	2,812,096
Marsh & McLennan Cos., Inc., 4.35% Sr. Unsec. Nts., 1/30/47	1,731,000	1,781,836
MetLife, Inc., 5.25% [US0003M+357.5] Jr. Sub. Perpetual Bonds[2,12]	2,353,000	2,411,213
Nuveen Finance LLC, 4.125% Sr. Unsec. Nts., 11/1/24[1]	3,870,000	3,944,109
Prudential Financial, Inc.:
5.20% [US0003M+304] Jr. Sub. Nts., 3/15/44[2]	3,954,000	4,028,137
5.375% [US0003M+303.1] Jr. Sub. Nts., 5/15/45[2]	887,000	910,284
		32,104,130
Real Estate Investment Trusts (REITs)—1.2%
American Tower Corp.:
2.80% Sr. Unsec. Nts., 6/1/20	2,212,000	2,196,573
3.00% Sr. Unsec. Nts., 6/15/23	4,354,000	4,208,652
5.05% Sr. Unsec. Unsub. Nts., 9/1/20	2,856,000	2,973,826
Crown Castle International Corp., 3.65% Sr. Unsec. Nts., 9/1/27	2,451,000	2,338,361
Digital Realty Trust LP:
3.40% Sr. Unsec. Nts., 10/1/20	445,000	447,867
5.875% Sr. Unsec. Nts., 2/1/20	1,846,000	1,926,759
HCP, Inc., 2.625% Sr. Unsec. Nts., 2/1/20	5,035,000	4,984,326
Lamar Media Corp., 5.75% Sr. Unsec. Nts., 2/1/26	4,926,000	5,123,040
VEREIT Operating Partnership LP, 3.00% Sr. Unsec. Nts., 2/6/19	1,619,000	1,619,553
		25,818,957
Health Care—4.4%
Biotechnology—1.0%
AbbVie, Inc.:
3.60% Sr. Unsec. Nts., 5/14/25	3,269,000	3,224,932
4.70% Sr. Unsec. Nts., 5/14/45	849,000	877,370
Biogen, Inc., 5.20% Sr. Unsec. Nts., 9/15/45	1,105,000	1,209,154
Celgene Corp.:
3.875% Sr. Unsec. Nts., 8/15/25	3,017,000	2,992,071
5.00% Sr. Unsec. Nts., 8/15/45	534,000	557,486
Gilead Sciences, Inc., 4.75% Sr. Unsec. Nts., 3/1/46	2,188,000	2,358,787

20        OPPENHEIMER TOTAL RETURN BOND FUND

	Principal Amount	Value
Biotechnology (Continued)
Shire Acquisitions Investments Ireland DAC:
1.90% Sr. Unsec. Nts., 9/23/19	$5,313,000	$5,226,739
3.20% Sr. Unsec. Nts., 9/23/26	4,257,000	3,974,140
		20,420,679
Health Care Equipment & Supplies—1.1%
Abbott Laboratories:
2.35% Sr. Unsec. Nts., 11/22/19	3,325,000	3,297,341
3.75% Sr. Unsec. Nts., 11/30/26	4,402,000	4,383,655
Becton Dickinson & Co.:
2.404% Sr. Unsec. Nts., 6/5/20	4,293,000	4,212,987
3.70% Sr. Unsec. Nts., 6/6/27	3,878,000	3,748,790
Boston Scientific Corp.:
3.85% Sr. Unsec. Nts., 5/15/25	1,200,000	1,208,736
4.00% Sr. Unsec. Nts., 3/1/28	3,225,000	3,228,553
Hologic, Inc., 4.375% Sr. Unsec. Nts., 10/15/25[1]	179,000	173,182
Medtronic, Inc., 4.625% Sr. Unsec. Nts., 3/15/45	2,218,000	2,430,856
		22,684,100
Health Care Providers & Services—1.4%
Anthem, Inc., 2.50% Sr. Unsec. Nts., 11/21/20	5,078,000	4,994,350
Cigna Corp., 5.125% Sr. Unsec. Nts., 6/15/20	4,432,000	4,613,819
Fresenius Medical Care US Finance II, Inc., 5.875% Sr. Unsec. Nts., 1/31/22[1]	6,409,000	6,863,513
Humana, Inc., 2.50% Sr. Unsec. Nts., 12/15/20	1,333,000	1,308,727
Laboratory Corp. of America Holdings:
2.625% Sr. Unsec. Nts., 2/1/20	5,038,000	4,999,939
3.60% Sr. Unsec. Nts., 2/1/25	2,881,000	2,841,417
UnitedHealth Group, Inc., 2.75% Sr. Unsec. Nts., 2/15/23	4,230,000	4,136,730
		29,758,495
Life Sciences Tools & Services—0.5%
Life Technologies Corp., 6.00% Sr. Unsec. Nts., 3/1/20	3,768,000	3,961,453
Quintiles IMS, Inc., 5.00% Sr. Unsec. Nts., 10/15/26[1]	4,298,000	4,291,037
Thermo Fisher Scientific, Inc., 4.15% Sr. Unsec. Nts., 2/1/24	2,063,000	2,121,061
		10,373,551
Pharmaceuticals—0.4%
Allergan Funding SCS:
3.00% Sr. Unsec. Nts., 3/12/20	5,175,000	5,150,146
3.80% Sr. Unsec. Nts., 3/15/25	3,628,000	3,569,045
		8,719,191
Industrials—3.6%
Aerospace & Defense—0.9%
BAE Systems Holdings, Inc., 3.85% Sr. Unsec. Nts., 12/15/25[1]	4,089,000	4,126,555
Hexcel Corp., 3.95% Sr. Unsec. Nts., 2/15/27	1,533,000	1,523,679
Huntington Ingalls Industries, Inc., 3.483% Sr. Unsec. Nts., 12/1/27[1]	2,830,000	2,723,733

21        OPPENHEIMER TOTAL RETURN BOND FUND

STATEMENT OF INVESTMENTS Unaudited / Continued

	Principal Amount	Value
Aerospace & Defense (Continued)
Northrop Grumman Corp., 4.75% Sr. Unsec. Nts., 6/1/43	$2,760,000	$2,978,046
Rolls-Royce plc, 2.375% Sr. Unsec. Nts., 10/14/20[1]	3,002,000	2,956,573
Textron, Inc.:
3.65% Sr. Unsec. Nts., 3/15/27	1,019,000	1,000,105
3.875% Sr. Unsec. Nts., 3/1/25	902,000	906,081
4.30% Sr. Unsec. Nts., 3/1/24	1,672,000	1,730,527
United Technologies Corp., 1.778% Jr. Sub. Nts., 5/4/18[9]	668,000	667,443
		18,612,742
Air Freight & Couriers—0.0%
FedEx Corp., 4.40% Sr. Unsec. Nts., 1/15/47	1,054,000	1,043,075
Building Products—0.4%
Allegion US Holding Co., Inc., 3.55% Sec. Nts., 10/1/27	4,291,000	4,093,099
Owens Corning, 3.40% Sr. Unsec. Nts., 8/15/26	3,591,000	3,462,565
		7,555,664
Commercial Services & Supplies—0.2%
Republic Services, Inc., 3.80% Sr. Unsec. Nts., 5/15/18	3,298,000	3,301,332
Electrical Equipment—0.2%
Sensata Technologies BV, 4.875% Sr. Unsec. Nts., 10/15/23[1]	4,415,000	4,438,399
Industrial Conglomerates—0.5%
Carlisle Cos., Inc., 3.75% Sr. Unsec. Nts., 12/1/27	2,722,000	2,644,870
Roper Technologies, Inc.:
3.00% Sr. Unsec. Nts., 12/15/20	4,191,000	4,178,471
3.80% Sr. Unsec. Nts., 12/15/26	3,926,000	3,914,484
		10,737,825
Machinery—0.7%
CNH Industrial NV, 3.85% Sr. Unsec. Nts., 11/15/27	2,727,000	2,647,729
Fortive Corp., 1.80% Sr. Unsec. Nts., 6/15/19	4,025,000	3,977,498
Ingersoll-Rand Global Holding Co. Ltd., 4.30% Sr. Unsec. Nts., 2/21/48	1,257,000	1,258,914
John Deere Capital Corp., 2.70% Sr. Unsec. Nts., 1/6/23	2,224,000	2,179,643
Nvent Finance Sarl, 4.55% Sr. Unsec. Nts., 4/15/28[1]	2,620,000	2,635,506
Stanley Black & Decker, Inc., 2.451% Sub. Nts., 11/17/18	921,000	919,272
Wabtec Corp., 3.45% Sr. Unsec. Nts., 11/15/26	2,172,000	2,084,001
		15,702,563
Road & Rail—0.2%
Canadian Pacific Railway Co., 4.80% Sr. Unsec. Nts., 9/15/35	636,000	703,234
Penske Truck Leasing Co. LP/PTL Finance Corp., 3.40% Sr. Unsec. Nts., 11/15/26[1]	4,245,000	4,050,120
		4,753,354

22        OPPENHEIMER TOTAL RETURN BOND FUND

	Principal Amount	Value
Trading Companies & Distributors—0.5%
Air Lease Corp.:
3.25% Sr. Unsec. Nts., 3/1/25	$1,679,000	$1,603,381
3.625% Sr. Unsec. Nts., 4/1/27	1,765,000	1,684,893
GATX Corp., 3.50% Sr. Unsec. Nts., 3/15/28	4,225,000	4,013,057
United Rentals North America, Inc., 4.625% Sr. Unsec. Nts., 10/15/25	2,670,000	2,603,250
		9,904,581
Information Technology—3.2%
Communications Equipment—0.2%
Motorola Solutions, Inc., 4.60% Sr. Unsec. Nts., 2/23/28	3,917,000	3,947,777
Electronic Equipment, Instruments, & Components—0.4%
Arrow Electronics, Inc., 3.875% Sr. Unsec. Nts., 1/12/28	3,629,000	3,516,541
CDW LLC/CDW Finance Corp., 5.50% Sr. Unsec. Nts., 12/1/24	631,000	661,162
Tech Data Corp., 4.95% Sr. Unsec. Nts., 2/15/27	3,740,000	3,745,607
		7,923,310
Internet Software & Services—0.4%
eBay, Inc., 2.15% Sr. Unsec. Nts., 6/5/20	4,300,000	4,221,303
VeriSign, Inc.:
4.75% Sr. Unsec. Nts., 7/15/27	2,683,000	2,582,388
5.25% Sr. Unsec. Nts., 4/1/25	1,611,000	1,643,220
		8,446,911
IT Services—0.6%
Broadridge Financial Solutions, Inc., 3.40% Sr. Unsec. Nts., 6/27/26	2,323,000	2,244,436
DXC Technology Co.:
2.875% Sr. Unsec. Nts., 3/27/20	2,944,000	2,928,664
4.75% Sr. Unsec. Nts., 4/15/27	3,922,000	4,073,477
Fidelity National Information Services, Inc., 2.85% Sr. Unsec. Nts., 10/15/18	788,000	788,462
Total System Services, Inc., 2.375% Sr. Unsec. Nts., 6/1/18	2,957,000	2,954,455
		12,989,494
Semiconductors & Semiconductor Equipment—0.1%
Intel Corp., 3.734% Sr. Unsec. Nts., 12/8/47[1]	1,479,000	1,441,235
Software—1.0%
Autodesk, Inc., 4.375% Sr. Unsec. Nts., 6/15/25	1,675,000	1,723,487
Dell International LLC/EMC Corp.:
3.48% Sr. Sec. Nts., 6/1/19[1]	4,013,000	4,032,018
6.02% Sr. Sec. Nts., 6/15/26[1]	3,118,000	3,361,304
Open Text Corp., 5.625% Sr. Unsec. Nts., 1/15/23[1]	2,188,000	2,278,255
Oracle Corp.:
2.40% Sr. Unsec. Nts., 9/15/23	3,157,000	3,024,962
2.95% Sr. Unsec. Nts., 5/15/25	3,127,000	3,029,272

23        OPPENHEIMER TOTAL RETURN BOND FUND

STATEMENT OF INVESTMENTS Unaudited / Continued

	Principal Amount	Value
Software (Continued)
VMware, Inc.:
2.30% Sr. Unsec. Nts., 8/21/20	$1,357,000	$1,320,398
3.90% Sr. Unsec. Nts., 8/21/27	2,212,000	2,096,593
		20,866,289
Technology Hardware, Storage & Peripherals—0.5%
Apple, Inc., 4.375% Sr. Unsec. Nts., 5/13/45	3,046,000	3,216,171
Hewlett Packard Enterprise Co., 3.60% Sr. Unsec. Nts., 10/15/20	5,252,000	5,302,934
NetApp, Inc., 2.00% Sr. Unsec. Nts., 9/27/19	2,106,000	2,073,950
		10,593,055
Materials—3.3%
Chemicals—1.4%
Agrium, Inc.:
3.375% Sr. Unsec. Nts., 3/15/25	1,681,000	1,633,527
4.125% Sr. Unsec. Nts., 3/15/35	1,496,000	1,461,694
CF Industries, Inc., 4.50% Sr. Sec. Nts., 12/1/26[1]	4,966,000	5,044,966
Ecolab, Inc., 2.00% Sr. Unsec. Nts., 1/14/19	3,432,000	3,412,012
LyondellBasell Industries NV, 5.00% Sr. Unsec. Nts., 4/15/19	3,753,000	3,810,590
PolyOne Corp., 5.25% Sr. Unsec. Nts., 3/15/23	3,940,000	4,058,200
RPM International, Inc.:
3.45% Sr. Unsec. Unsub. Nts., 11/15/22	3,050,000	3,055,810
3.75% Sr. Unsec. Nts., 3/15/27	1,026,000	1,000,770
4.25% Sr. Unsec. Nts., 1/15/48	1,247,000	1,181,633
Sherwin-Williams Co. (The):
3.30% Sr. Unsec. Nts., 2/1/25	915,000	889,957
3.45% Sr. Unsec. Nts., 6/1/27	2,085,000	1,996,695
3.95% Sr. Unsec. Nts., 1/15/26	1,587,000	1,615,200
		29,161,054
Construction Materials—0.5%
James Hardie International Finance DAC, 4.75% Sr. Unsec. Nts., 1/15/25[1]	3,252,000	3,203,220
LafargeHolcim Finance US LLC, 3.50% Sr. Unsec. Nts., 9/22/26[1]	1,172,000	1,118,926
Martin Marietta Materials, Inc., 3.50% Sr. Unsec. Nts., 12/15/27	2,593,000	2,474,332
Vulcan Materials Co., 3.90% Sr. Unsec. Nts., 4/1/27	3,976,000	3,917,155
		10,713,633
Containers & Packaging—0.7%
International Paper Co.:
3.00% Sr. Unsec. Nts., 2/15/27	2,581,000	2,390,014
4.80% Sr. Unsec. Nts., 6/15/44	1,606,000	1,617,588
Packaging Corp. of America:
3.65% Sr. Unsec. Nts., 9/15/24	745,000	747,437
4.50% Sr. Unsec. Nts., 11/1/23	3,023,000	3,157,305
Silgan Holdings, Inc., 4.75% Sr. Unsec. Nts., 3/15/25	3,315,000	3,232,125

24        OPPENHEIMER TOTAL RETURN BOND FUND

	Principal Amount	Value
Containers & Packaging (Continued)
WestRock Co., 4.00% Sr. Unsec. Nts., 3/15/28[1]	$2,547,000	$2,551,927
		13,696,396
Metals & Mining—0.6%
Anglo American Capital plc:
3.625% Sr. Unsec. Nts., 9/11/24[1]	1,097,000	1,057,545
4.00% Sr. Unsec. Nts., 9/11/27[1]	2,200,000	2,111,645
ArcelorMittal, 6.125% Sr. Unsec. Nts., 6/1/25	4,565,000	4,987,263
Glencore Funding LLC, 3.125% Sr. Unsec. Nts., 4/29/19[1]	2,967,000	2,970,115
Goldcorp, Inc., 5.45% Sr. Unsec. Nts., 6/9/44	1,490,000	1,663,276
		12,789,844
Paper & Forest Products—0.1%
Georgia-Pacific LLC, 3.734% Sr. Unsec. Nts., 7/15/23[1]	964,000	983,207
Louisiana-Pacific Corp., 4.875% Sr. Unsec. Nts., 9/15/24	2,196,000	2,206,980
		3,190,187
Telecommunication Services—2.1%
Diversified Telecommunication Services—2.1%
AT&T, Inc.:
3.40% Sr. Unsec. Nts., 8/14/24	2,120,000	2,132,665
4.30% Sr. Unsec. Nts., 2/15/30[1]	3,909,000	3,898,570
4.35% Sr. Unsec. Nts., 6/15/45	4,374,000	4,005,600
5.15% Sr. Unsec. Nts., 2/14/50	1,625,000	1,644,913
British Telecommunications plc, 9.125% Sr. Unsec. Nts., 12/15/30	4,138,000	6,054,587
Deutsche Telekom International Finance BV, 2.225% Sr. Unsec. Nts., 1/17/20[1]	5,326,000	5,256,046
Telefonica Emisiones SAU:
3.192% Sr. Unsec. Nts., 4/27/18	3,214,000	3,215,340
4.103% Sr. Unsec. Nts., 3/8/27	1,424,000	1,424,255
5.213% Sr. Unsec. Nts., 3/8/47	2,144,000	2,283,440
7.045% Sr. Unsec. Unsub. Nts., 6/20/36	1,304,000	1,656,828
T-Mobile USA, Inc., 6.50% Sr. Unsec. Nts., 1/15/26	4,633,000	4,934,145
Verizon Communications, Inc.:
4.125% Sr. Unsec. Nts., 8/15/46	2,299,000	2,073,616
4.522% Sr. Unsec. Nts., 9/15/48	4,511,000	4,356,323
5.15% Sr. Unsec. Nts., 9/15/23	1,995,000	2,154,160
		45,090,488
Utilities—2.9%
Electric Utilities—2.1%
AEP Texas, Inc., 3.85% Sr. Unsec. Nts., 10/1/25[1]	2,044,000	2,084,551
Cleco Corporate Holdings LLC, 3.743% Sr. Sec. Nts., 5/1/26	2,429,000	2,314,613
Duke Energy Corp.:
3.15% Sr. Unsec. Nts., 8/15/27	2,335,000	2,200,788
3.75% Sr. Unsec. Nts., 9/1/46	2,346,000	2,131,913
Edison International, 2.95% Sr. Unsec. Nts., 3/15/23	2,275,000	2,213,981
EDP Finance BV, 3.625% Sr. Unsec. Nts., 7/15/24[1]	3,689,000	3,637,092

25        OPPENHEIMER TOTAL RETURN BOND FUND

STATEMENT OF INVESTMENTS Unaudited / Continued

	Principal Amount	Value
Electric Utilities (Continued)
Emera US Finance LP, 2.15% Sr. Unsec. Nts., 6/15/19	$4,548,000	$4,494,991
Enel Finance International NV, 3.625% Sr. Unsec. Nts., 5/25/27[1]	2,855,000	2,722,523
Entergy Texas, Inc., 7.125% Sec. Nts., 2/1/19	1,118,000	1,154,738
Exelon Corp.:
2.45% Sr. Unsec. Nts., 4/15/21	2,432,000	2,378,194
4.45% Sr. Unsec. Nts., 4/15/46	1,298,000	1,326,978
Indiana Michigan Power Co., Series K, 4.55% Sr. Unsec. Nts., 3/15/46	1,245,000	1,324,436
ITC Holdings Corp.:
3.35% Sr. Unsec. Nts., 11/15/27[1]	246,000	235,297
5.30% Sr. Unsec. Nts., 7/1/43	1,081,000	1,224,984
NextEra Energy Operating Partners LP, 4.25% Sr. Unsec. Nts., 9/15/24[1]	386,000	375,385
Pennsylvania Electric Co., 5.20% Sr. Unsec. Nts., 4/1/20	500,000	517,198
PPL WEM Ltd./Western Power Distribution Ltd., 5.375% Sr. Unsec. Unsub. Nts., 5/1/21[1]	4,000,000	4,195,428
Public Service Co. of New Mexico, 7.95% Sr. Unsec. Nts., 5/15/18	2,770,000	2,787,459
Southern Co. Gas Capital Corp., 4.40% Sr. Unsec. Nts., 5/30/47	1,701,000	1,727,577
Southern Power Co., 1.95% Sr. Unsec. Nts., 12/15/19	3,668,000	3,604,934
Trans-Allegheny Interstate Line Co., 3.85% Sr. Unsec. Nts., 6/1/25[1]	2,876,000	2,896,801
		45,549,861
Multi-Utilities—0.8%
Black Hills Corp., 2.50% Sr. Unsec. Nts., 1/11/19	2,592,000	2,590,529
Dominion Energy, Inc.:
2.579% Jr. Sub. Nts., 7/1/20	5,060,000	4,998,145
4.90% Sr. Unsec. Nts., 8/1/41	1,637,000	1,763,750
NiSource, Inc., 6.80% Sr. Unsec. Nts., 1/15/19	536,000	552,329
Public Service Enterprise Group, Inc., 1.60% Sr. Unsec. Nts., 11/15/19	3,471,000	3,392,278
Virginia Electric & Power Co., 2.95% Sr. Unsec. Nts., 1/15/22	2,926,000	2,906,128
		16,203,159
Total Corporate Bonds and Notes (Cost $1,055,057,634)		1,044,037,907
Short-Term Notes—15.5%
Aerospace & Defense—0.2%
Rockwell Collins, Inc., 2.103%, 4/3/18[1,13,14]	5,000,000	4,998,606

Chemicals—1.3%
Air Liquide US LLC, 1.929%, 4/30/18[1,13,14]	9,400,000	9,384,141
Eastman Chemical Co., 2.014%, 4/9/18[13,14]	4,000,000	3,997,482
Potash Corp., 2.174%, 4/9/18[13,14]	9,100,000	9,094,272
Southern Power Co., 2.301%, 4/3/18[13,14]	3,100,000	3,099,136
		25,575,031

26        OPPENHEIMER TOTAL RETURN BOND FUND

	Principal Amount	Value
Commercial Services & Supplies—0.7%
Cintas Corp., 2.054%, 4/9/18[1,13,14]	$9,100,000	$9,094,370
Waste Management, Inc., 2.184%, 4/9/18[1,13,14]	7,100,000	7,095,433
		16,189,803
Computers & Peripherals—1.2%
Hewlett Packard Enterprise Co., 2.253%, 4/3/18[14]	7,200,000	7,198,265
HP, Inc., 2.717%, 6/13/18[14]	9,300,000	9,260,871
NetApp, Inc., 2.023%, 4/9/18[1,13,14]	8,100,000	8,094,902
		24,554,038
Electric Utilities—2.4%
Alliant Energy Corp., 2.252%, 4/2/18[14]	9,300,000	9,297,880
Ameren Illinois Co., 2.005%, 4/9/18[14]	4,900,000	4,896,916
Commonwealth Edison Co., 2.083%, 4/9/18[13,14]	4,000,000	3,997,427
Duke Energy Corp., 2.617%, 6/26/18[1,13,14]	4,100,000	4,074,660
NextEra Energy Operating Partners LP, 2.264%, 4/9/18[1,13,14]	9,200,000	9,194,209
Puget Sound Energy, Inc., 2.455%, 4/23/18[14]	9,400,000	9,385,612
Sempra Energy Holdings, 2.08%, 5/23/18[13,14]	9,100,000	9,067,328
		49,914,032
Electronic Equipment & Instruments—1.0%
Amphenol Corp., 2.302%, 4/5/18[14]	9,300,000	9,296,339
Tyco Electronics Group SA, 2.241%, 4/2/18[1,13,14]	9,500,000	9,497,890
		18,794,229
Energy Equipment & Services—0.2%
Schlumberger Holdings Corp., 2.55%, 5/21/18[1,13,14]	3,100,000	3,089,759
Food & Staples Retailing—0.4%
Walgreens Boots Alliance, Inc., 2.303%, 5/21/18[14]	9,100,000	9,068,597
Food Products—0.6%
McCormick & Co., Inc., 2.643%, 6/5/18[1,13,14]	5,000,000	4,978,259
Mondelez International, Inc., 1.919%, 4/9/18[13,14]	3,100,000	3,098,049
Tyson Foods, Inc., 2.173%, 4/10/18[1,13,14]	4,100,000	4,097,114
		12,173,422
Hotels, Restaurants & Leisure—0.3%
Marriott International, Inc., 2.044%, 4/4/18[1,13,14]	6,200,000	6,197,917
Household Durables—0.4%
Mohawk Industries, Inc., 2.224%, 4/12/18[1,13,14]	9,300,000	9,292,456
Household Products—0.8%
Church & Dwight Co., Inc., 2.054%, 4/5/18[1,13,14]	9,100,000	9,096,417
Clorox Co. (The), 2.314%, 4/19/18[1,13,14]	9,300,000	9,288,353
		18,384,770

27        OPPENHEIMER TOTAL RETURN BOND FUND

STATEMENT OF INVESTMENTS Unaudited / Continued

	Principal Amount	Value
Leasing & Factoring—0.9%
Harley-Davidson, Inc., 2.475%, 6/19/18[13,14]	$6,200,000	$6,165,146
Hitachi Capital America Corp., 2.515%, 4/25/18[14]	9,400,000	9,384,264
Nissan Motor Acceptance Corp., 1.657%, 4/2/18[13,14]	1,900,000	1,899,644
		17,449,054
Machinery—0.4%
Ingersoll-Rand Luxembourg Finance SA, 2.313%, 4/10/18[1,13,14]	9,300,000	9,293,453
Media—1.2%
CBS Corp., 2.206%, 4/23/18[13,14]	4,000,000	3,993,878
Interpublic Group of Cos., Inc. (The), 2.816%, 6/1/18[1,13,14]	4,100,000	4,082,966
Omnicom Capital, Inc., 2.486%, 5/7/18[13,14]	9,300,000	9,276,808
WPP CP LLC, 2.423%, 4/4/18[1,13,14]	9,200,000	9,196,909
		26,550,561
Metals & Mining—0.2%
Glencore Funding LLC, 2.284%, 4/18/18[13,14]	4,100,000	4,095,189
Multi-Utilities—0.5%
CenterPoint Energy Resources Corp., 1.929%, 4/16/18[1,13,14]	9,420,000	9,410,010
Paper, Containers & Packaging—0.4%
Avery Dennison, 2.404%, 4/16/18[13,14]	9,300,000	9,290,137
Personal Products—0.5%
Reckitt Benckiser Treasury Services plc, 2.123%, 4/3/18[13,14]	9,200,000	9,197,770
Semiconductor Equipment & Products—0.2%
QUALCOMM, Inc., 2.212%, 6/6/18[1,13,14]	4,000,000	3,984,230
Specialty Retail—0.4%
Relx, Inc., 2.323%, 4/16/18[1,13,14]	9,300,000	9,290,137
Telephone Utilities—0.9%
Bell Canada, 1.96%, 4/12/18[13,14]	9,300,000	9,292,622
Telus Corp., 2.678%, 6/20/18[1,14]	9,400,000	9,346,427
		18,639,049
Water Utilities—0.4%
American Water Capital Corp., 2.103%, 4/3/18[13,14]	9,200,000	9,197,451
Total Short-Term Notes (Cost $324,655,583)		324,629,701

28        OPPENHEIMER TOTAL RETURN BOND FUND

	Shares	Value
Investment Company—2.8%
Oppenheimer Institutional Government Money Market Fund, Cl. E, 1.58%[15,16] (Cost $59,455,367)	59,455,367	$59,455,367
Total Investments, at Value (Cost $2,760,541,455)	131.2%	2,749,560,857
Net Other Assets (Liabilities)	(31.2)	(652,857,978)
Net Assets	100.0%	$2,096,702,879

Footnotes to Statement of Investments

1. Represents securities sold under Rule 144A, which are exempt from registration under the Securities Act of 1933, as amended. These securities have been determined to be liquid under guidelines established by the Board of Trustees. These securities amount to $572,362,829 or 27.30% of the Fund’s net assets at period end.

2. Represents the current interest rate for a variable or increasing rate security, determined as [Referenced Rate + Basis-point spread].

3. Interest-Only Strips represent the right to receive the monthly interest payments on an underlying pool of mortgage loans. These securities typically decline in price as interest rates decline. Most other fixed income securities increase in price when interest rates decline. The principal amount of the underlying pool represents the notional amount on which current interest is calculated. The price of these securities is typically more sensitive to changes in prepayment rates than traditional mortgage-backed securities (for example, GNMA pass-throughs). Interest rates disclosed represent current yields based upon the current cost basis and estimated timing and amount of future cash flows. These securities amount to $16,720,692 or 0.80% of the Fund’s net assets at period end.

4. Interest rate is less than 0.0005%.

5. Principal-Only Strips represent the right to receive the monthly principal payments on an underlying pool of mortgage loans. The value of these securities generally increases as interest rates decline and prepayment rates rise. The price of these securities is typically more volatile than that of coupon-bearing bonds of the same maturity. Interest rates disclosed represent current yields based upon the current cost basis and estimated timing of future cash flows. These securities amount to $88,895 or less than 0.005% of the Fund’s net assets at period end.

6. All or a portion of the security position is when-issued or delayed delivery to be delivered and settled after period end. See Note 3 of the accompanying Notes.

7. Restricted security. The aggregate value of restricted securities at period end was $3,041,263, which represents 0.15% of the Fund’s net assets. See Note 3 of the accompanying Notes. Information concerning restricted securities is as follows:

Security	Acquisition Dates	Cost	Value	Unrealized Appreciation/ (Depreciation)
Capital Lease Funding Securitization LP, Interest-Only Commercial Mtg. Pass-Through Certificates, Series 1997- CTL1, Cl. IO, 0.00%, 6/22/24	4/21/97	$141,300	$2,199	$(139,101)
Lloyds Banking Group plc, 6.657% [US0003M+127] Jr. Sub. Perpetual Bonds	6/20/14- 10/24/14	3,040,840	3,039,064	(1,776)
		$3,182,140	$3,041,263	$(140,877)

8. The value of this security was determined using significant unobservable inputs. See Note 2 of the accompanying Notes.

9. This interest rate resets periodically. Interest rate shown reflects the rate in effect at period end. The rate on this variable rate security is not based on a published reference rate and spread but is determined by the issuer or agent based on current market conditions.

10. All or a portion of the security position has been pledged for collateral in association with forward roll transactions. See Note 5 of the accompanying Notes.

29        OPPENHEIMER TOTAL RETURN BOND FUND

STATEMENT OF INVESTMENTS Unaudited / Continued

Footnotes to Statement of Investments (Continued)

11. All or a portion of the security position is held in accounts at a futures clearing merchant and pledged to cover margin requirements on open futures contracts and written options on futures, if applicable. The aggregate market value of such securities is $2,580,941. See Note 5 of the accompanying Notes.

12. This bond has no contractual maturity date, is not redeemable and contractually pays an indefinite stream of interest.

13. Security issued in an exempt transaction without registration under the Securities Act of 1933. Such securities amount to $247,494,530 or 11.80% of the Fund’s net assets, and have been determined to be liquid pursuant to guidelines adopted by the Board of Trustees.

14. Current yield as of period end.

15. Rate shown is the 7-day yield at period end.

16. Is or was an affiliate, as defined in the Investment Company Act of 1940, as amended, at or during the reporting period, by virtue of the Fund owning at least 5% of the voting securities of the issuer or as a result of the Fund and the issuer having the same investment adviser. Transactions during the reporting period in which the issuer was an affiliate are as follows:

	Shares December 31, 2017	Gross Additions	Gross Reductions	Shares March 31, 2018
Oppenheimer Institutional Government Money Market Fund, Cl. E	40,200,770	264,585,967	245,331,370	59,455,367

	Value	Income	Realized Gain (Loss)	Change in Unrealized Gain (Loss)
Oppenheimer Institutional Government Money Market Fund, Cl. E	$59,455,367	$129,517	$—	$—

Futures Contracts as of March 31, 2018
Description	Buy/Sell	Expiration Date	Number of Contracts	Notional Amount (000’s)	Value	Unrealized Appreciation/ (Depreciation)
United States Treasury Long Bonds	Buy	6/20/18	122	USD 17,893	17,888,250	$(5,187)
United States Treasury Nts., 10 yr	Sell	6/20/18	2,147	USD 258,235	260,088,922	(1,853,783)
United States Treasury Nts., 2 yr	Sell	6/29/18	2,014	USD 428,195	428,195,283	(68)
United States Treasury Nts., 5 yr	Sell	6/29/18	203	USD 23,169	23,235,570	(66,973)
United States Ultra Bonds	Buy	6/20/18	776	USD 120,566	124,523,750	3,957,673
						$2,031,662

30        OPPENHEIMER TOTAL RETURN BOND FUND

Glossary:
Definitions
ICE LIBOR	Intercontinental Exchange London Interbank Offered Rate
H15T1Y	US Treasury Yield Curve Rate T Note Constant Maturity 1 Year
LIBOR01M	ICE LIBOR USD 1 Month
MSCI	Morgan Stanley Capital International
S&P	Standard & Poor’s
US0001M	ICE LIBOR USD 1 Month
US0003M	ICE LIBOR USD 3 Month
USISDA05	USD ICE Swap Rate 11:00am NY 5 Year
USSW5	USD Swap Semi 30/360 5 Year

31        OPPENHEIMER TOTAL RETURN BOND FUND

NOTES TO STATEMENT OF INVESTMENTS March 31, 2018 Unaudited

1. Organization

Oppenheimer Total Return Bond Fund (the “Fund”), is a separate fund of Oppenheimer Integrity Funds, a diversified open-end management investment company registered under the Investment Company Act of 1940 (“1940 Act”), as amended. The Fund’s investment objective is to seek total return. The Fund’s investment adviser is OFI Global Asset Management, Inc. (“OFI Global” or the “Manager”), a wholly-owned subsidiary of OppenheimerFunds, Inc. (“OFI” or the “Sub-Adviser”). The Manager has entered into a sub-advisory agreement with OFI.

2. Securities Valuation

The Fund calculates the net asset value of its shares as of 4:00 P.M. Eastern Time, on each day the New York Stock Exchange (the “Exchange”) is open for trading, except in the case of a scheduled early closing of the Exchange, in which case the Fund will calculate net asset value of the shares as of the scheduled early closing time of the Exchange.

The Fund’s Board has adopted procedures for the valuation of the Fund’s securities and has delegated the day-to-day responsibility for valuation determinations under those procedures to the Manager. The Manager has established a Valuation Committee which is responsible for determining a fair valuation for any security for which market quotations are not readily available. The Valuation Committee’s fair valuation determinations are subject to review, approval and ratification by the Fund’s Board at least quarterly or more frequently, if necessary.

Valuation Methods and Inputs

Securities are valued primarily using unadjusted quoted market prices, when available, as supplied by third party pricing services or broker-dealers.

The following methodologies are used to determine the market value or the fair value of the types of securities described below:

Shares of a registered investment company that are not traded on an exchange are valued at that investment company’s net asset value per share.

Corporate and government debt securities (of U.S. or foreign issuers) and municipal debt securities, short-term notes, mortgage-backed securities, collateralized mortgage obligations, and asset-backed securities are valued at the mean between the bid and asked prices utilizing evaluated prices obtained from third party pricing services or broker-dealers who may use matrix pricing methods to determine the evaluated prices. Pricing services generally price debt securities assuming orderly transactions of an institutional “round lot” size, but some trades may occur in smaller, “odd lot” sizes, sometimes at lower prices than institutional round lot trades. Standard inputs generally considered by third-party pricing vendors include reported trade data, broker-dealer price quotations, benchmark yields, issuer spreads on comparable securities, the credit quality, yield, maturity, as well as other appropriate factors.

Futures contracts and futures options traded on a commodities or futures exchange will be valued at the final settlement price or official closing price on the principal exchange as reported by such principal exchange at its trading session ending at, or most recently prior to,

32        OPPENHEIMER TOTAL RETURN BOND FUND

2. Securities Valuation (Continued)

the time when the Fund’s assets are valued.

Securities for which market quotations are not readily available, or when a significant event has occurred that would materially affect the value of the security, are fair valued either (i) by a standardized fair valuation methodology applicable to the security type or the significant event as previously approved by the Valuation Committee and the Fund’s Board or (ii) as determined in good faith by the Manager’s Valuation Committee. The Valuation Committee considers all relevant facts that are reasonably available, through either public information or information available to the Manager, when determining the fair value of a security. Those standardized fair valuation methodologies include, but are not limited to, valuing securities at the last sale price or initially at cost and subsequently adjusting the value based on: changes in company specific fundamentals, changes in an appropriate securities index, or changes in the value of similar securities which may be further adjusted for any discounts related to security-specific resale restrictions. When possible, such methodologies use observable market inputs such as unadjusted quoted prices of similar securities, observable interest rates, currency rates and yield curves. The methodologies used for valuing securities are not necessarily an indication of the risks associated with investing in those securities nor can it be assured that the Fund can obtain the fair value assigned to a security if it were to sell the security.

To assess the continuing appropriateness of security valuations, the Manager regularly compares prior day prices and sale prices to the current day prices and challenges those prices exceeding certain tolerance levels with the third party pricing service or broker source. For those securities valued by fair valuations, whether through a standardized fair valuation methodology or a fair valuation determination, the Valuation Committee reviews and affirms the reasonableness of the valuations based on such methodologies and fair valuation determinations on a regular basis after considering all relevant information that is reasonably available.

Classifications

Each investment asset or liability of the Fund is assigned a level at measurement date based on the significance and source of the inputs to its valuation. Various data inputs may be used in determining the value of each of the Fund’s investments as of the reporting period end.

These data inputs are categorized in the following hierarchy under applicable financial accounting standards:

1) Level 1-unadjusted quoted prices in active markets for identical assets or liabilities (including securities actively traded on a securities exchange)

2) Level 2-inputs other than unadjusted quoted prices that are observable for the asset or liability (such as unadjusted quoted prices for similar assets and market corroborated inputs such as interest rates, prepayment speeds, credit risks, etc.)

3) Level 3-significant unobservable inputs (including the Manager’s own judgments about assumptions that market participants would use in pricing the asset or liability).

The inputs used for valuing securities are not necessarily an indication of the risks associated

33        OPPENHEIMER TOTAL RETURN BOND FUND

NOTES TO STATEMENT OF INVESTMENTS Unaudited / Continued

2. Securities Valuation (Continued)

with investing in those securities.

The Fund classifies each of its investments in investment companies which are publicly offered as Level 1. Investment companies that are not publicly offered, if any, are classified as Level 2 in the fair value hierarchy.

The table below categorizes amounts at period end based on valuation input level:

	Level 1— Unadjusted Quoted Prices	Level 2— Other Significant Observable Inputs	Level 3— Significant Unobservable Inputs	Value
Assets Table
Investments, at Value:
Asset-Backed Securities	$—	$282,533,827	$—	$282,533,827
Mortgage-Backed Obligations	—	1,031,463,561	18,179	1,031,481,740
U.S. Government Obligation	—	7,422,315	—	7,422,315
Corporate Bonds and Notes	—	1,044,037,907	—	1,044,037,907
Short-Term Notes	—	324,629,701	—	324,629,701
Investment Company	59,455,367	—	—	59,455,367
Total Investments, at Value	59,455,367	2,690,087,311	18,179	2,749,560,857
Other Financial Instruments:
Futures contracts	3,957,673	—	—	3,957,673
Total Assets	$63,413,040	$2,690,087,311	$18,179	$2,753,518,530
Liabilities Table
Other Financial Instruments:
Futures contracts	$(1,926,011)	$—	$—	$(1,926,011)
Total Liabilities	$(1,926,011)	$—	$—	$(1,926,011)

Forward currency exchange contracts and futures contracts, if any, are reported at their unrealized appreciation/depreciation at measurement date, which represents the change in the contract’s value from trade date. All additional assets and liabilities included in the above table are reported at their market value at measurement date.

The table below shows the transfers between Level 2 and Level 3. The Fund’s policy is to recognize transfers in and transfers out as of the beginning of the reporting period.

	Transfers into Level 2*	Transfers out of Level 3*
Assets Table
Investments, at Value:
Mortgage-Backed Obligations	$ 1,783,948	$(1,783,948)
Total Assets	$ 1,783,948	$(1,783,948)

*	Transferred from Level 3 to Level 2 due to the availability of market data for this security.

34        OPPENHEIMER TOTAL RETURN BOND FUND

3. Investments and Risks

Investments in Affiliated Funds. The Fund is permitted to invest in other mutual funds advised by the Manager (“Affiliated Funds”). Affiliated Funds are open-end management investment companies registered under the 1940 Act, as amended. The Manager is the investment adviser of, and the Sub-Adviser provides investment and related advisory services to, the Affiliated Funds. When applicable, the Fund’s investments in Affiliated Funds are included in the Statement of Investments. Shares of Affiliated Funds are valued at their net asset value per share. As a shareholder, the Fund is subject to its proportional share of the Affiliated Funds’ expenses, including their management fee. The Manager will waive fees and/ or reimburse Fund expenses in an amount equal to the indirect management fees incurred through the Fund’s investment in the Affiliated Funds.

Each of the Affiliated Funds in which the Fund invests has its own investment risks, and those risks can affect the value of the Fund’s investments and therefore the value of the Fund’s shares. To the extent that the Fund invests more of its assets in one Affiliated Fund than in another, the Fund will have greater exposure to the risks of that Affiliated Fund.

Investments in Money Market Instruments. The Fund is permitted to invest its free cash balances in money market instruments to provide liquidity or for defensive purposes. The Fund may invest in money market instruments by investing in Class E shares of Oppenheimer Institutional Government Money Market Fund (“IGMMF”), which is an Affiliated Fund. IGMMF is regulated as a money market fund under the 1940 Act, as amended. The Fund may also invest in money market instruments directly or in other affiliated or unaffiliated money market funds.

Securities on a When-Issued or Delayed Delivery Basis. The Fund may purchase securities on a “when-issued” basis, and may purchase or sell securities on a “delayed delivery” basis. “When-issued” or “delayed delivery” refers to securities whose terms and indenture are available and for which a market exists, but which are not available for immediate delivery. Delivery and payment for securities that have been purchased by the Fund on a when-issued basis normally takes place within six months and possibly as long as two years or more after the trade date. During this period, such securities do not earn interest, are subject to market fluctuation and may increase or decrease in value prior to their delivery. The purchase of securities on a when-issued basis may increase the volatility of the Fund’s net asset value to the extent the Fund executes such transactions while remaining substantially fully invested. When the Fund engages in when-issued or delayed delivery transactions, it relies on the buyer or seller, as the case may be, to complete the transaction. Their failure to do so may cause the Fund to lose the opportunity to obtain or dispose of the security at a price and yield it considers advantageous. The Fund may also sell securities that it purchased on a when-issued basis or forward commitment prior to settlement of the original purchase.

At period end, the Fund had purchased securities issued on a when-issued or delayed delivery basis and sold securities issued on a delayed delivery basis as follows:

35        OPPENHEIMER TOTAL RETURN BOND FUND

NOTES TO STATEMENT OF INVESTMENTS Unaudited / Continued

3. Investments and Risks (Continued)

When-Issued or
Delayed Delivery
Basis Transactions
Purchased securities	$842,861,985
Sold securities	183,850,994

The Fund may enter into “forward roll” transactions with respect to mortgage-related securities. In this type of transaction, the Fund sells a mortgage-related security to a buyer and simultaneously agrees to repurchase a similar security (same type, coupon and maturity) at a later date at a set price. During the period between the sale and the repurchase, the Fund will not be entitled to receive interest and principal payments on the securities that have been sold. The Fund records the incremental difference between the forward purchase and sale of each forward roll as realized gain (loss) on investments or as fee income in the case of such transactions that have an associated fee in lieu of a difference in the forward purchase and sale price.

Forward roll transactions may be deemed to entail embedded leverage since the Fund purchases mortgage-related securities with extended settlement dates rather than paying for the securities under a normal settlement cycle. This embedded leverage increases the Fund’s market value of investments relative to its net assets which can incrementally increase the volatility of the Fund’s performance. Forward roll transactions can be replicated over multiple settlement periods.

Risks of entering into forward roll transactions include the potential inability of the counterparty to meet the terms of the agreement; the potential of the Fund to receive inferior securities at redelivery as compared to the securities sold to the counterparty; and counterparty credit risk.

At period end, the counterparty pledged $1,382,109 of collateral to the Fund for forward roll transactions.

At period end, the Fund pledged $1,435,543 of collateral to the counterparty for forward roll transactions.

Restricted Securities. At period end, investments in securities included issues that are restricted. A restricted security may have a contractual restriction on its resale and is valued under methods approved by the Board of Trustees as reflecting fair value. Securities that are restricted are marked with an applicable footnote on the Statement of Investments. Restricted securities are reported on a schedule following the Statement of Investments.

4. Market Risk Factors

The Fund’s investments in securities and/or financial derivatives may expose the Fund to various market risk factors:

Commodity Risk. Commodity risk relates to the change in value of commodities or commodity indexes as they relate to increases or decreases in the commodities market.

36        OPPENHEIMER TOTAL RETURN BOND FUND

4. Market Risk Factors (Continued)

Commodities are physical assets that have tangible properties. Examples of these types of assets are crude oil, heating oil, metals, livestock, and agricultural products.

Credit Risk. Credit risk relates to the ability of the issuer of debt to meet interest and principal payments, or both, as they come due. In general, lower-grade, higher-yield debt securities are subject to credit risk to a greater extent than lower-yield, higher-quality securities.

Equity Risk. Equity risk relates to the change in value of equity securities as they relate to increases or decreases in the general market.

Foreign Exchange Rate Risk. Foreign exchange rate risk relates to the change in the U.S. dollar value of a security held that is denominated in a foreign currency. The U.S. dollar value of a foreign currency denominated security will decrease as the dollar appreciates against the currency, while the U.S. dollar value will increase as the dollar depreciates against the currency.

Interest Rate Risk. Interest rate risk refers to the fluctuations in value of fixed-income securities resulting from the inverse relationship between price and yield. For example, an increase in general interest rates will tend to reduce the market value of already issued fixed-income investments, and a decline in general interest rates will tend to increase their value. In addition, debt securities with longer maturities, which tend to have higher yields, are subject to potentially greater fluctuations in value from changes in interest rates than obligations with shorter maturities.

Volatility Risk. Volatility risk refers to the magnitude of the movement, but not the direction of the movement, in a financial instrument’s price over a defined time period. Large increases or decreases in a financial instrument’s price over a relative time period typically indicate greater volatility risk, while small increases or decreases in its price typically indicate lower volatility risk.

5. Use of Derivatives

The Fund’s investment objective not only permits the Fund to purchase investment securities, it also allows the Fund to enter into various types of derivatives contracts, including, but not limited to, futures contracts, forward currency exchange contracts, credit default swaps, interest rate swaps, total return swaps, variance swaps and purchased and written options. In doing so, the Fund will employ strategies in differing combinations to permit it to increase, decrease, or change the level or types of exposure to market risk factors. These instruments may allow the Fund to pursue its objectives more quickly and efficiently than if it were to make direct purchases or sales of securities capable of effecting a similar response to market factors. Such contracts may be entered into through a bilateral over-the-counter (“OTC”) transaction, or through a securities or futures exchange and cleared through a clearinghouse.

Derivatives may have little or no initial cash investment relative to their market value exposure and therefore can produce significant gains or losses in excess of their cost due to changes in the market risk factors and the overall market. This use of embedded leverage allows the Fund to increase its market value exposure relative to its net assets and can

37        OPPENHEIMER TOTAL RETURN BOND FUND

NOTES TO STATEMENT OF INVESTMENTS Unaudited / Continued

5. Use of Derivatives (Continued)

substantially increase the volatility of the Fund’s performance. In instances where the Fund is using derivatives to decrease, or hedge, exposures to market risk factors for securities held by the Fund, there are also risks that those derivatives may not perform as expected resulting in losses for the combined or hedged positions. Some derivatives have the potential for unlimited loss, regardless of the size of the Fund’s initial investment.

Additional associated risks from investing in derivatives also exist and potentially could have significant effects on the valuation of the derivative and the Fund. Typically, the associated risks are not the risks that the Fund is attempting to increase or decrease exposure to, per its investment objectives, but are the additional risks from investing in derivatives. Examples of these associated risks are liquidity risk, which is the risk that the Fund will not be able to sell the derivative in the open market in a timely manner, and counterparty credit risk, which is the risk that the counterparty will not fulfill its obligation to the Fund.

The Fund’s actual exposures to these market risk factors and associated risks during the period are discussed in further detail, by derivative type, below.

Futures Contracts

A futures contract is a commitment to buy or sell a specific amount of a commodity, financial instrument or currency at a negotiated price on a stipulated future date. The Fund may buy and sell futures contracts and may also buy or write put or call options on these futures contracts. Futures contracts and options thereon are generally entered into on a regulated futures exchange and cleared through a clearinghouse associated with the exchange.

Upon entering into a futures contract, the Fund is required to deposit either cash or securities (initial margin) in an amount equal to a certain percentage of the contract value in an account registered in the futures commission merchant’s name. Subsequent payments (variation margin) are paid to or from the futures commission merchant each day equal to the daily changes in the contract value. Such payments are recorded as unrealized gains and losses. Should the Fund fail to make requested variation margin payments, the futures commission merchant can gain access to the initial margin to satisfy the Fund’s payment obligations.

Futures contracts are reported on a schedule following the Statement of Investments. Securities held by a futures commission merchant to cover initial margin requirements on open futures contracts are noted in the Statement of Investments. Cash held by a futures commission merchant to cover initial margin requirements on open futures contracts and the receivable and/or payable for the daily mark to market for the variation margin are noted in the Statement of Assets and Liabilities. The net change in unrealized appreciation and depreciation is reported in the Statement of Operations. Realized gains (losses) are reported in the Statement of Operations at the closing or expiration of futures contracts.

The Fund may purchase and/or sell financial futures contracts and options on futures contracts to gain exposure to, or decrease exposure to interest rate risk, equity risk, foreign exchange rate risk, volatility risk, or commodity risk.

During the reporting period, the Fund had an ending monthly average market value of $191,371,676 and $552,578,755 on futures contracts purchased and sold, respectively.

38        OPPENHEIMER TOTAL RETURN BOND FUND

5. Use of Derivatives (Continued)

Additional associated risks of entering into futures contracts (and related options) include the possibility that there may be an illiquid market where the Fund is unable to liquidate the contract or enter into an offsetting position and, if used for hedging purposes, the risk that the price of the contract will correlate imperfectly with the prices of the Fund’s securities.

Counterparty Credit Risk. Derivative positions are subject to the risk that the counterparty will not fulfill its obligation to the Fund. The Fund intends to enter into derivative transactions with counterparties that the Manager believes to be creditworthy at the time of the transaction.

For financial reporting purposes, the Fund does not offset derivative assets and derivative liabilities that are subject to netting arrangements in the Statement of Assets and Liabilities in the annual and semiannual reports. Bankruptcy or insolvency laws of a particular jurisdiction may impose restrictions on or prohibitions against the right of offset in bankruptcy, insolvency or other events.

The Fund’s risk of loss from counterparty credit risk on exchange-traded derivatives cleared through a clearinghouse and for centrally cleared swaps is generally considered lower than as compared to OTC derivatives. However, counterparty credit risk exists with respect to initial and variation margin deposited/paid by the Fund that is held in futures commission merchant, broker and/or clearinghouse accounts for such exchange-traded derivatives and for centrally cleared swaps.

With respect to centrally cleared swaps, such transactions will be submitted for clearing, and if cleared, will be held in accounts at futures commission merchants or brokers that are members of clearinghouses. While brokers, futures commission merchants and clearinghouses are required to segregate customer margin from their own assets, in the event that a broker, futures commission merchant or clearinghouse becomes insolvent or goes into bankruptcy and at that time there is a shortfall in the aggregate amount of margin held by the broker, futures commission merchant or clearinghouse for all its customers, U.S. bankruptcy laws will typically allocate that shortfall on a pro-rata basis across all the broker’s, futures commission merchant’s or clearinghouse’s customers, potentially resulting in losses to the Fund.

There is the risk that a broker, futures commission merchant or clearinghouse will decline to clear a transaction on the Fund’s behalf, and the Fund may be required to pay a termination fee to the executing broker with whom the Fund initially enters into the transaction. Clearinghouses may also be permitted to terminate centrally cleared swaps at any time. The Fund is also subject to the risk that the broker or futures commission merchant will improperly use the Fund’s assets deposited/paid as initial or variation margin to satisfy payment obligations of another customer. In the event of a default by another customer of the broker or futures commission merchant, the Fund might not receive its variation margin payments from the clearinghouse, due to the manner in which variation margin payments are aggregated for all customers of the broker/futures commission merchant.

Collateral and margin requirements differ by type of derivative. Margin requirements are established by the broker, futures commission merchant or clearinghouse for exchange-traded and cleared derivatives, including centrally cleared swaps. Brokers, futures commission

39        OPPENHEIMER TOTAL RETURN BOND FUND

NOTES TO STATEMENT OF INVESTMENTS Unaudited / Continued

5. Use of Derivatives (Continued)

merchants and clearinghouses can ask for margin in excess of the regulatory minimum, or increase the margin amount, in certain circumstances.

For financial reporting purposes, cash collateral that has been pledged to cover obligations of the Fund, if any, is reported separately on the Statement of Assets and Liabilities in the annual and semiannual reports as cash pledged as collateral. Non-cash collateral pledged by the Fund, if any, is noted in the Statement of Investments. Generally, the amount of collateral due from or to a party must exceed a minimum transfer amount threshold (e.g. $250,000) before a transfer has to be made. To the extent amounts due to the Fund from its counterparties are not fully collateralized, contractually or otherwise, the Fund bears the risk of loss from counterparty nonperformance.

40        OPPENHEIMER TOTAL RETURN BOND FUND

STATEMENT OF INVESTMENTS March 31, 2018 Unaudited

		Principal Amount	Value
Foreign Government Obligations—34.8%
Brazil—4.3%
Federative Republic of Brazil, 10.00% Unsec. Nts., 1/1/25	BRL	1,400,000	$438,932

Colombia—5.4%
Republic of Colombia, Series B, 10.00% Bonds, 7/24/24	COP	1,300,000,000	559,965

Greece—2.2%
Hellenic Republic, 3.90% Bonds, 1/30/33	EUR	200,000	227,170

Indonesia—4.7%
Republic of Indonesia:
Series FR56, 8.375% Sr. Unsec. Nts., 9/15/26	IDR	5,000,000,000	401,938
Series FR73, 8.75% Sr. Unsec. Nts., 5/15/31	IDR	1,000,000,000	82,186
			484,124

Malaysia—1.0%
Federation of Malaysia, Series 0515, 3.759% Sr. Unsec. Nts., 3/15/19	MYR	400,000	104,028

Mexico—4.1%
United Mexican States, Series M, 5.75% Bonds, 3/5/26	MXN	8,500,000	425,000

Russia—13.1%
Russian Federation, Series 6211, 7.00% Bonds, 1/25/23	RUB	75,000,000	1,343,225
Total Foreign Government Obligations (Cost $3,596,100)			3,582,444

Corporate Bonds and Notes—19.3%
Energy—1.1%
Oil, Gas & Consumable Fuels—1.1%
Petrobras Global Finance BV, 5.999% Sr. Unsec. Nts., 1/27/28[1]		116,000	114,985

Financials—15.4%
Capital Markets—2.0%
UBS Group AG, 7.125% [USSW5+546.4] Jr. Sub. Perpetual Bonds[2,3]		200,000	208,425

Commercial Banks—13.4%
Banco Santander SA, 6.75% [EUSA5+680.3] Jr. Sub. Perpetual Bonds[2,3]	EUR	200,000	277,508
CaixaBank SA, 6.75% [EUSA5+649.8] Jr. Sub. Perpetual Bonds[2,3]	EUR	200,000	279,330
Credit Agricole SA, 7.875% [USSW5+489.8] Jr. Sub. Perpetual Bonds[2,3]		200,000	217,942
Dresdner Funding Trust I, 8.151% Jr. Sub. Nts., 6/30/31[1]		100,000	127,237
HSBC Holdings plc, 6.875% [USISDA05+551.4] Jr. Sub. Perpetual Bonds[2,3]		200,000	211,750
Societe Generale SA, 7.375% [USSW5+623.8] Jr. Sub. Perpetual Bonds[1,2,3]		200,000	213,250

1 OPPENHEIMER GLOBAL UNCONSTRAINED BOND FUND

STATEMENT OF INVESTMENTS Unaudited / Continued

		Principal Amount	Value

Commercial Banks (Continued)

Standard Chartered plc, 7.014% [US0003M+146] Jr. Sub. Perpetual Bonds[1,2,3]		$40,000	$46,300

			1,373,317

Industrials—0.3%

Airlines—0.3%

Azul Investments LLP, 5.875% Sr. Unsec. Nts., 10/26/24[1]		35,000	34,563

Telecommunication Services—1.0%

Wireless Telecommunication Services—1.0%

Comunicaciones Celulares SA Via Comcel Trust, 6.875% Sr. Unsec. Nts., 2/6/24[1]		100,000	104,822

Utilities—1.5%

Electric Utilities—1.5%

NGG Finance plc, 5.625% [BPSW12+348] Sub. Nts., 6/18/73[2]	GBP	100,000	156,285

Total Corporate Bonds and Notes (Cost $2,017,624)			1,992,397

Short-Term Notes—3.9%
Arab Republic of Egypt Treasury Bills, 16.907%, 6/19/18[4]	EGP	3,500,000	191,516

Argentine Republic Treasury Bills, 26.40%, 4/18/18[4]	ARS	4,200,000	206,653

Total Short-Term Notes (Cost $402,894)			398,169

	Counter- party		Exercise Price	Expiration Date	Notional Amount (000’s)	Contracts (000’s)
Over-the-Counter Options Purchased—0.2%
IDR Currency Call[5]	GSCO-OT	IDR	13500.000	2/1/19	IDR 2,704,725,000	IDR 4,725,000	4,725

MXN Currency Call[5]	GSCO-OT	MXN	18.100	2/15/19	MXN 3,991,050	MXN 9,050	12,317

Total Over-the-Counter Options Purchased (Cost $16,463)							17,042

	Counter -party	Pay/Receive Floating Rate	Floating Rate	Fixed Rate	Expiration Date	Notional Amount (000’s)
Over-the-Counter Interest Rate Swaptions Purchased—1.1%
Interest Rate Swap Maturing 11/23/47 Call[5]	JPM	Receive	Six-Month EUR EURIBOR	2.500%	11/21/22	EUR 500	27,572
Interest Rate Swap Maturing 2/26/25 Call[5]	JPM	Pay	Three-Month USD BBA LIBOR	2.427	2/24/20	USD 7,000	78,622

2 OPPENHEIMER GLOBAL UNCONSTRAINED BOND FUND

	Counter -party	Pay/Receive Floating Rate	Floating Rate	Fixed Rate	Expiration Date	Notional Amount (000’s)	Value
Over-the-Counter Interest Rate Swaptions Purchased (Continued)

Interest Rate Swap Maturing 4/11/28 Call[5]	BOA	Receive	Six-Month EUR EURIBOR	0.932%	4/9/18	EUR 2,000	$11,281
Interest Rate Swap Maturing 4/14/23 Call[5]	BAC	Receive	Six-Month EUR EURIBOR	0.658	4/9/18	EUR 3,300	314

Total Over-the-Counter Interest Rate Swaptions Purchased (Cost $129,807)							117,789

	Shares
Investment Companies—45.6%

Oppenheimer Institutional Government Money Market Fund, Cl. E, 1.58%[6,7]	908,606	908,606

Oppenheimer Limited-Term Bond Fund, Cl. I6	530,997	2,378,866

Oppenheimer Ultra-Short Duration Fund, Cl. Y6	283,245	1,413,395

Total Investment Companies (Cost $4,723,093)		4,700,867

Total Investments, at Value (Cost $10,885,981)	104.9%	10,808,708

Net Other Assets (Liabilities)	(4.9)	(507,046)

Net Assets	100.0%	$10,301,662

Footnotes to Statement of Investments

1. Represents securities sold under Rule 144A, which are exempt from registration under the Securities Act of 1933, as amended. These securities have been determined to be liquid under guidelines established by the Board of Trustees. These securities amount to $641,157 or 6.22% of the Fund’s net assets at period end.

2. Represents the current interest rate for a variable or increasing rate security, determined as [Referenced Rate + Basis-point spread].

3. This bond has no contractual maturity date, is not redeemable and contractually pays an indefinite stream of interest.

4. Zero coupon bond reflects effective yield on the original acquisition date.

5. Non-income producing security.

6. Is or was an affiliate, as defined in the Investment Company Act of 1940, as amended, at or during the reporting period, by virtue of the Fund owning at least 5% of the voting securities of the issuer or as a result of the Fund and the issuer having the same investment adviser. Transactions during the reporting period in which the issuer was an affiliate are as follows:

	Shares January 26, 2018 (Commencement of Operations)	Gross Additions	Gross Reductions	Shares March 31, 2018

Oppenheimer Institutional Government Money Market Fund, Cl. E	—	4,877,732	3,969,126	908,606
Oppenheimer Limited-Term Bond Fund, Cl. I	—	530,997	—	530,997
Oppenheimer Ultra-Short Duration Fund, Cl. Y	—	735,245	452,000	283,245

3 OPPENHEIMER GLOBAL UNCONSTRAINED BOND FUND

STATEMENT OF INVESTMENTS Unaudited / Continued

Footnotes to Statement of Investments (Continued)

	Value	Income	Realized Gain (Loss)	Change in Unrealized Gain (Loss)

Oppenheimer Institutional Government Money Market Fund, Cl. E	$908,606	$1,017	$—	$—
Oppenheimer Limited-Term Bond Fund, Cl. I	2,378,866	9,551	—	(19,785)
Oppenheimer Ultra-Short Duration Fund, Cl. Y	1,413,395	6,320	(5,240)	(2,441)

Total	$4,700,867	$16,888	$(5,240)	$(22,226)

7. Rate shown is the 7-day yield at period end.

Distribution of investments representing geographic holdings, as a percentage of total investments at value, is as follows:

Geographic Holdings	Value	Percent

United States	$4,779,489	44.2%
Russia	1,343,225	12.4
Brazil	588,480	5.4
Colombia	559,965	5.2
Spain	556,837	5.2
Indonesia	488,849	4.5
Mexico	437,317	4.0
France	431,192	4.0
United Kingdom	414,335	3.8
Greece	227,170	2.1
Switzerland	208,425	1.9
Argentina	206,653	1.9
Egypt	191,516	1.8
Germany	127,238	1.2
Guatemala	104,822	1.0
Malaysia	104,028	1.0
Eurozone	39,167	0.4

Total	$10,808,708	100.0%

Forward Currency Exchange Contracts as of March 31, 2018
Counter -party	Settlement Month(s)	Currency Purchased (000’s)		Currency Sold (000’s)		Unrealized Appreciation	Unrealized Depreciation

BAC	06/2018	USD	104	HUF	26,000	$937	$—
BOA	04/2018	BRL	1,450	USD	436	3,111	—
BOA	08/2018	EUR	130	USD	162	—	422
BOA	08/2018	JPY	21,000	USD	199	580	—
BOA	04/2018 - 05/2018	USD	871	BRL	2,900	—	6,199
BOA	08/2018	USD	243	EUR	195	659	—
BOA	08/2018	USD	300	GBP	215	—	3,449
BOA	06/2018	USD	283	IDR	3,930,000	—	1,686
BOA	06/2018	USD	103	PLN	350	682	—
CITNA-B	07/2018	EGP	1,897	USD	105	205	—
CITNA-B	08/2018	EUR	445	USD	555	—	859

4 OPPENHEIMER GLOBAL UNCONSTRAINED BOND FUND

Forward Currency Exchange Contracts (Continued)
Counter -party	Settlement Month(s)	Currency Purchased (000’s)		Currency Sold (000’s)		Unrealized Appreciation	Unrealized Depreciation

CITNA-B	06/2018	USD	550	COP	1,570,000	$—	$10,449
CITNA-B	07/2018	USD	203	EGP	3,660	—	198
CITNA-B	08/2018	USD	569	EUR	455	2,931	—
GSCO-OT	08/2018	CAD	100	USD	78	262	—
GSCO-OT	08/2018	KZT	35,000	USD	107	977	—
GSCO-OT	08/2018	USD	53	KZT	17,500	—	488
JPM	04/2018	BRL	1,450	USD	436	2,953	—
JPM	07/2018	EGP	1,763	USD	98	20	—
JPM	08/2018	GBP	105	USD	146	2,349	—
JPM	08/2018	GHS	250	USD	54	—	231
JPM	10/2018	UAH	1,410	USD	50	—	525
JPM	04/2018	USD	446	BRL	1,450	6,758	—
JPM	08/2018	USD	125	EUR	100	262	—
JPM	06/2018	USD	595	MXN	11,200	—	14,007
JPM	06/2018	USD	1,276	RUB	73,800	44	—
TDB	08/2018	USD	526	EUR	425	—	2,952

Total Unrealized Appreciation and Depreciation						$22,730	$41,465

Over-the-Counter Options Written at March 31, 2018
Description	Counter -party	Exercise Price	Expiration Date	Number of Contracts (000’s)	Notional Amount (000’s)	Premiums Received	Value

		AUD		AUD

AUD Currency Call	GSCO-OT	0.819	4/30/18	(300)	AUD 300	$2,362	$(26)

		BRL		BRL

BRL Currency Put	GSCO-OT	3.373	2/22/19	(2,226)	BRL 2,226	34,860	(34,450)

		BRL		BRL

BRL Currency Put	GSCO-OT	3.436	6/27/18	(2,061)	BRL 2,061	8,760	(6,839)

		BRL		BRL

BRL Currency Call	GSCO-OT	3.256	2/22/19	(1,074)	BRL 1,074	12,330	(9,777)

		COP		COP

COP Currency Put	GSCO-OT	2915.000	4/27/18	(874,500)	COP 874,500	4,132	(875)

		EUR		EUR

EUR Currency Call	BOA	1.259	5/25/18	(1,350)	EUR 1,350	14,061	(7,017)

		EUR		EUR

EUR Currency Call	GSCO-OT	1.272	5/3/18	(600)	EUR 600	7,206	(761)

		GBP		GBP

GBP Currency Call	GSCO-OT	1.418	6/12/18	(420)	GBP 420	5,574	(6,551)

		HUF		HUF

HUF Currency Put	BOA	252.000	4/26/18	(151,200)	HUF 151,200	6,318	(7,106)

		IDR		IDR

IDR Currency Put	GSCO-OT	14000.000	5/3/18	(4,900,000)	IDR 2,804,900,000	7,233	(9,800)

5 OPPENHEIMER GLOBAL UNCONSTRAINED BOND FUND

STATEMENT OF INVESTMENTS Unaudited / Continued

Over-the-Counter Options Written (Continued)
				Number of	Notional
	Counter	Exercise	Expiration	Contracts	Amount	Premiums
Description	-party	Price	Date	(000’s)	(000’s)	Received	Value

IDR Currency Call	GSCO-OT	IDR 12700.000	2/1/19	IDR (4,445,000)	IDR 2,544,445,000	$1,710	$—

MXN Currency Put	GSCO-OT	MXN 21.975	2/15/19	MXN (10,988)	MXN 4,845,488	12,056	(8,153)

NOK Currency Put	BOA	NOK 7.960	5/25/18	NOK (4,776)	NOK 4,776	6,774	(4,298)

PLN Currency Put	GSCO-OT	PLN 3.445	5/25/18	PLN (2,067)	PLN 2,067	6,803	(5,861)

RUB Currency Put	GSCO-OT	RUB 58.245	5/28/18	RUB (34,947)	RUB 34,947	8,046	(7,129)

SEK Currency Put	CITNA-B	SEK 7.952	4/27/18	SEK (2,386)	SEK 2,386	2,816	(13,766)

Total Over-the-Counter Options Written						$141,041	$(122,409)

Centrally Cleared Credit Default Swaps at March 31, 2018
					Notional	Premiums		Unrealized
		Buy/Sell	Fixed	Maturity	Amount	Received/		Appreciation/
Reference Asset		Protection	Rate	Date	(000’s)	(Paid)	Value	(Depreciation)

CDX.HY.30		Buy	5.000%	6/20/23	USD 500	$27,572	$(31,046)	$(3,474)

Centrally Cleared Interest Rate Swaps at March 31, 2018
Counter- party	Pay/Receive Floating Rate	Floating Rate	Fixed Rate	Maturity Date	Notional Amount (000’s)	Premiums Received/ (Paid)	Value	Unrealized Appreciation/ (Depreciation)

BAC	Receive	Three- Month USD BBA LIBOR	2.540%	1/30/23	USD 1,045	$—	$6,050	$6,050

DEU	Pay	BZDI	9.595	1/2/25	BRL 2,800	—	5,877	5,877

GSCOI	Receive	Six-Month EUR EURIBOR	1.596	4/4/28	EUR 430	—	176	176

GSCOI	Pay	Six-Month CHF BBA LIBOR	0.884	4/4/28	CHF 480	—	(302)	(302)

GSCOI	Pay	MXN TIIE BANXICO	7.605	1/23/23	MXN 22,000	—	10,137	10,137

Total Centrally Cleared Interest Rate Swaps						$—	$21,938	$21,938

Over-the-Counter Interest Rate Swaps at March 31, 2018
Counter- party	Pay/Receive Floating Rate	Floating Rate	Fixed Rate	Maturity Date	Notional Amount (000’s)	Premiums Received/ (Paid)	Value	Unrealized Appreciation/ (Depreciation)

GSCOI	Receive	CNY-CNREPOFIX =CFXS	3.785%	3/27/23	CNY 7,000	$—	$(2,757)	$(2,757)

6 OPPENHEIMER GLOBAL UNCONSTRAINED BOND FUND

Over-the-Counter Credit Default Swaptions Written at March 31, 2018
Description	Counter- party	Buy/Sell Protection	Reference Asset	Fixed Rate	Expiration Date	Notional Amount (000’s)	Premiums Received	Value

Credit Default Swap Maturing 6/20/23 Call	JPM	Sell	CDX.NA.HY.30104	000%	6/20/18	USD 500	$4,700	$(4,503)

Over-the-Counter Interest Rate Swaptions Written at March 31, 2018
Description	Counter- party	Pay/ Receive Floating Rate	Floating Rate	Fixed Rate	Expiration Date	Notional Amount (000’s)		Premiums Received	Value

Interest Rate Swap Maturing 4/11/28 Call	BAC	Receive	Six-Month EUR EURIBOR	1.521%	4/9/18	EUR	2,000	$4,745	$(368)

Interest Rate Swap Maturing 4/11/28 Call	BOA	Pay	Three-Month USD BBA LIBOR	2.500	4/9/18	USD	2,500	52,612	(61,001)

Interest Rate Swap Maturing 11/25/30 Call	JPM	Pay	Six-Month EUR EURIBOR	2.750	11/23/20	EUR	2,200	20,999	(17,860)

Total Over-the-Counter Interest Rate Swaptions Written								$78,356	$(79,229)

Glossary:
Counterparty Abbreviations
BAC	Barclays Bank plc
BOA	Bank of America NA
CITNA-B	Citibank NA
DEU	Deutsche Bank AG
GSCOI	Goldman Sachs International
GSCO-OT	Goldman Sachs Bank USA
JPM	JPMorgan Chase Bank NA
TDB	Toronto Dominion Bank

Currency abbreviations indicate amounts reporting in currencies
ARS	Argentine Peso
AUD	Australian Dollar
BRL	Brazilian Real
CAD	Canadian Dollar
CHF	Swiss Franc
CNY	Chinese Renminbi
COP	Colombian Peso
EGP	Egyptian Pounds
EUR	Euro
GBP	British Pound Sterling
HUF	Hungarian Forint
IDR	Indonesian Rupiah
JPY	Japanese Yen
KZT	Kazakhstan Tenge
MXN	Mexican Nuevo Peso

7 OPPENHEIMER GLOBAL UNCONSTRAINED BOND FUND

STATEMENT OF INVESTMENTS Unaudited / Continued

Currency abbreviations indicate amounts reporting in currencies (Continued)
MYR	Malaysian Ringgit
NOK	Norwegian Krone
PLN	Polish Zloty
RUB	Russian Ruble
SEK	Swedish Krona
UAH	Ukraine Hryvnia

Definitions
BBA LIBOR	British Bankers’ Association London - Interbank Offered Rate
BPSW12	GBP Swap SA (VS 6M) 12Y
BZDI	Brazil Interbank Deposit Rate
EURIBOR	Euro Interbank Offered Rate
EUSA5	EUR Swap Annual 5 Year
IBR	Indicador Bancario de Referencia
OIS	Overnight Index Swap
US0003M	ICE LIBOR USD 3 Month
USISDA05	USD ICE Swap Rate 11:00am NY 5 Year
USSW5	USD Swap Semi 30/360 5 Year

8 OPPENHEIMER GLOBAL UNCONSTRAINED BOND FUND

NOTES TO STATEMENT OF INVESTMENTS March 31, 2018 Unaudited

1. Organization

Oppenheimer Global Unconstrained Bond Fund (the “Fund”), is a series of Oppenheimer Integrity Funds, a diversified open-end management investment company registered under the Investment Company Act of 1940 (“1940 Act”), as amended. The Fund’s investment objective is to seek total return. The Fund’s investment adviser is OFI Global Asset Management, Inc. (“OFI Global” or the “Manager”), a wholly-owned subsidiary of OppenheimerFunds, Inc. (“OFI” or the “Sub-Adviser”). The Manager has entered into a sub-advisory agreement with OFI. The Fund commenced operations on January 26, 2018.

2. Significant Accounting Policies

Security Valuation. All investments in securities are recorded at their estimated fair value, as described in Note 3.

Foreign Currency Translation. The books and records of the Fund are maintained in U.S. dollars. Any foreign currency amounts are translated into U.S. dollars on the following basis: (1) Value of investment securities, other assets and liabilities — at the exchange rates prevailing at market close as described in Note 3.

(2) Purchases and sales of investment securities, income and expenses — at the rates of exchange prevailing on the respective dates of such transactions.

3. Securities Valuation

The Fund calculates the net asset value of its shares as of 4:00 P.M. Eastern Time, on each day the New York Stock Exchange (the “Exchange”) is open for trading, except in the case of a scheduled early closing of the Exchange, in which case the Fund will calculate net asset value of the shares as of the scheduled early closing time of the Exchange.

The Fund’s Board has adopted procedures for the valuation of the Fund’s securities and has delegated the day-to-day responsibility for valuation determinations under those procedures to the Manager. The Manager has established a Valuation Committee which is responsible for determining a fair valuation for any security for which market quotations are not readily available. The Valuation Committee’s fair valuation determinations are subject to review, approval and ratification by the Fund’s Board at least quarterly or more frequently, if necessary.

Valuation Methods and Inputs

Securities are valued primarily using unadjusted quoted market prices, when available, as supplied by third party pricing services or broker-dealers.

The following methodologies are used to determine the market value or the fair value of the types of securities described below:

Shares of a registered investment company that are not traded on an exchange are valued at that investment company’s net asset value per share.

Corporate and government debt securities (of U.S. or foreign issuers) and municipal debt securities, short-term notes, mortgage-backed securities, collateralized mortgage obligations,

9 OPPENHEIMER GLOBAL UNCONSTRAINED BOND FUND

NOTES TO STATEMENT OF INVESTMENTS Unaudited / Continued

3. Securities Valuation (Continued)

and asset-backed securities are valued at the mean between the bid and asked prices utilizing evaluated prices obtained from third party pricing services or broker-dealers who may use matrix pricing methods to determine the evaluated prices. Pricing services generally price debt securities assuming orderly transactions of an institutional “round lot” size, but some trades may occur in smaller, “odd lot” sizes, sometimes at lower prices than institutional round lot trades. Standard inputs generally considered by third-party pricing vendors include reported trade data, broker-dealer price quotations, benchmark yields, issuer spreads on comparable securities, the credit quality, yield, maturity, as well as other appropriate factors.

Structured securities, swaps, swaptions, and other over-the-counter derivatives are valued utilizing evaluated prices obtained from third party pricing services or broker-dealers. Standard inputs generally considered by third-party pricing vendors include market information relevant to the underlying reference asset such as the price of financial instruments, stock market indices, foreign currencies, interest rate spreads, commodities, credit spreads, credit event probabilities, index values, individual security values, forward interest rates, variable interest rates, volatility measures, and forward currency rates, or the occurrence of other specific events.

Forward foreign currency exchange contracts are valued utilizing current and forward currency rates obtained from third party pricing services. When the settlement date of a contract is an interim date for which a quotation is not available, interpolated values are derived using the nearest dated forward currency rate.

Securities for which market quotations are not readily available, or when a significant event has occurred that would materially affect the value of the security, are fair valued either (i) by a standardized fair valuation methodology applicable to the security type or the significant event as previously approved by the Valuation Committee and the Fund’s Board or (ii) as determined in good faith by the Manager’s Valuation Committee. The Valuation Committee considers all relevant facts that are reasonably available, through either public information or information available to the Manager, when determining the fair value of a security. Those standardized fair valuation methodologies include, but are not limited to, valuing securities at the last sale price or initially at cost and subsequently adjusting the value based on: changes in company specific fundamentals, changes in an appropriate securities index, or changes in the value of similar securities which may be further adjusted for any discounts related to security-specific resale restrictions. When possible, such methodologies use observable market inputs such as unadjusted quoted prices of similar securities, observable interest rates, currency rates and yield curves. The methodologies used for valuing securities are not necessarily an indication of the risks associated with investing in those securities nor can it be assured that the Fund can obtain the fair value assigned to a security if it were to sell the security.

Classifications

Each investment asset or liability of the Fund is assigned a level at measurement date based on the significance and source of the inputs to its valuation. Various data inputs may be used in determining the value of each of the Fund’s investments as of the reporting period end.

10 OPPENHEIMER GLOBAL UNCONSTRAINED BOND FUND

3. Securities Valuation (Continued)

These data inputs are categorized in the following hierarchy under applicable financial accounting standards:

1) Level 1-unadjusted quoted prices in active markets for identical assets or liabilities (including securities actively traded on a securities exchange)

2) Level 2-inputs other than unadjusted quoted prices that are observable for the asset or liability (such as unadjusted quoted prices for similar assets and market corroborated inputs such as interest rates, prepayment speeds, credit risks, etc.)

3) Level 3-significant unobservable inputs (including the Manager’s own judgments about assumptions that market participants would use in pricing the asset or liability).

The inputs used for valuing securities are not necessarily an indication of the risks associated with investing in those securities.

The Fund classifies each of its investments in investment companies which are publicly offered as Level 1. Investment companies that are not publicly offered, if any, are classified as Level 2 in the fair value hierarchy.

The table below categorizes amounts at period end based on valuation input level:

	Level 1— Unadjusted Quoted Prices	Level 2— Other Significant Observable Inputs	Level 3— Significant Unobservable Inputs	Value
Assets Table
Investments, at Value:
Foreign Government Obligations	$—	$3,582,444	$—	$3,582,444
Corporate Bonds and Notes	—	1,992,397	—	1,992,397
Short-Term Notes	—	398,169	—	398,169
Over-the-Counter Options Purchased	—	17,042	—	17,042
Over-the-Counter Interest Rate
Swaptions Purchased	—	117,789	—	117,789
Investment Companies	4,700,867	—	—	4,700,867

Total Investments, at Value	4,700,867	6,107,841	—	10,808,708
Other Financial Instruments:
Centrally cleared swaps, at value	—	22,240	—	22,240
Forward currency exchange contracts	—	22,730	—	22,730

Total Assets	$4,700,867	$6,152,811	$—	$10,853,678

Liabilities Table
Other Financial Instruments:
Swaps, at value	$—	$(2,757)	$—	$(2,757)
Centrally cleared swaps, at value	—	(31,348)	—	(31,348)
Options written, at value	—	(122,409)	—	(122,409)
Forward currency exchange contracts	—	(41,465)	—	(41,465)
Swaptions written, at value	—	(83,732)	—	(83,732)

Total Liabilities	$—	$(281,711)	$—	$(281,711)

Forward currency exchange contracts and futures contracts, if any, are reported at their unrealized appreciation/depreciation at measurement date, which represents the change in

11 OPPENHEIMER GLOBAL UNCONSTRAINED BOND FUND

NOTES TO STATEMENT OF INVESTMENTS Unaudited / Continued

3. Securities Valuation (Continued)

the contract’s value from trade date. All additional assets and liabilities included in the above table are reported at their market value at measurement date.

4. Investments and Risks

Risks of Foreign Investing. The Fund may invest in foreign securities which are subject to special risks. Securities traded in foreign markets may be less liquid and more volatile than those traded in U.S. markets. Foreign issuers are usually not subject to the same accounting and disclosure requirements that U.S. companies are subject to, which may make it difficult for the Fund to evaluate a foreign company’s operations or financial condition. A change in the value of a foreign currency against the U.S. dollar will result in a change in the U.S. dollar value of investments denominated in that foreign currency and in the value of any income or distributions the Fund may receive on those investments. The value of foreign investments may be affected by exchange control regulations, foreign taxes, higher transaction and other costs, delays in the settlement of transactions, changes in economic or monetary policy in the United States or abroad, expropriation or nationalization of a company’s assets, or other political and economic factors. In addition, due to the inter-relationship of global economies and financial markets, changes in political and economic factors in one country or region could adversely affect conditions in another country or region. Investments in foreign securities may also expose the Fund to time-zone arbitrage risk. Foreign securities may trade on weekends or other days when the Fund does not price its shares. At times, the Fund may emphasize investments in a particular country or region and may be subject to greater risks from adverse events that occur in that country or region. Foreign securities and foreign currencies held in foreign banks and securities depositories may be subject to limited or no regulatory oversight.

Investments in Affiliated Funds. The Fund is permitted to invest in other mutual funds advised by the Manager (“Affiliated Funds”). Affiliated Funds are open-end management investment companies registered under the 1940 Act, as amended. The Manager is the investment adviser of, and the Sub-Adviser provides investment and related advisory services to, the Affiliated Funds. When applicable, the Fund’s investments in Affiliated Funds are included in the Statement of Investments. Shares of Affiliated Funds are valued at their net asset value per share. As a shareholder, the Fund is subject to its proportional share of the Affiliated Funds’ expenses, including their management fee. The Manager will waive fees and/ or reimburse Fund expenses in an amount equal to the indirect management fees incurred through the Fund’s investment in the Affiliated Funds.

Each of the Affiliated Funds in which the Fund invests has its own investment risks, and those risks can affect the value of the Fund’s investments and therefore the value of the Fund’s shares. To the extent that the Fund invests more of its assets in one Affiliated Fund than in another, the Fund will have greater exposure to the risks of that Affiliated Fund.

Investments in Money Market Instruments. The Fund is permitted to invest its free cash balances in money market instruments to provide liquidity or for defensive purposes. The

12 OPPENHEIMER GLOBAL UNCONSTRAINED BOND FUND

4. Investments and Risks (Continued)

Fund may invest in money market instruments by investing in Class E shares of Oppenheimer Institutional Government Money Market Fund (“IGMMF”), which is an Affiliated Fund. IGMMF is regulated as a money market fund under the 1940 Act, as amended. The Fund may also invest in money market instruments directly or in other affiliated or unaffiliated money market funds.

Sovereign Debt Risk. The Fund invests in sovereign debt securities, which are subject to certain special risks. These risks include, but are not limited to, the risk that a governmental entity may delay or refuse, or otherwise be unable, to pay interest or repay the principal on its sovereign debt. There may also be no legal process for collecting sovereign debt that a government does not pay or bankruptcy proceedings through which all or part of such sovereign debt may be collected. In addition, a restructuring or default of sovereign debt may also cause additional impacts to the financial markets, such as downgrades to credit ratings, reduced liquidity and increased volatility, among others.

5. Market Risk Factors

The Fund’s investments in securities and/or financial derivatives may expose the Fund to various market risk factors:

Commodity Risk. Commodity risk relates to the change in value of commodities or commodity indexes as they relate to increases or decreases in the commodities market. Commodities are physical assets that have tangible properties. Examples of these types of assets are crude oil, heating oil, metals, livestock, and agricultural products.

Credit Risk. Credit risk relates to the ability of the issuer of debt to meet interest and principal payments, or both, as they come due. In general, lower-grade, higher-yield debt securities are subject to credit risk to a greater extent than lower-yield, higher-quality securities.

Equity Risk. Equity risk relates to the change in value of equity securities as they relate to increases or decreases in the general market.

Foreign Exchange Rate Risk. Foreign exchange rate risk relates to the change in the U.S. dollar value of a security held that is denominated in a foreign currency. The U.S. dollar value of a foreign currency denominated security will decrease as the dollar appreciates against the currency, while the U.S. dollar value will increase as the dollar depreciates against the currency.

Interest Rate Risk. Interest rate risk refers to the fluctuations in value of fixed-income securities resulting from the inverse relationship between price and yield. For example, an increase in general interest rates will tend to reduce the market value of already issued fixed-income investments, and a decline in general interest rates will tend to increase their value. In addition, debt securities with longer maturities, which tend to have higher yields, are subject to potentially greater fluctuations in value from changes in interest rates than obligations with shorter maturities.

Volatility Risk. Volatility risk refers to the magnitude of the movement, but not the

13 OPPENHEIMER GLOBAL UNCONSTRAINED BOND FUND

NOTES TO STATEMENT OF INVESTMENTS Unaudited / Continued

5. Market Risk Factors (Continued)

direction of the movement, in a financial instrument’s price over a defined time period. Large increases or decreases in a financial instrument’s price over a relative time period typically indicate greater volatility risk, while small increases or decreases in its price typically indicate lower volatility risk.

6. Use of Derivatives

The Fund’s investment objective not only permits the Fund to purchase investment securities, it also allows the Fund to enter into various types of derivatives contracts, including, but not limited to, futures contracts, forward currency exchange contracts, credit default swaps, interest rate swaps, total return swaps, variance swaps and purchased and written options. In doing so, the Fund will employ strategies in differing combinations to permit it to increase, decrease, or change the level or types of exposure to market risk factors. These instruments may allow the Fund to pursue its objectives more quickly and efficiently than if it were to make direct purchases or sales of securities capable of effecting a similar response to market factors. Such contracts may be entered into through a bilateral over-the-counter (“OTC”) transaction, or through a securities or futures exchange and cleared through a clearinghouse.

Derivatives may have little or no initial cash investment relative to their market value exposure and therefore can produce significant gains or losses in excess of their cost due to changes in the market risk factors and the overall market. This use of embedded leverage allows the Fund to increase its market value exposure relative to its net assets and can substantially increase the volatility of the Fund’s performance. In instances where the Fund is using derivatives to decrease, or hedge, exposures to market risk factors for securities held by the Fund, there are also risks that those derivatives may not perform as expected resulting in losses for the combined or hedged positions. Some derivatives have the potential for unlimited loss, regardless of the size of the Fund’s initial investment.

Additional associated risks from investing in derivatives also exist and potentially could have significant effects on the valuation of the derivative and the Fund. Typically, the associated risks are not the risks that the Fund is attempting to increase or decrease exposure to, per its investment objectives, but are the additional risks from investing in derivatives. Examples of these associated risks are liquidity risk, which is the risk that the Fund will not be able to sell the derivative in the open market in a timely manner, and counterparty credit risk, which is the risk that the counterparty will not fulfill its obligation to the Fund.

The Fund’s actual exposures to these market risk factors and associated risks during the period are discussed in further detail, by derivative type, below.

Forward Currency Exchange Contracts

The Fund may enter into forward currency exchange contracts (“forward contracts”) for the purchase or sale of a foreign currency at a negotiated rate at a future date. Such contracts are traded in the OTC inter-bank currency dealer market.

Forward contracts are reported on a schedule following the Statement of Investments. The unrealized appreciation (depreciation) is reported in the Statement of Assets and Liabilities

14 OPPENHEIMER GLOBAL UNCONSTRAINED BOND FUND

6. Use of Derivatives (Continued)

in the annual and semiannual reports as a receivable (or payable) and in the Statement of Operations in the annual and semiannual reports within the change in unrealized appreciation (depreciation). At contract close, the difference between the original cost of the contract and the value at the close date is recorded as a realized gain (loss) in the Statement of Operations in the annual and semiannual reports.

The Fund may enter into forward foreign currency exchange contracts in order to decrease exposure to foreign exchange rate risk associated with either specific transactions or portfolio instruments or to increase exposure to foreign exchange rate risk.

During the reporting period, the Fund had daily average contract amounts on forward contracts to buy and sell of $551,793 and $1,113,583, respectively.

Additional associated risk to the Fund includes counterparty credit risk. Counterparty credit risk arises from the possibility that the counterparty to a forward contract will default and fail to perform its obligations to the Fund.

Futures Contracts

A futures contract is a commitment to buy or sell a specific amount of a commodity, financial instrument or currency at a negotiated price on a stipulated future date. The Fund may buy and sell futures contracts and may also buy or write put or call options on these futures contracts. Futures contracts and options thereon are generally entered into on a regulated futures exchange and cleared through a clearinghouse associated with the exchange.

Upon entering into a futures contract, the Fund is required to deposit either cash or securities (initial margin) in an amount equal to a certain percentage of the contract value in an account registered in the futures commission merchant’s name. Subsequent payments (variation margin) are paid to or from the futures commission merchant each day equal to the daily changes in the contract value. Such payments are recorded as unrealized gains and losses. Should the Fund fail to make requested variation margin payments, the futures commission merchant can gain access to the initial margin to satisfy the Fund’s payment obligations.

Futures contracts are reported on a schedule following the Statement of Investments. Securities held by a futures commission merchant to cover initial margin requirements on open futures contracts are noted in the Statement of Investments. Cash held by a futures commission merchant to cover initial margin requirements on open futures contracts and the receivable and/or payable for the daily mark to market for the variation margin are noted in the Statement of Assets and Liabilities in the annual and semiannual reports. The net change in unrealized appreciation and depreciation is reported in the Statement of Operations in the annual and semiannual reports. Realized gains (losses) are reported in the Statement of Operations in the annual and semiannual reports at the closing or expiration of futures contracts.

The Fund may purchase and/or sell financial futures contracts and options on futures contracts to gain exposure to, or decrease exposure to interest rate risk, equity risk, foreign exchange rate risk, volatility risk, or commodity risk.

Additional associated risks of entering into futures contracts (and related options) include

15 OPPENHEIMER GLOBAL UNCONSTRAINED BOND FUND

NOTES TO STATEMENT OF INVESTMENTS Unaudited / Continued

6. Use of Derivatives (Continued)

the possibility that there may be an illiquid market where the Fund is unable to liquidate the contract or enter into an offsetting position and, if used for hedging purposes, the risk that the price of the contract will correlate imperfectly with the prices of the Fund’s securities.

At period end, the Fund had no futures contracts outstanding.

Option Activity

The Fund may buy and sell put and call options, or write put and call options. When an option is written, the Fund receives a premium and becomes obligated to sell or purchase the underlying security, currency or other underlying financial instrument at a fixed price, upon exercise of the option.

Options can be traded through an exchange or through a privately negotiated arrangement with a dealer in an OTC transaction. Options traded through an exchange are generally cleared through a clearinghouse (such as The Options Clearing Corporation). The difference between the premium received or paid, and market value of the option, is recorded as unrealized appreciation or depreciation. The net change in unrealized appreciation or depreciation is reported in the Statement of Operations in the annual and semiannual reports. When an option is exercised, the cost of the security purchased or the proceeds of the security sale are adjusted by the amount of premium received or paid. Upon the expiration or closing of the option transaction, a gain or loss is reported in the Statement of Operations in the annual and semiannual reports.

Foreign Currency Options. The Fund may purchase or write call and put options on currencies to increase or decrease exposure to foreign exchange rate risk. A purchased call, or written put option becomes more valuable as the price of the underlying financial instrument appreciates relative to the strike price. A purchased put, or written call option becomes more valuable as the price of the underlying financial instrument depreciates relative to the strike price.

During the reporting period, the Fund had an ending monthly average market value of $9,902 and $688 on purchased call options and purchased put options, respectively.

Options written, if any, are reported in a schedule following the Statement of Investments and as a liability in the Statement of Assets and Liabilities in the annual and semiannual reports. Securities held in collateral accounts to cover potential obligations with respect to outstanding written options are noted in the Statement of Investments.

The risk in writing a call option is the market price of the underlying security increasing above the strike price and the option being exercised. The Fund must then purchase the underlying security at the higher market price and deliver it for the strike price or, if it owns the underlying security, deliver it at the strike price and forego any benefit from the increase in the price of the underlying security above the strike price. The risk in writing a put option is the market price of the underlying security decreasing below the strike price and the option being exercised. The Fund must then purchase the underlying security at the strike price when the market price of the underlying security is below the strike price. Alternatively, the Fund could also close out a written option position, in which case the risk is that the closing transaction will require a premium to be paid by the Fund that is greater than the premium the Fund

16 OPPENHEIMER GLOBAL UNCONSTRAINED BOND FUND

6. Use of Derivatives (Continued)

received. When writing options, the Fund has the additional risk that there may be an illiquid market where the Fund is unable to close the contact. The risk in buying an option is that the Fund pays a premium for the option, and the option may be worth less than the premium paid or expire worthless.

During the reporting period, the Fund had an ending monthly average market value of $13,003 and $55,229 on written call options and written put options, respectively.

Additional associated risks to the Fund include counterparty credit risk and liquidity risk.

Swap Contracts

The Fund may enter into swap contract agreements with a counterparty to exchange a series of cash flows based on either specified reference rates, the price or volatility of asset or non-asset references, or the occurrence of a credit event, over a specified period. Swaps can be executed in a bi-lateral privately negotiated arrangement with a dealer in an OTC transaction (“OTC swaps”) or executed on a regulated market. Certain swaps, regardless of the venue of their execution, are required to be cleared through a clearinghouse (“centrally cleared swaps”). Swap contracts may include interest rate, equity, debt, index, total return, credit default, currency, and volatility swaps.

Swap contracts are reported on a schedule following the Statement of Investments. The values of centrally cleared swap and OTC swap contracts are aggregated by positive and negative values and disclosed separately on the Statement of Assets and Liabilities in the annual and semiannual reports. The unrealized appreciation (depreciation) related to the change in the valuation of the notional amount of the swap is combined with the accrued interest due to (owed by) the Fund, if any, at termination or settlement. The net change in this amount during the period is included on the Statement of Operations in the annual and semiannual reports. The Fund also records any periodic payments received from (paid to) the counterparty, including at termination, under such contracts as realized gain (loss) on the Statement of Operations in the annual and semiannual reports.

Swap contract agreements are exposed to the market risk factor of the specific underlying reference rate or asset. Swap contracts are typically more attractively priced compared to similar investments in related cash securities because they isolate the risk to one market risk factor and eliminate the other market risk factors. Investments in cash securities (for instance bonds) have exposure to multiple risk factors (credit and interest rate risk). Because swaps have embedded leverage, they can expose the Fund to substantial risk in the isolated market risk factor.

Credit Default Swap Contracts. A credit default swap is a contract that enables an investor to buy or sell protection against a defined-issuer credit event, such as the issuer’s failure to make timely payments of interest or principal on a debt security, bankruptcy or restructuring. The Fund may enter into credit default swaps either by buying or selling protection on a corporate issuer, sovereign issuer, or a basket or index of issuers (the “reference asset”).

The buyer of protection pays a periodic fee to the seller of protection based on the notional amount of the swap contract. The seller of protection agrees to compensate the

17 OPPENHEIMER GLOBAL UNCONSTRAINED BOND FUND

NOTES TO STATEMENT OF INVESTMENTS Unaudited / Continued

6. Use of Derivatives (Continued)

buyer of protection for future potential losses as a result of a credit event on the reference asset. The contract effectively transfers the credit event risk of the reference asset from the buyer of protection to the seller of protection.

The ongoing value of the contract will fluctuate throughout the term of the contract based primarily on the credit risk of the reference asset. If the credit quality of the reference asset improves relative to the credit quality at contract initiation, the buyer of protection may have an unrealized loss greater than the anticipated periodic fee owed. This unrealized loss would be the result of current credit protection being cheaper than the cost of credit protection at contract initiation. If the buyer elects to terminate the contract prior to its maturity, and there has been no credit event, this unrealized loss will become realized. If the contract is held to maturity, and there has been no credit event, the realized loss will be equal to the periodic fee paid over the life of the contract.

If there is a credit event, the buyer of protection can exercise its rights under the contract and receive a payment from the seller of protection equal to the notional amount of the swap less the market value of specified debt securities issued by the reference asset. Upon exercise of the contract the difference between such value and the notional amount is recorded as realized gain (loss) and is included on the Statement of Operations in the annual and semiannual reports.

The Fund may purchase or sell credit protection through credit default swaps to increase or decrease exposure to the credit risk of individual issuers and/or indexes of issuers that are either unavailable or considered to be less attractive in the bond market.

For the reporting period, the Fund had ending monthly average notional amounts of $375,000 on credit default swaps to buy protection.

Additional associated risks to the Fund include counterparty credit risk and liquidity risk.

Interest Rate Swap Contracts. An interest rate swap is an agreement between counterparties to exchange periodic payments based on interest rates. One cash flow stream will typically be a floating rate payment based upon a specified floating interest rate while the other is typically a fixed interest rate.

The Fund may enter into interest rate swaps in which it pays the fixed or floating interest rate in order to increase or decrease exposure to interest rate risk. Typically, if relative interest rates rise, floating payments under a swap agreement will be greater than the fixed payments.

For the reporting period, the Fund had ending monthly average notional amounts of $3,748,600 and $6,032,725 on interest rate swaps which pay a fixed rate and interest rate swaps which receive a fixed rate, respectively.

Additional associated risks to the Fund include counterparty credit risk and liquidity risk.

Swaption Transactions

The Fund may enter into a swaption contract which grants the purchaser the right, but not the obligation, to enter into a swap transaction at preset terms detailed in the underlying agreement within a specified period of time. The purchaser pays a premium to the swaption writer who bears the risk of unfavorable changes in the preset terms on the underlying swap.

18 OPPENHEIMER GLOBAL UNCONSTRAINED BOND FUND

6. Use of Derivatives (Continued)

Purchased swaptions are reported as a component of investments in the Statement of Investments and the Statement of Assets and Liabilities in the annual and semiannual reports. Written swaptions are reported on a schedule following the Statement of Investments and their value is reported as a separate asset or liability line item in the Statement of Assets and Liabilities in the annual and semiannual reports. The net change in unrealized appreciation or depreciation on written swaptions is separately reported in the Statement of Operations in the annual and semiannual reports. When a swaption is exercised, the cost of the swap is adjusted by the amount of premium paid or received. Upon the expiration or closing of an unexercised swaption contract, a gain or loss is reported in the Statement of Operations in the annual and semiannual reports for the amount of the premium paid or received.

The Fund generally will incur a greater risk when it writes a swaption than when it purchases a swaption. When the Fund writes a swaption it will become obligated, upon exercise of the swaption, according to the terms of the underlying agreement. Swaption contracts written by the Fund do not give rise to counterparty credit risk prior to exercise as they obligate the Fund, not its counterparty, to perform. When the Fund purchases a swaption it only risks losing the amount of the premium it paid if the swaption expires unexercised. However, when the Fund exercises a purchased swaption there is a risk that the counterparty will fail to perform or otherwise default on its obligations under the swaption contract.

The Fund may purchase swaptions which give it the option to enter into an interest rate swap in which it pays a floating or fixed interest rate and receives a fixed or floating interest rate in order to increase or decrease exposure to interest rate risk. Purchasing the fixed portion of this swaption becomes more valuable as the reference interest rate decreases relative to the preset interest rate. Purchasing the floating portion of this swaption becomes more valuable as the reference interest rate increases relative to the preset interest rate.

The Fund may write swaptions which give it the obligation, if exercised by the purchaser, to enter into an interest rate swap in which it pays a fixed or floating interest rate and receives a floating or fixed interest rate in order to increase or decrease exposure to interest rate risk. A written swaption paying a fixed rate becomes more valuable as the reference interest rate increases relative to the preset interest rate. A written swaption paying a floating rate becomes more valuable as the reference interest rate decreases relative to the preset interest rate.

The Fund may write swaptions which give it the obligation, if exercised by the purchaser, to sell or buy credit protection through credit default swaps in order to increase or decrease exposure to the credit risk of individual issuers and/or indexes of issuers. A written swaption selling protection becomes more valuable as the likelihood of a credit event on the reference asset decreases. A written swaption buying protection becomes more valuable as the likelihood of a credit event on the reference asset increases.

During the reporting period, the Fund had an ending monthly average market value of $87,316 and $75,482 on purchased and written swaptions, respectively.

Counterparty Credit Risk. Derivative positions are subject to the risk that the counterparty will not fulfill its obligation to the Fund. The Fund intends to enter into derivative transactions

19 OPPENHEIMER GLOBAL UNCONSTRAINED BOND FUND

NOTES TO STATEMENT OF INVESTMENTS Unaudited / Continued

6. Use of Derivatives (Continued)

with counterparties that the Manager believes to be creditworthy at the time of the transaction.

The Fund’s risk of loss from counterparty credit risk on OTC derivatives is generally limited to the aggregate unrealized gain netted against any collateral held by the Fund. For OTC options purchased, the Fund bears the risk of loss of the amount of the premiums paid plus the positive change in market values net of any collateral held by the Fund should the counterparty fail to perform under the contracts. Options written by the Fund do not typically give rise to counterparty credit risk, as options written generally obligate the Fund and not the counterparty to perform.

To reduce counterparty risk with respect to OTC transactions, the Fund has entered into master netting arrangements, established within the Fund’s International Swap and Derivatives Association, Inc. (“ISDA”) master agreements, which allow the Fund to make (or to have an entitlement to receive) a single net payment in the event of default (close-out netting) for outstanding payables and receivables with respect to certain OTC positions in swaps, options, swaptions, and forward currency exchange contracts for each individual counterparty. In addition, the Fund may require that certain counterparties post cash and/or securities in collateral accounts to cover their net payment obligations for those derivative contracts subject to ISDA master agreements. If the counterparty fails to perform under these contracts and agreements, the cash and/or securities will be made available to the Fund.

ISDA master agreements include credit related contingent features which allow counterparties to OTC derivatives to terminate derivative contracts prior to maturity in the event that, for example, the Fund’s net assets decline by a stated percentage or the Fund fails to meet the terms of its ISDA master agreements, which would cause the Fund to accelerate payment of any net liability owed to the counterparty.

For financial reporting purposes, the Fund does not offset derivative assets and derivative liabilities that are subject to netting arrangements in the Statement of Assets and Liabilities in the annual and semiannual reports. Bankruptcy or insolvency laws of a particular jurisdiction may impose restrictions on or prohibitions against the right of offset in bankruptcy, insolvency or other events.

The Fund’s risk of loss from counterparty credit risk on exchange-traded derivatives cleared through a clearinghouse and for centrally cleared swaps is generally considered lower than as compared to OTC derivatives. However, counterparty credit risk exists with respect to initial and variation margin deposited/paid by the Fund that is held in futures commission merchant, broker and/or clearinghouse accounts for such exchange-traded derivatives and for centrally cleared swaps.

With respect to centrally cleared swaps, such transactions will be submitted for clearing, and if cleared, will be held in accounts at futures commission merchants or brokers that are members of clearinghouses. While brokers, futures commission merchants and clearinghouses are required to segregate customer margin from their own assets, in the event that a broker, futures commission merchant or clearinghouse becomes insolvent or goes into bankruptcy and at that time there is a shortfall in the aggregate amount of margin held by the broker, futures commission merchant or clearinghouse for all its customers, U.S. bankruptcy laws will

20 OPPENHEIMER GLOBAL UNCONSTRAINED BOND FUND

6. Use of Derivatives (Continued)

typically allocate that shortfall on a pro-rata basis across all the broker’s, futures commission merchant’s or clearinghouse’s customers, potentially resulting in losses to the Fund.

There is the risk that a broker, futures commission merchant or clearinghouse will decline to clear a transaction on the Fund’s behalf, and the Fund may be required to pay a termination fee to the executing broker with whom the Fund initially enters into the transaction. Clearinghouses may also be permitted to terminate centrally cleared swaps at any time. The Fund is also subject to the risk that the broker or futures commission merchant will improperly use the Fund’s assets deposited/paid as initial or variation margin to satisfy payment obligations of another customer. In the event of a default by another customer of the broker or futures commission merchant, the Fund might not receive its variation margin payments from the clearinghouse, due to the manner in which variation margin payments are aggregated for all customers of the broker/futures commission merchant.

Collateral and margin requirements differ by type of derivative. Margin requirements are established by the broker, futures commission merchant or clearinghouse for exchange-traded and cleared derivatives, including centrally cleared swaps. Brokers, futures commission merchants and clearinghouses can ask for margin in excess of the regulatory minimum, or increase the margin amount, in certain circumstances.

Collateral terms are contract specific for OTC derivatives. For derivatives traded under an ISDA master agreement, the collateral requirements are typically calculated by netting the mark to market amount for each transaction under such agreement and comparing that amount to the value of any collateral currently pledged by the Fund or the counterparty.

For financial reporting purposes, cash collateral that has been pledged to cover obligations of the Fund, if any, is reported separately on the Statement of Assets and Liabilities in the annual and semiannual reports as cash pledged as collateral. Non-cash collateral pledged by the Fund, if any, is noted in the Statement of Investments. Generally, the amount of collateral due from or to a party must exceed a minimum transfer amount threshold (e.g. $250,000) before a transfer has to be made. To the extent amounts due to the Fund from its counterparties are not fully collateralized, contractually or otherwise, the Fund bears the risk of loss from counterparty nonperformance.

21 OPPENHEIMER GLOBAL UNCONSTRAINED BOND FUND

STATEMENT OF INVESTMENTS March 31, 2018 Unaudited

	Principal Amount	Value
Corporate Bonds and Notes—67.6%
Energy—1.0%
Oil, Gas & Consumable Fuels—1.0%
Energy Transfer Partners LP, 6.625% [US0003M+415.5] Jr. Sub. Perpetual Bonds[1,2]	$105,000	$100,078

Financials—62.7%
Capital Markets—11.4%
Charles Schwab Corp. (The), 5.00% [US0003M+257.5] Jr. Sub. Perpetual Bonds[1,2]	200,000	195,683
Credit Suisse Group AG, 7.125% [USSW5+510.8] Jr. Sub. Perpetual Bonds[1,2]	190,000	198,788
E*TRADE Financial Corp., 5.875% [US0003M+443.5] Jr. Sub. Perpetual Bonds[1,2]	190,000	194,750
Goldman Sachs Group, Inc. (The): 5.00% [US0003M+287.4] Jr. Sub. Perpetual Bonds[1,2]	100,000	97,500
5.375% [US0003M+392.2] Jr. Sub. Perpetual Bonds[1,2]	100,000	102,783
Macquarie Bank Ltd. (London), 6.125% [USSW5+370.3] Jr. Sub. Perpetual Bonds[1,2,3]	190,000	185,962
UBS Group AG, 7.125% [USSW5+588.3] Jr. Sub. Perpetual Bonds[1,2]	185,000	195,281

		1,170,747

Commercial Banks—42.1%
Australia & New Zealand Banking Group Ltd. (United Kingdom), 6.75% [USISDA05+516.8] Jr. Sub. Perpetual Bonds[1,2,3]	180,000	191,700
Banco Bilbao Vizcaya Argentaria SA, 6.125% [USSW5+387] Jr. Sub. Perpetual Bonds[1,2]	195,000	189,540
Banco Santander SA, 6.375% [USSW5+478.8] Jr. Sub. Perpetual Bonds[1,2]	195,000	198,147
Bank of America Corp.: 6.30% [US0003M+455.3] Jr. Sub. Perpetual Bonds[1,2]	225,000	241,875
5.397% [US0003M+363] Jr. Sub. Perpetual Bonds, Series K1,2	150,000	150,187
Barclays plc, 7.875% [USSW5+677.2] Jr. Sub. Perpetual Bonds[1,2]	185,000	196,970
BNP Paribas SA, 7.625% [USSW5+631.4] Jr. Sub. Perpetual Bonds[1,2,3]	180,000	193,725
CIT Group, Inc., 5.80% [US0003M+397.2] Jr. Sub. Perpetual Bonds[1,2]	195,000	195,487
Citigroup, Inc., 6.125% [US0003M+447.8] Jr. Sub. Perpetual Bonds[1,2]	145,000	152,736
Credit Agricole SA, 8.125% [USSW5+618.5] Jr. Sub. Perpetual Bonds[1,2,3]	170,000	194,120
Fifth Third Bancorp, 5.10% [US0003M+303.33] Jr. Sub. Perpetual Bonds[1,2]	50,000	49,375
HSBC Holdings plc, 6.375% [USISDA05+370.5] Jr. Sub. Perpetual Bonds[1,2]	190,000	192,850
Huntington Bancshares, Inc., 5.70% [US0003M+288] Jr. Sub. Perpetual Bonds[1,2]	102,000	102,701

1      OPPENHEIMER PREFERRED SECURITIES AND INCOME FUND

STATEMENT OF INVESTMENTS Unaudited / Continued

	Principal Amount	Value
Commercial Banks (Continued)
ING Groep NV, 6.875% [USSW5+512.4] Jr. Sub. Perpetual Bonds[1,2]	$190,000	$199,384
JPMorgan Chase & Co.:
6.125% [US0003M+333] Jr. Sub. Perpetual Bonds[1,2]	230,000	241,212
7.90% [US0003M+347] Jr. Sub. Perpetual Bonds, Series 1[1,2]	195,000	196,238
Royal Bank of Scotland Group plc, 7.50% [USSW5+580] Jr. Sub. Perpetual Bonds[1,2]	190,000	198,075
Societe Generale SA, 7.375% [USSW5+623.8] Jr. Sub. Perpetual Bonds[1,2,3]	185,000	197,256
Standard Chartered plc, 7.50% [USSW5+630.1] Jr. Sub. Perpetual Bonds[1,2,3]	185,000	196,100
SunTrust Banks, Inc.:
5.05% [US0003M+310.2] Jr. Sub. Perpetual Bonds[1,2]	150,000	149,438
5.125% [US0003M+278.6] Jr. Sub. Perpetual Bonds[1,2]	105,000	100,803
UniCredit SpA, 8.00% [USSW5+518] Jr. Sub. Perpetual Bonds[1,2]	185,000	193,184
Wachovia Capital Trust III, 5.57% [US0003M+93] Jr. Sub. Perpetual Bonds[1,2]	200,000	199,510
Westpac Banking Corp. (New Zealand), 5.00%
[USISDA05+288.8] Jr. Sub. Perpetual Bonds[1,2]	203,000	187,801

		4,308,414

Consumer Finance—2.4%
American Express Co., 4.90% [US0003M+328.5] Jr. Sub. Perpetual Bonds[1,2]	147,000	147,919
Discover Financial Services, 5.50% [US0003M+307.6] Jr. Sub. Perpetual Bonds[1,2]	100,000	97,875

		245,794

Diversified Financial Services—0.9%
Voya Financial, Inc., 4.70% [US0003M+208.4] Jr. Sub. Nts., 1/23/48[1,3]	105,000	95,637

Insurance—5.9%
Catlin Insurance Co. Ltd., 4.714% [US0003M+297.5] Jr. Sub. Perpetual Bonds[1,2,3]	100,000	100,000
Chubb Corp. (The), 3.972% [US0003M+225] Jr. Sub. Nts., 4/15/37[1]	100,000	100,220
Hartford Financial Services Group, Inc. (The), 3.964% [US0003M+212.5] Jr. Sub. Nts., 2/12/47[1,3]	100,000	97,375
Liberty Mutual Group, Inc., 5.03% [US0003M+290.5] Jr. Sub. Nts., 3/15/37[1,3]	102,000	100,598
Lincoln National Corp., 4.242% [US0003M+235.75] Jr. Sub. Nts., 5/17/66[1]	105,000	101,604
MetLife, Inc., 5.25% [US0003M+357.5] Jr. Sub. Perpetual Bonds[1,2]	100,000	102,474

		602,271

2      OPPENHEIMER PREFERRED SECURITIES AND INCOME FUND

	Principal Amount	Value
Industrials—2.0%
Trading Companies & Distributors—2.0%
ILFC E-Capital Trust I, 4.64% [30YR CMT +155] Jr. Sub. Nts., 12/21/65[1,3]	$205,000	$200,388

Utilities—1.9%
Electric Utilities—0.9%
NextEra Energy Capital Holdings, Inc., 4.80%
[US0003M+240.9] Jr. Sub. Nts., 12/1/77[1]	100,000	96,712

Multi-Utilities—1.0%
WEC Energy Group, Inc., 3.951% [US0003M+211.25] Jr. Sub. Nts., 5/15/67[1]	105,000	102,900

Total Corporate Bonds and Notes (Cost $7,007,164)		6,922,941

	Shares
Preferred Stocks—30.6%
Allstate Corp. (The), 6.625% Non-Cum., Non-Vtg.	3,904	101,348
American Homes 4 Rent, 6.35% Cum., Non-Vtg.	3,997	99,166
Citigroup Capital XIII, 7.75% Cum., Non-Vtg. [US0003M+637][1]	9,321	253,438
Digital Realty Trust, Inc., 7.375% Cum., Non-Vtg.	3,836	100,848
eBay, Inc., 6.00% Cv.	3,859	101,646
Fifth Third Bancorp, 6.625% Non-Cum., Non-Vtg. [US0003M+371][1]	5,107	148,869
First Republic Bank, 7.00% Non-Cum.	3,807	99,743
GMAC Capital Trust I, 7.20% Jr. Sub., Non-Vtg. [US0003M+578.5][1]	5,836	151,619
Goldman Sachs Group, Inc. (The), 6.30% Non-Cum., Series N, Non-Vtg.	9,674	259,457
Huntington Bancshares, Inc., 6.25% Non-Cum., Non-Vtg.	3,821	104,122
KeyCorp, 6.125% Non-Cum., Non-Vtg. [US0003M+389.2][1]	7,298	205,950
Morgan Stanley, 5.85% Non-Cum., Non-Vtg. [US0003M+349.1][1]	6,232	162,593
Morgan Stanley, 6.375% Non-Cum., Non-Vtg. [US0003M+370.8][1]	5,649	153,201
Northern Trust Corp., 5.85% Non-Cum., Non-Vtg.	2,309	61,766
PNC Financial Services Group, Inc. (The), 6.125% Non-Cum., Non-Vtg. [US0003M+406.7][1]	8,016	225,009
Prudential Financial, Inc., 5.75% Jr. Sub.	2,002	50,410
Qwest Corp., 7.00% Sr. Unsec.	6,950	166,244
Senior Housing Properties Trust, 6.25% Sr. Unsec., Non-Vtg.	3,856	99,446
State Street Corp., 6.00% Non-Cum., Non-Vtg.	5,879	154,618
US Bancorp, 6.50% Non-Cum., Non-Vtg. [US0003M+446.8][1]	8,332	232,713
Ventas Realty LP/Ventas Capital Corp., 5.45% Sr. Unsec.	4,056	101,157
Wells Fargo & Co., 6.625% Non-Cum Non-Vtg. [US0003M+369][1]	3,661	102,252

Total Preferred Stocks (Cost $3,096,472)		3,135,615

3      OPPENHEIMER PREFERRED SECURITIES AND INCOME FUND

STATEMENT OF INVESTMENTS Unaudited / Continued

	Shares	Value
Investment Company—2.8%
Oppenheimer Institutional Government Money Market Fund, Cl. E, 1.58%[4,5] (Cost $287,194)	287,194	$287,194
Total Investments, at Value (Cost $10,390,830)	101.0%	10,345,750
Net Other Assets (Liabilities)	(1.0)	(98,672)

Net Assets	100.0%	$10,247,078

Footnotes to Statement of Investments

1. Represents the current interest rate for a variable or increasing rate security, determined as [Referenced Rate + Basis-point spread].

2. This bond has no contractual maturity date, is not redeemable and contractually pays an indefinite stream of interest.

3. Represents securities sold under Rule 144A, which are exempt from registration under the Securities Act of 1933, as amended. These securities have been determined to be liquid under guidelines established by the Board of Trustees. These securities amount to $1,752,861 or 17.11% of the Fund’s net assets at period end.

4. Rate shown is the 7-day yield at period end.

5. Is or was an affiliate, as defined in the Investment Company Act of 1940, as amended, at or during the reporting period, by virtue of the Fund owning at least 5% of the voting securities of the issuer or as a result of the Fund and the issuer having the same investment adviser. Transactions during the reporting period in which the issuer was an affiliate are as follows:

	Shares February 12, 2018 (Commencement of Operations)	Gross Additions	Gross Reductions	Shares March 31, 2018
Oppenheimer Institutional Government Money Market Fund, Cl. E	—	15,827,032	15,539,838	287,194

	Value	Income	Realized Gain (Loss)	Change in Unrealized Gain (Loss)
Oppenheimer Institutional Government Money Market Fund, Cl. E	$287,194	$245	$—	$—

Glossary: Definitions
30YR CMT	30 Year Constant Maturity Treasury
ICE LIBOR	Intercontinental Exchange London Interbank Offered Rate
US0003M	ICE LIBOR USD 3 Month
USISDA05	USD ICE Swap Rate 11:00am NY 5 Year
USSW5	USD Swap Semi 30/360 5 Year

4      OPPENHEIMER PREFERRED SECURITIES AND INCOME FUND

NOTES TO STATEMENT OF INVESTMENTS March 31, 2018 Unaudited

1. Organization

Oppenheimer Preferred Securities and Income Fund (the “Fund”), is a separate fund of Oppenheimer Integrity Funds, a diversified open-end management investment company registered under the Investment Company Act of 1940 (“1940 Act”), as amended. The Fund’s investment objective is to seek total return. The Fund’s investment adviser is OFI Global Asset Management, Inc. (“OFI Global” or the “Manager”), a wholly-owned subsidiary of OppenheimerFunds, Inc. (“OFI” or the “Sub-Adviser”). The Manager has entered into a sub-advisory agreement with OFI. The Fund commenced operations on February 12, 2018.

2. Securities Valuation

The Fund calculates the net asset value of its shares as of 4:00 P.M. Eastern Time, on each day the New York Stock Exchange (the “Exchange”) is open for trading, except in the case of a scheduled early closing of the Exchange, in which case the Fund will calculate net asset value of the shares as of the scheduled early closing time of the Exchange.

The Fund’s Board has adopted procedures for the valuation of the Fund’s securities and has delegated the day-to-day responsibility for valuation determinations under those procedures to the Manager. The Manager has established a Valuation Committee which is responsible for determining a fair valuation for any security for which market quotations are not readily available. The Valuation Committee’s fair valuation determinations are subject to review, approval and ratification by the Fund’s Board at least quarterly or more frequently, if necessary.

Valuation Methods and Inputs

Securities are valued primarily using unadjusted quoted market prices, when available, as supplied by third party pricing services or broker-dealers.

The following methodologies are used to determine the market value or the fair value of the types of securities described below:

Equity securities traded on a securities exchange (including exchange-traded derivatives other than futures and futures options) are valued based on the official closing price on the principal exchange on which the security is traded, as identified by the Manager, prior to the time when the Fund’s assets are valued. If the official closing price is unavailable, the security is valued at the last sale price on the principal exchange on which it is traded, or if no sales occurred, the security is valued at the mean between the quoted bid and asked prices. Over-the-counter equity securities are valued at the last published sale price, or if no sales occurred, at the mean between the quoted bid and asked prices. Events occurring after the close of trading on foreign exchanges may result in adjustments to the valuation of foreign securities to more accurately reflect their fair value as of the time when the Fund’s assets are valued.

Shares of a registered investment company that are not traded on an exchange are valued at that investment company’s net asset value per share.

Corporate and government debt securities (of U.S. or foreign issuers) and municipal debt securities, short-term notes, mortgage-backed securities, collateralized mortgage obligations, and asset-backed securities are valued at the mean between the bid and asked prices utilizing

5      OPPENHEIMER PREFERRED SECURITIES AND INCOME FUND

NOTES TO STATEMENT OF INVESTMENTS Unaudited / Continued

2. Securities Valuation (Continued)

evaluated prices obtained from third party pricing services or broker-dealers who may use matrix pricing methods to determine the evaluated prices. Pricing services generally price debt securities assuming orderly transactions of an institutional “round lot” size, but some trades may occur in smaller, “odd lot” sizes, sometimes at lower prices than institutional round lot trades. Standard inputs generally considered by third-party pricing vendors include reported trade data, broker-dealer price quotations, benchmark yields, issuer spreads on comparable securities, the credit quality, yield, maturity, as well as other appropriate factors.

Securities for which market quotations are not readily available, or when a significant event has occurred that would materially affect the value of the security, are fair valued either (i) by a standardized fair valuation methodology applicable to the security type or the significant event as previously approved by the Valuation Committee and the Fund’s Board or (ii) as determined in good faith by the Manager’s Valuation Committee. The Valuation Committee considers all relevant facts that are reasonably available, through either public information or information available to the Manager, when determining the fair value of a security. Those standardized fair valuation methodologies include, but are not limited to, valuing securities at the last sale price or initially at cost and subsequently adjusting the value based on: changes in company specific fundamentals, changes in an appropriate securities index, or changes in the value of similar securities which may be further adjusted for any discounts related to security-specific resale restrictions. When possible, such methodologies use observable market inputs such as unadjusted quoted prices of similar securities, observable interest rates, currency rates and yield curves. The methodologies used for valuing securities are not necessarily an indication of the risks associated with investing in those securities nor can it be assured that the Fund can obtain the fair value assigned to a security if it were to sell the security.

Classifications

Each investment asset or liability of the Fund is assigned a level at measurement date based on the significance and source of the inputs to its valuation. Various data inputs may be used in determining the value of each of the Fund’s investments as of the reporting period end.

These data inputs are categorized in the following hierarchy under applicable financial accounting standards:

1) Level 1-unadjusted quoted prices in active markets for identical assets or liabilities (including securities actively traded on a securities exchange)

2) Level 2-inputs other than unadjusted quoted prices that are observable for the asset or liability (such as unadjusted quoted prices for similar assets and market corroborated inputs such as interest rates, prepayment speeds, credit risks, etc.)

3) Level 3-significant unobservable inputs (including the Manager’s own judgments about assumptions that market participants would use in pricing the asset or liability).

The inputs used for valuing securities are not necessarily an indication of the risks associated with investing in those securities.

The Fund classifies each of its investments in investment companies which are publicly

6      OPPENHEIMER PREFERRED SECURITIES AND INCOME FUND

2. Securities Valuation (Continued)

offered as Level 1. Investment companies that are not publicly offered, if any, are classified as Level 2 in the fair value hierarchy.

The table below categorizes amounts at period end based on valuation input level:

	Level 1— Unadjusted Quoted Prices	Level 2— Other Significant Observable Inputs	Level 3— Significant Unobservable Inputs	Value
Assets Table
Investments, at Value:
Corporate Bonds and Notes	$—	$6,922,941	$—	$6,922,941
Preferred Stocks	3,135,615	—	—	3,135,615
Investment Company	287,194	—	—	287,194

Total Assets	$3,422,809	$6,922,941	$—	$10,345,750

Forward currency exchange contracts and futures contracts, if any, are reported at their unrealized appreciation/depreciation at measurement date, which represents the change in the contract’s value from trade date. All additional assets and liabilities included in the above table are reported at their market value at measurement date.

3. Investments and Risks

Investments in Affiliated Funds. The Fund is permitted to invest in other mutual funds advised by the Manager (“Affiliated Funds”). Affiliated Funds are open-end management investment companies registered under the 1940 Act, as amended. The Manager is the investment adviser of, and the Sub-Adviser provides investment and related advisory services to, the Affiliated Funds. When applicable, the Fund’s investments in Affiliated Funds are included in the Statement of Investments. Shares of Affiliated Funds are valued at their net asset value per share. As a shareholder, the Fund is subject to its proportional share of the Affiliated Funds’ expenses, including their management fee. The Manager will waive fees and/ or reimburse Fund expenses in an amount equal to the indirect management fees incurred through the Fund’s investment in the Affiliated Funds.

Each of the Affiliated Funds in which the Fund invests has its own investment risks, and those risks can affect the value of the Fund’s investments and therefore the value of the Fund’s shares. To the extent that the Fund invests more of its assets in one Affiliated Fund than in another, the Fund will have greater exposure to the risks of that Affiliated Fund.

Investments in Money Market Instruments. The Fund is permitted to invest its free cash balances in money market instruments to provide liquidity or for defensive purposes. The Fund may invest in money market instruments by investing in Class E shares of Oppenheimer Institutional Government Money Market Fund (“IGMMF”), which is an Affiliated Fund. IGMMF is regulated as a money market fund under the 1940 Act, as amended. The Fund may also invest in money market instruments directly or in other affiliated or unaffiliated money market

7      OPPENHEIMER PREFERRED SECURITIES AND INCOME FUND

NOTES TO STATEMENT OF INVESTMENTS Unaudited / Continued

3. Investments and Risks (Continued)

funds.

Equity Security Risk. Stocks and other equity securities fluctuate in price. The value of the Fund’s portfolio may be affected by changes in the equity markets generally. Equity markets may experience significant short-term volatility and may fall sharply at times. Different markets may behave differently from each other and U.S. equity markets may move in the opposite direction from one or more foreign stock markets. Adverse events in any part of the equity or fixed-income markets may have unexpected negative effects on other market segments.

The prices of individual equity securities generally do not all move in the same direction at the same time and a variety of factors can affect the price of a particular company’s securities. These factors may include, but are not limited to, poor earnings reports, a loss of customers, litigation against the company, general unfavorable performance of the company’s sector or industry, or changes in government regulations affecting the company or its industry.

4. Market Risk Factors

The Fund’s investments in securities and/or financial derivatives may expose the Fund to various market risk factors:

Commodity Risk. Commodity risk relates to the change in value of commodities or commodity indexes as they relate to increases or decreases in the commodities market. Commodities are physical assets that have tangible properties. Examples of these types of assets are crude oil, heating oil, metals, livestock, and agricultural products.

Credit Risk. Credit risk relates to the ability of the issuer of debt to meet interest and principal payments, or both, as they come due. In general, lower-grade, higher-yield debt securities are subject to credit risk to a greater extent than lower-yield, higher-quality securities.

Equity Risk. Equity risk relates to the change in value of equity securities as they relate to increases or decreases in the general market.

Foreign Exchange Rate Risk. Foreign exchange rate risk relates to the change in the U.S. dollar value of a security held that is denominated in a foreign currency. The U.S. dollar value of a foreign currency denominated security will decrease as the dollar appreciates against the currency, while the U.S. dollar value will increase as the dollar depreciates against the currency.

Interest Rate Risk. Interest rate risk refers to the fluctuations in value of fixed-income securities resulting from the inverse relationship between price and yield. For example, an increase in general interest rates will tend to reduce the market value of already issued fixed-income investments, and a decline in general interest rates will tend to increase their value. In addition, debt securities with longer maturities, which tend to have higher yields, are subject to potentially greater fluctuations in value from changes in interest rates than obligations with shorter maturities.

Volatility Risk. Volatility risk refers to the magnitude of the movement, but not the direction of the movement, in a financial instrument’s price over a defined time period.

8      OPPENHEIMER PREFERRED SECURITIES AND INCOME FUND

4. Market Risk Factors (Continued)

Large increases or decreases in a financial instrument’s price over a relative time period typically indicate greater volatility risk, while small increases or decreases in its price typically indicate lower volatility risk.

9      OPPENHEIMER PREFERRED SECURITIES AND INCOME FUND

Item 2. Controls and Procedures.

(a)	Based on their evaluation of the registrant’s disclosure controls and procedures (as defined in rule 30a-3(c) under the Investment Company Act of 1940 (17 CFR 270.30a-3(c)) as of 3/31/2018, the registrant’s principal executive officer and principal financial officer found the registrant’s disclosure controls and procedures to provide reasonable assurances that information required to be disclosed by the registrant in the reports that it files under the Securities Exchange Act of 1934 (a) is accumulated and communicated to the registrant’s management, including its principal executive officer and principal financial officer, to allow timely decisions regarding required disclosure, and (b) is recorded, processed, summarized and reported, within the time periods specified in the rules and forms adopted by the U.S. Securities and Exchange Commission.

(b)	There have been no significant changes in the registrant’s internal controls over financial reporting that occurred during the registrant’s last fiscal quarter that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 3. Exhibits.

Exhibits attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Oppenheimer Integrity Funds

By:	/s/ Arthur P. Steinmetz
Arthur P. Steinmetz
Principal Executive Officer
Date:	5/18/2018

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Arthur P. Steinmetz
Arthur P. Steinmetz
Principal Executive Officer
Date:	5/18/2018

By:	/s/ Brian S. Petersen
Brian S. Petersen
Principal Financial Officer
Date:	5/18/2018